Exhibit 10.1

CERTAIN INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT PURSUANT TO ITEM 601(B)(10) OF REGULATION S-K, BECAUSE IT IS BOTH NOT MATERIAL AND THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. IN ADDITION, CERTAIN PERSONALLY IDENTIFIABLE INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT PURSUANT TO ITEM 601(A)(6) OF REGULATION S-K. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

COMMON STOCK PURCHASE AGREEMENT

Dated as of December 26, 2023

by and between

SPECTRAL AI, INC.

and

B. RILEY PRINCIPAL CAPITAL II, LLC

i

ii

Annex I. Definitions

iii

COMMON STOCK PURCHASE AGREEMENT

This COMMON STOCK PURCHASE AGREEMENT is made and entered into as of December 26, 2023 (this “Agreement”), by and between B. Riley Principal Capital II, LLC, a Delaware limited liability company (the “Investor”), and Spectral AI, Inc., a Delaware corporation (the “Company”).

RECiTALS

WHEREAS, the parties desire that, upon the terms and subject to the conditions and limitations set forth herein, the Company may issue and sell to the Investor, from time to time as provided herein, and the Investor shall purchase from the Company, up to the lesser of (i) $10,000,000 in aggregate gross purchase price of newly issued shares of the Company’s Class A common stock, par value $0.0001 per share (the “Common Stock”), and (ii) the Exchange Cap (to the extent applicable under Section 3.4);

WHEREAS, such sales of Common Stock by the Company to the Investor will be made in reliance upon the provisions of Section 4(a)(2) of the Securities Act (“Section 4(a)(2)”), and upon such other exemption from the registration requirements of the Securities Act as may be available with respect to any or all of the sales of Common Stock to the Investor to be made hereunder;

WHEREAS, the parties hereto are concurrently entering into a Registration Rights Agreement in the form attached as Exhibit A hereto (the “Registration Rights Agreement”), pursuant to which the Company shall register under the Securities Act the resale of the Registrable Securities (as defined in the Registration Rights Agreement) by the Investor, upon the terms and subject to the conditions set forth therein;

WHEREAS, in consideration for the Investor’s execution and delivery of this Agreement, the Company shall pay the Commitment Fee to the Investor in such manner, at such time(s) and otherwise pursuant to and in accordance with Section 10.1(ii) and, in connection therewith, the Company is causing its transfer agent to issue to the Investor the Commitment Shares concurrently with the execution and delivery of this Agreement by the parties hereto on the date hereof, pursuant to and in accordance with Section 10.1(ii)(a), and the Company shall pay the Cash Commitment Fee to the Investor in such manner, at such time and otherwise pursuant to and in accordance with Section 10.1(ii)(b); and

WHEREAS, the Company acknowledges that the Investor is an Affiliate of the B. Riley group of entities, and its Affiliate, B. Riley Securities, Inc. (“BRS”), is acting as the Investor’s representative in connection with the transactions contemplated by the Transaction Documents.

NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

Article I

DEFINITIONS

Capitalized terms used in this Agreement shall have the meanings ascribed to such terms in Annex I hereto, and hereby made a part hereof, or as otherwise set forth in this Agreement.

Article II
PURCHASE AND SALE OF COMMON STOCK

Section 2.1. Purchase and Sale of Stock. Upon the terms and subject to the conditions of this Agreement, during the Investment Period, the Company, in its sole discretion, shall have the right, but not the obligation, to issue and sell to the Investor, and the Investor shall purchase from the Company, up to the lesser of (i) $10,000,000 (the “Total Commitment”) in aggregate gross purchase price of duly authorized, validly issued, fully paid and non-assessable shares of Common Stock and (ii) the Exchange Cap, to the extent applicable under Section 3.4 (such lesser amount of shares of Common Stock, the “Aggregate Limit”), by the delivery to the Investor of VWAP Purchase Notices and Intraday VWAP Purchase Notices as provided in Article III.

Section 2.2. Closing Date; Settlement Dates. This Agreement shall become effective and binding (the “Closing”) upon (a) the delivery of counterpart signature pages of this Agreement and the Registration Rights Agreement executed by each of the parties hereto and thereto, and (b) the delivery of all other documents, instruments and writings required to be delivered at the Closing, in each case as provided in Section 7.1(iv), to the offices of Duane Morris LLP, at 1540 Broadway, New York, NY 10036, at 3:45 p.m., New York City time, on the Closing Date. In consideration of and in express reliance upon the representations, warranties and covenants contained in, and upon the terms and subject to the conditions of, this Agreement, during the Investment Period, the Company, at its sole option and discretion, may issue and sell to the Investor, and, if the Company elects to so issue and sell, the Investor shall purchase from the Company, the Shares in respect of each VWAP Purchase and each Intraday VWAP Purchase (as applicable). The delivery of Shares in respect of each VWAP Purchase and each Intraday VWAP Purchase, and the payment for such Shares, shall occur in accordance with Section 3.3.

Section 2.3. Initial Public Announcements and Required Filings. The Company shall, not later than 9:00 a.m., New York City time, on the Trading Day immediately after the date of this Agreement, file with the Commission a Current Report on Form 8-K disclosing the execution of this Agreement and the Registration Rights Agreement by the Company and the Investor and describing the material terms thereof, including, without limitation, the Commitment Fee payable by the Company to the Investor pursuant to Section 10.1(ii) of this Agreement, and attaching as exhibits thereto copies of each of this Agreement and the Registration Rights Agreement and, if applicable, any press release issued by the Company disclosing the execution of this Agreement and the Registration Rights Agreement by the Company (including all exhibits thereto, the “Current Report”). The Company shall provide the Investor a reasonable opportunity to comment on a draft of the Current Report prior to filing the Current Report with the Commission and shall give due consideration to all such comments. From and after the filing of the Current Report with the Commission, the Company shall have publicly disclosed all material, nonpublic information delivered to the Investor (or the Investor’s representatives or agents) by the Company, or any of their respective officers, directors, employees, agents or representatives (if any) in connection with the transactions contemplated by the Transaction Documents. The Investor covenants that until such time as the transactions contemplated by this Agreement and the Registration Rights Agreement are publicly disclosed by the Company as described in this Section 2.3, the Investor shall maintain the confidentiality of all disclosures made to it in connection with the transactions contemplated by the Transaction Documents (including the existence and terms of the transactions contemplated thereby), except that the Investor may disclose the terms of such transactions to its financial, accounting, legal and other advisors (provided that the Investor directs such Persons to maintain the confidentiality of such information). The Company shall use its commercially reasonable efforts to prepare and, as soon as practicable, but in no event later than the applicable Filing Deadline, file with the Commission the Initial Registration Statement and any New Registration Statement covering only the resale by the Investor of the Registrable Securities in accordance with the Securities Act and the Registration Rights Agreement. On or before the second (2nd) Trading Day immediately following the Effective Date of the Initial Registration Statement and any New Registration Statement (or any post-effective amendment thereto), the Company shall file with the Commission in accordance with Rule 424(b) under the Securities Act the final Prospectus to be used in connection with resales of the Registrable Securities by the Investor pursuant to such Registration Statement (or post-effective amendment thereto).

Article III
PURCHASE TERMS

Subject to the satisfaction of the conditions set forth in Article VII, the parties agree as follows:

Section 3.1. VWAP Purchases. Upon the initial satisfaction of all of the conditions set forth in Section 7.2 (the “Commencement” and the date of initial satisfaction of all of such conditions, the “Commencement Date”) and from time to time thereafter, subject to the satisfaction of all of the conditions set forth in Section 7.3, the Company shall have the right, but not the obligation, to direct the Investor, by its timely delivery to the Investor of a VWAP Purchase Notice for a VWAP Purchase (each, a “VWAP Purchase”), specifying in such VWAP Purchase Notice (a) the VWAP Purchase Percentage for such VWAP Purchase and (b) whether a Limit Order Continue Election or a Limit Order Discontinue Election shall apply to such VWAP Purchase, on the applicable Purchase Date therefor, to purchase a specified VWAP Purchase Share Amount, which shall not exceed the applicable VWAP Purchase Maximum Amount, at the applicable VWAP Purchase Price therefor on such Purchase Date in accordance with this Agreement. The Company may timely deliver to the Investor a VWAP Purchase Notice for a VWAP Purchase on any Trading Day selected by the Company as the Purchase Date for such VWAP Purchase, so long as (i) the Closing Sale Price of the Common Stock on the Trading Day immediately preceding such Purchase Date is not less than the Threshold Price, and (ii) all Shares subject to all prior VWAP Purchases and Intraday VWAP Purchases (as applicable) pursuant to this Agreement have been received by the Investor as DWAC Shares prior to the Company’s delivery to the Investor of such VWAP Purchase Notice for such VWAP Purchase on such Purchase Date. The Investor is obligated to accept each VWAP Purchase Notice prepared and delivered by the Company in accordance with the terms of and subject to the satisfaction of the conditions contained in this Agreement. If the Company delivers any VWAP Purchase Notice directing the Investor to purchase a VWAP Purchase Share Amount in excess of the applicable VWAP Purchase Maximum Amount that the Company is then permitted to include in such VWAP Purchase Notice (taking into account the VWAP Purchase Percentage specified by the Company in the applicable VWAP Purchase Notice for such VWAP Purchase), such VWAP Purchase Notice shall be void ab initio to the extent of the amount by which the VWAP Purchase Share Amount set forth in such VWAP Purchase Notice exceeds such applicable VWAP Purchase Maximum Amount, and the Investor shall have no obligation to purchase, and shall not purchase, such excess Shares pursuant to such VWAP Purchase Notice; provided, however, that the Investor shall remain obligated to purchase the applicable VWAP Purchase Maximum Amount pursuant to such VWAP Purchase. At or prior to 5:30 p.m., New York City time, on the Purchase Date for each VWAP Purchase, the Investor shall provide to the Company, by email correspondence to each of the individual notice recipients of the Company set forth in the applicable VWAP Purchase Notice, a written confirmation for such VWAP Purchase, setting forth the applicable VWAP Purchase Price per Share to be paid by the Investor for the Shares purchased by the Investor in such VWAP Purchase, and the total aggregate VWAP Purchase Price to be paid by the Investor for the total VWAP Purchase Share Amount purchased by the Investor in such VWAP Purchase. Notwithstanding the foregoing, the Company shall not deliver any VWAP Purchase Notices to the Investor during the PEA Period, any Allowable Grace Period or any MPA Period.

Section 3.2. Intraday VWAP Purchases. Upon the initial satisfaction of all of the conditions set forth in Section 7.2 on the Commencement Date and from time to time thereafter, subject to the satisfaction of all of the conditions set forth in Section 7.3, in addition to VWAP Purchases as described in Section 3.1, the Company shall also have the right, but not the obligation, to direct the Investor, by its timely delivery to the Investor of an Intraday VWAP Purchase Notice for an Intraday VWAP Purchase (each, an “Intraday VWAP Purchase”), specifying in such Intraday VWAP Purchase Notice (a) the Intraday VWAP Purchase Percentage for such Intraday VWAP Purchase and (b) whether a Limit Order Continue Election or a Limit Order Discontinue Election shall apply to such Intraday VWAP Purchase, on the applicable Purchase Date therefor, to purchase a specified Intraday VWAP Purchase Share Amount, which shall not exceed the applicable Intraday VWAP Purchase Maximum Amount, at the applicable Intraday VWAP Purchase Price therefor on such Purchase Date in accordance with this Agreement. The Company may timely deliver to the Investor an Intraday VWAP Purchase Notice for an Intraday VWAP Purchase on any Trading Day selected by the Company as the Purchase Date for such Intraday VWAP Purchase, so long as (i) the Closing Sale Price of the Common Stock on the Trading Day immediately preceding such Purchase Date is not less than the Threshold Price, and (ii) all Shares subject to all prior VWAP Purchases and Intraday VWAP Purchases (as applicable) have been received by the Investor as DWAC Shares prior to the Company’s delivery to the Investor of such Intraday VWAP Purchase Notice for such Intraday VWAP Purchase on such Purchase Date. The Investor is obligated to accept each Intraday VWAP Purchase Notice prepared and delivered by the Company in accordance with the terms of and subject to the satisfaction of the conditions contained in this Agreement. If the Company delivers any Intraday VWAP Purchase Notice directing the Investor to purchase an Intraday VWAP Purchase Share Amount in excess of the applicable Intraday VWAP Purchase Maximum Amount that the Company is then permitted to include in such Intraday VWAP Purchase Notice (taking into account the Intraday VWAP Purchase Percentage specified by the Company in the applicable Intraday VWAP Purchase Notice for such Intraday VWAP Purchase), such Intraday VWAP Purchase Notice shall be void ab initio to the extent of the amount by which the Intraday VWAP Purchase Share Amount set forth in such Intraday VWAP Purchase Notice exceeds such applicable Intraday VWAP Purchase Maximum Amount, and the Investor shall have no obligation to purchase, and shall not purchase, such excess Shares pursuant to such Intraday VWAP Purchase Notice; provided, however, that the Investor shall remain obligated to purchase the applicable Intraday VWAP Purchase Maximum Amount pursuant to such Intraday VWAP Purchase. At or prior to 5:30 p.m., New York City time, on the Purchase Date on which one or more Intraday VWAP Purchases shall have occurred, the Investor shall provide to the Company, by email correspondence to each of the individual notice recipients of the Company set forth in the applicable Intraday VWAP Purchase Notice, a written confirmation for each such Intraday VWAP Purchase, setting forth the applicable Intraday VWAP Purchase Price per Share to be paid by the Investor for the Shares purchased by the Investor in such Intraday VWAP Purchase, and the total aggregate Intraday VWAP Purchase Price to be paid by the Investor for the total Intraday VWAP Purchase Share Amount purchased by the Investor in such Intraday VWAP Purchase. Notwithstanding the foregoing, the Company shall not deliver any Intraday VWAP Purchase Notices to the Investor during the PEA Period, any Allowable Grace Period or any MPA Period.

Section 3.3. Settlement. The Shares constituting the applicable VWAP Purchase Share Amount purchased by the Investor in each VWAP Purchase, and the Shares constituting the applicable Intraday VWAP Purchase Share Amount purchased by the Investor in each Intraday VWAP Purchase (as applicable), in each case shall be delivered to the Investor as DWAC Shares not later than 10:00 a.m., New York City time, on the Trading Day immediately following the Purchase Date for such VWAP Purchase and for each such Intraday VWAP Purchase (as applicable) (the “Purchase Share Delivery Date”). For (a) each VWAP Purchase, the Investor shall pay to the Company an amount in cash equal to the product of (1) the total number of Shares purchased by the Investor in such VWAP Purchase and (2) the applicable VWAP Purchase Price for such Shares, as full payment for such Shares purchased by the Investor in such VWAP Purchase, and (b) each Intraday VWAP Purchase, the Investor shall pay to the Company an amount in cash equal to the product of (1) the total number of Shares purchased by the Investor in such Intraday VWAP Purchase and (2) the applicable Intraday VWAP Purchase Price for such Shares, as full payment for such Shares purchased by the Investor in such Intraday VWAP Purchase, in each case via wire transfer of immediately available funds, not later than 5:00 p.m., New York City time, on the Trading Day immediately following the applicable Purchase Share Delivery Date for such VWAP Purchase and for each such Intraday VWAP Purchase (as applicable), provided the Investor shall have timely received, as DWAC Shares, all of such Shares purchased by the Investor in such VWAP Purchase and such Intraday VWAP Purchase(s) (as applicable) on such Purchase Share Delivery Date in accordance with the first sentence of this Section 3.3, or, if any of such Shares are received by the Investor after 1:00 p.m., New York City time, then the Company’s receipt of such funds in its designated account may occur on the Trading Day next following the Trading Day on which the Investor shall have received all of such Shares as DWAC Shares, but not later than 5:00 p.m., New York City time, on such next Trading Day. The Company and the Investor acknowledge and agree that the Investor shall withhold an amount in cash equal to the Cash Commitment Fee from the total aggregate VWAP Purchase Price payable by the Investor to the Company in connection with the first VWAP Purchase effected by the Company pursuant to this Agreement, or, if the Company effects an Intraday VWAP Purchase prior to the first VWAP Purchase effected pursuant to this Agreement, then the Investor shall withhold an amount in cash equal to the Cash Commitment Fee from the total aggregate Intraday VWAP Purchase Price payable by the Investor to the Company in connection with the first Intraday VWAP Purchase effected by the Company pursuant to this Agreement, without duplication, as payment by the Company to the Investor of the Cash Commitment Fee pursuant to and in accordance with Section 10.1(ii)(b), and upon such withholding by the Investor of such cash amount equal to the Cash Commitment Fee from such total aggregate VWAP Purchase Price or from such total aggregate Intraday VWAP Purchase Price, as applicable, payable by the Investor to the Company pursuant to this Agreement, the Investor shall not withhold any additional cash amounts from the total aggregate purchase prices payable by the Investor to the Company in connection with any VWAP Purchase or Intraday VWAP Purchase effected pursuant to this Agreement. For the avoidance of doubt, (x) the Cash Commitment Fee shall be fully earned by the Investor as of the Closing Date and shall be non-refundable when withheld by the Investor (or when paid by the Company to the Investor, as applicable) in accordance with this Section 3.3 and Section 10.1(ii)(b), regardless of whether any additional VWAP Purchases or Intraday VWAP Purchases are effected by the Company or settled hereunder or any subsequent termination of this Agreement, and (y) in the event that the Commencement shall not occur under this Agreement or, if the Commencement shall occur, in the event that no VWAP Purchase or Intraday VWAP Purchase is effected pursuant to this Agreement prior to the termination of this Agreement pursuant to Article VIII, then, in either case, upon the termination of this Agreement pursuant to Article VIII, the Company shall pay the Cash Commitment Fee to the Investor, by wire transfer of immediately available funds to an account designated by the Investor, not later than 5:00 p.m., New York City time, on the third (3rd) the Trading Day immediately following the date of termination of this Agreement pursuant to Article VIII. If the Company or its transfer agent shall fail for any reason to deliver to the Investor, as DWAC Shares, any Shares purchased by the Investor in a VWAP Purchase or an Intraday VWAP Purchase prior to 10:00 a.m., New York City time, on the Trading Day immediately following the applicable Purchase Share Delivery Date for such VWAP Purchase and for each such Intraday VWAP Purchase (as applicable), and if on or after such Trading Day the Investor purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Investor of such Shares that the Investor anticipated receiving from the Company on such Purchase Share Delivery Date in respect of such VWAP Purchase or such Intraday VWAP Purchase (as applicable), then the Company shall, within one (1) Trading Day after the Investor’s request, either (i) pay cash to the Investor in an amount equal to the Investor’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the “Cover Price”), at which point the Company’s obligation to deliver such Shares as DWAC Shares shall terminate, or (ii) promptly honor its obligation to deliver to the Investor such Shares as DWAC Shares and pay cash to the Investor in an amount equal to the excess (if any) of the Cover Price over the total purchase price paid by the Investor pursuant to this Agreement for all of the Shares purchased by the Investor in such VWAP Purchase or such Intraday VWAP Purchase (as applicable). The Company shall not issue any fraction of a share of Common Stock to the Investor in connection with any VWAP Purchase or Intraday VWAP Purchase effected pursuant to this Agreement. If the issuance would result in the issuance of a fraction of a share of Common Stock, the Company shall round such fraction of a share of Common Stock up or down to the nearest whole share. All payments to be made by the Investor pursuant to this Agreement shall be made by wire transfer of immediately available funds to such account as the Company may from time to time designate by written notice to the Investor in accordance with the provisions of this Agreement.

Section 3.4. Compliance with Rules of Trading Market.

(a) Exchange Cap. Subject to Section 3.4(b), the Company shall not issue or sell any shares of Common Stock pursuant to this Agreement, and the Investor shall not purchase or acquire any shares of Common Stock pursuant to this Agreement, to the extent that after giving effect thereto, the aggregate number of shares of Common Stock that would be issued pursuant to this Agreement and the transactions contemplated hereby (including the Commitment Shares) would exceed 3,249,360 shares of Common Stock (such number of shares equal to approximately 19.99% of the aggregate number of shares of Common Stock issued and outstanding immediately prior to the execution of this Agreement), which number of shares shall be reduced, on a share-for-share basis, by the number of shares of Common Stock issued or issuable pursuant to any transaction or series of transactions that may be aggregated with the transactions contemplated by this Agreement under applicable rules of the Trading Market (such maximum number of shares of Common Stock, the “Exchange Cap”), unless the Company’s stockholders have approved the issuance of Common Stock pursuant to this Agreement in excess of the Exchange Cap in accordance with the applicable rules of the Trading Market. For the avoidance of doubt, the Company may, but shall be under no obligation to, request its stockholders to approve the issuance of Common Stock pursuant to this Agreement; provided, that if such stockholder approval is not obtained, the Exchange Cap shall be applicable for all purposes of this Agreement and the transactions contemplated hereby at all times during the term of this Agreement (except as set forth in Section 3.4(b)).

(b) At-Market Transaction. Notwithstanding Section 3.4(a) above, the Exchange Cap shall not be applicable for any purposes of this Agreement and the transactions contemplated hereby, solely to the extent that (and only for so long as) the Average Price shall equal or exceed the Base Price (it being hereby acknowledged and agreed that the Exchange Cap shall be applicable for all purposes of this Agreement and the transactions contemplated hereby at all other times during the term of this Agreement, unless the stockholder approval referred to in Section 3.4(a) is obtained). The parties acknowledge and agree that the Minimum Price used to determine the Base Price hereunder represents the lower of (i) the Nasdaq official closing price of the Common Stock on the Trading Market (as reflected on Nasdaq.com) on the Trading Day immediately prior to the date of this Agreement and (ii) the average Nasdaq official closing price of the Common Stock on the Trading Market (as reflected on Nasdaq.com) for the five (5) consecutive Trading Days ending on the Trading Day immediately prior to the date of this Agreement.

(c) General. The Company shall not issue or sell any shares of Common Stock pursuant to this Agreement if such issuance or sale would reasonably be expected to result in (A) a violation of the Securities Act or (B) a breach of the rules of the Trading Market. The provisions of this Section 3.4 shall be implemented in a manner otherwise than in strict conformity with the terms of this Section 3.4 only if necessary to ensure compliance with the Securities Act and the applicable rules of the Trading Market.

Section 3.5. Beneficial Ownership Limitation. Notwithstanding anything to the contrary contained in this Agreement, the Company shall not issue or sell, and the Investor shall not purchase or acquire, any shares of Common Stock under this Agreement which, when aggregated with all other shares of Common Stock then beneficially owned by the Investor and its Affiliates (as calculated pursuant to Section 13(d) of the Exchange Act and Rule 13d-3 promulgated thereunder), would result in the beneficial ownership by the Investor of more than 4.99% of the outstanding shares of Common Stock (the “Beneficial Ownership Limitation”). Upon the written request of the Investor, the Company shall promptly (but not later than the next business day on which the Company’s transfer agent is open for business) confirm orally or in writing to the Investor the number of shares of Common Stock then outstanding. The Investor and the Company shall each cooperate in good faith in the determinations required under this Section 3.5 and the application of this Section 3.5. The Investor’s written certification to the Company of the applicability of the Beneficial Ownership Limitation, and the resulting effect thereof hereunder at any time, shall be conclusive with respect to the applicability thereof and such result absent manifest error. The provisions of this Section 3.5 shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 3.5 to the extent necessary to properly give effect to the limitations contained in this Section 3.5.

Article IV
REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE INVESTOR

The Investor hereby makes the following representations, warranties and covenants to the Company:

Section 4.1. Organization and Standing of the Investor. The Investor is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware.

Section 4.2. Authorization and Power. The Investor has the requisite limited liability company power and authority to enter into and perform its obligations under this Agreement and the Registration Rights Agreement and to purchase or acquire the Securities in accordance with the terms hereof. The execution, delivery and performance by the Investor of this Agreement and the Registration Rights Agreement and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary limited liability company action, and no further consent or authorization of the Investor, its officers or its sole member is required. Each of this Agreement and the Registration Rights Agreement has been duly executed and delivered by the Investor and constitutes a valid and binding obligation of the Investor enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership, or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application (including any limitation of equitable remedies).

Section 4.3. No Conflicts. The execution, delivery and performance by the Investor of this Agreement and the Registration Rights Agreement and the consummation by the Investor of the transactions contemplated hereby and thereby do not and shall not (i) result in a violation of such Investor’s certificate of formation, limited liability company agreement or other applicable organizational instruments, (ii) conflict with, constitute a default (or an event which, with notice or lapse of time or both, would become a default) under, or give rise to any rights of termination, amendment, acceleration or cancellation of, any material agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Investor is a party or is bound, (iii) create or impose any lien, charge or encumbrance on any property of the Investor under any agreement or any commitment to which the Investor is party or under which the Investor is bound or under which any of its properties or assets are bound, or (iv) result in a violation of any federal, state, local or foreign statute, rule, or regulation, or any Order of any Governmental Entity applicable to the Investor or by which any of its properties or assets are bound or affected, except, in the case of clauses (ii), (iii) and (iv), for such conflicts, defaults, terminations, amendments, acceleration, cancellations and violations as would not, individually or in the aggregate, prohibit or otherwise interfere with, in any material respect, the ability of the Investor to enter into and perform its obligations under this Agreement and the Registration Rights Agreement. The Investor is not required under any applicable federal, state or local law, rule or regulation to obtain any consent, authorization or Order of, or make any filing or registration with, any Governmental Entity in order for it to execute, deliver or perform any of its obligations under this Agreement and the Registration Rights Agreement or to purchase or acquire the Securities in accordance with the terms hereof, other than as may be required by FINRA; provided, however, that for purposes of the representation made in this sentence, the Investor is assuming and relying upon the accuracy of the relevant representations and warranties and the compliance with the relevant covenants and agreements of the Company in the Transaction Documents to which it is a party.

Section 4.4. Investment Purpose. The Investor is acquiring the Securities for its own account, for investment purposes and not with a view towards, or for resale in connection with, the public sale or distribution thereof, in violation of the Securities Act or any applicable state securities laws; provided, however, that by making the representations herein, the Investor does not agree, or make any representation or warranty, to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with, or pursuant to, a Registration Statement filed pursuant to the Registration Rights Agreement or an applicable exemption under the Securities Act. The Investor does not presently have any agreement or understanding, directly or indirectly, with any Person to sell or distribute any of the Securities. The Investor is acquiring the Securities hereunder in the ordinary course of its business.

Section 4.5. Accredited Investor Status. The Investor is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D.

Section 4.6. Reliance on Exemptions. The Investor understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of U.S. federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Investor’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth herein in order to determine the availability of such exemptions and the eligibility of the Investor to acquire the Securities.

Section 4.7. Information. All materials relating to the business, financial condition, management and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Investor have been furnished or otherwise made available to the Investor or its advisors, including, without limitation, the Commission Documents. The Investor understands that its investment in the Securities involves a high degree of risk. The Investor is able to bear the economic risk of an investment in the Securities and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of a proposed investment in the Securities. The Investor and its advisors have been afforded the opportunity to ask questions of and receive answers from representatives of the Company concerning the financial condition and business of the Company and other matters relating to an investment in the Securities. Neither such inquiries nor any other due diligence investigations conducted by the Investor or its advisors, if any, or its representatives shall modify, amend or affect the Investor’s right to rely on the Company’s representations and warranties contained in this Agreement or in any other Transaction Document to which the Company is a party or the Investor’s right to rely on any other document or instrument executed and/or delivered in connection with this Agreement or the consummation of the transaction contemplated hereby (including, without limitation, the opinions of the Company’s counsel delivered pursuant to Sections 7.1(iv), 7.2(xvi) and 7.3(x)). The Investor has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities. The Investor understands that it (and not the Company) shall be responsible for its own tax liabilities that may arise as a result of this investment or the transactions contemplated by this Agreement.

Section 4.8. No Governmental Review. The Investor understands that no United States federal or state agency or any other government or Governmental Entity has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of an investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

Section 4.9. No General Solicitation. The Investor is not purchasing or acquiring the Securities as a result of any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities.

Section 4.10. Not an Affiliate. The Investor is not an officer, director or an Affiliate of the Company. As of the date of this Agreement, the Investor does not beneficially own any shares of Common Stock or securities exercisable for or convertible into shares of Common Stock, other than the Commitment Shares. During the Investment Period, the Investor will not acquire for its own account any shares of Common Stock or securities exercisable for or convertible into shares of Common Stock, other than pursuant to this Agreement; provided, however, that nothing in this Agreement shall prohibit or be deemed to prohibit the Investor from purchasing, in an open market transaction or otherwise, shares of Common Stock necessary to make delivery by the Investor in satisfaction of a sale by the Investor of Shares that the Investor anticipated receiving from the Company in connection with the settlement of a VWAP Purchase or an Intraday VWAP Purchase (as applicable) if the Company or its transfer agent shall have failed for any reason (other than a failure of the Investor or its Broker-Dealer to set up a DWAC and required instructions) to electronically transfer all of the Shares subject to such VWAP Purchase or such Intraday VWAP Purchase (as applicable) to the Investor on the applicable Purchase Share Delivery Date by crediting the Investor’s or its designated Broker-Dealer’s account at DTC through its DWAC delivery system in compliance with Section 3.3 of this Agreement. For the avoidance of doubt, the foregoing restriction does not apply to any Affiliate of the Investor, provided that any such purchases do not cause the Investor to violate any applicable Exchange Act requirement, including Regulation M.

Section 4.11. No Prior Short Sales. At no time prior to the date of this Agreement has the Investor, its sole member, any of their respective officers, or any entity managed or controlled by the Investor or its sole member, engaged in or effected, in any manner whatsoever, directly or indirectly, for its own account or for the account of any of its Affiliates, any (i) “short sale” (as such term is defined in Rule 200 of Regulation SHO of the Exchange Act) of the Common Stock or (ii) hedging transaction, which establishes a net short position with respect to the Common Stock.

Section 4.12. Statutory Underwriter Status. The Investor acknowledges that it will be disclosed as an “underwriter” and a “selling stockholder” in each Registration Statement and in any Prospectus contained therein to the extent required by applicable law and to the extent the Prospectus is related to the resale of Registrable Securities.

Section 4.13. Resales of Securities. The Investor represents, warrants and covenants that it will resell Securities purchased or acquired by the Investor from the Company pursuant to this Agreement only pursuant to the Registration Statement in which the resale of such Securities is registered under the Securities Act and the Prospectus contained therein, in a manner described under the caption “Plan of Distribution” in such Registration Statement and Prospectus, and in a manner in compliance with all applicable U.S. federal and applicable state securities laws, rules and regulations.

Article V
REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY

Except as set forth in the disclosure schedule delivered by the Company to the Investor, if any (which is hereby incorporated by reference in, and constitutes an integral part of, this Agreement) (the “Disclosure Schedule”), the Company hereby makes the following representations, warranties, acknowledgments, and covenants to the Investor:

Section 5.1. Organization, Good Standing and Power. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the corporate power and authority to own, lease or operate its assets and properties and to conduct its business as now being conducted in all material respects. The Company is duly licensed or qualified to do business and in good standing (or equivalent status as applicable) in each jurisdiction in which the assets owned or leased by it or the character of its activities require it to be licensed or qualified or in good standing (or equivalent status as applicable), except where the failure to be so licensed or qualified, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect.

Section 5.2. Authorization, Enforcement. The Company has the requisite corporate power and authority to enter into and perform its obligations under each of the Transaction Documents to which it is a party and to issue the Securities in accordance with the terms hereof and thereof. Except for approvals of the Company’s Board of Directors or a committee thereof as may be required in connection with any issuance and sale of Shares to the Investor hereunder (which approvals shall be obtained prior to the delivery of any VWAP Purchase Notice and any Intraday VWAP Purchase Notice), the execution, delivery and performance by the Company of each of the Transaction Documents to which it is a party and the consummation by it of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action, and no further consent or authorization of the Company, its Board of Directors or its stockholders is required. Each of the Transaction Documents to which the Company is a party has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application (including any limitation of equitable remedies).

Section 5.3. Capitalization. The authorized capital stock of the Company and the shares thereof issued and outstanding were as set forth in the Commission Documents as of the dates reflected therein. All of the outstanding shares of Common Stock have been duly authorized and validly issued, and are fully paid and non-assessable. Except as set forth in the Commission Documents, this Agreement and the Registration Rights Agreement, there are no agreements or arrangements under which the Company is obligated to register the sale of any securities under the Securities Act. Except as set forth in the Commission Documents, no shares of Common Stock are entitled to preemptive rights and there are no outstanding debt securities and no contracts, commitments, understandings, or arrangements by which the Company is or may become bound to issue additional shares of the capital stock of the Company or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, any shares of capital stock of the Company other than those issued or granted in the ordinary course of business pursuant to the Company’s equity incentive and/or compensatory plans or arrangements. Except for customary transfer restrictions contained in agreements entered into by the Company to sell restricted securities or as set forth in the Commission Documents, the Company is not a party to, and it has no Knowledge of, any agreement restricting the voting or transfer of any shares of the capital stock of the Company. Except as set forth in the Commission Documents, there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by this Agreement, the Registration Rights Agreement or any of the other Transaction Documents, or the consummation of the transactions described herein or therein. The Company has filed with the Commission true and correct copies of the Company’s Second Amended and Restated Certificate of Incorporation as in effect on the Closing Date (the “Charter”), and the Company’s Amended and Restated Bylaws as in effect on the Closing Date (the “Bylaws”).

Section 5.4. Issuance of Securities. Payment of the Commitment Fee by the Company to the Investor in such manner, at such time(s) and otherwise pursuant to and in accordance with Section 10.1(ii) of this Agreement, including the issuance of the Commitment Shares to the Investor pursuant to and in accordance with Section 10.1(ii)(a) of this Agreement and the payment of the Cash Commitment Fee to the Investor pursuant to and in accordance with Section 10.1(ii)(b) of this Agreement, and including the payment of any Cash Make-Whole Payment to the Investor as may be required pursuant to and in accordance with Section 10.1(ii)(c) of this Agreement, in each case have been, and the Total Commitment worth of Shares available for issuance by the Company to the Investor under this Agreement have been, or with respect to the amount of Shares to be purchased by the Investor pursuant to a particular VWAP Purchase Notice or pursuant to a particular Intraday VWAP Purchase Notice (as applicable) will be, prior to the delivery to the Investor hereunder of such VWAP Purchase Notice and prior to the delivery to the Investor hereunder of such Intraday VWAP Purchase Notice (as applicable), in each case duly authorized by all necessary corporate action on the part of the Company. The Commitment Shares, when issued to the Investor in accordance with this Agreement, and the Shares, when issued and sold against payment therefor in accordance with this Agreement, shall be validly issued and outstanding, fully paid and non-assessable and free from all liens, charges, taxes, security interests, encumbrances, rights of first refusal, preemptive or similar rights and other encumbrances with respect to the issue thereof, and the Investor shall be entitled to all rights accorded to a holder of Common Stock. An aggregate of 3,209,360 shares of Common Stock have been duly authorized and reserved by the Company for issuance and sale to the Investor as Shares pursuant to VWAP Purchases and Intraday VWAP Purchases under this Agreement.

Section 5.5. No Conflicts. The execution, delivery and performance by the Company of each of the Transaction Documents to which it is a party and the consummation by the Company of the transactions contemplated hereby and thereby do not and shall not (i) result in a violation of any provision of the Company’s Charter or Bylaws, (ii) result in a breach or violation of any of the terms or provisions of, or constitute a default (or an event which, with notice or lapse of time or both, would become a default) under, or give rise to any rights of termination, amendment, acceleration or cancellation of, any material agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Company is a party or is bound, (iii) create or impose a lien, charge or encumbrance on any property or assets of the Company under any agreement or any commitment to which the Company is a party or by which the Company is bound or to which any of its properties or assets is subject, or (iv) result in a violation of any federal, state, local or foreign statute, rule, regulation or Order applicable to the Company or by which any property or asset of the Company is bound or affected (including federal and state securities laws and regulations and the rules and regulations of the Trading Market or applicable Eligible Market), except, in the case of clauses (ii), (iii) and (iv), for such conflicts, defaults, terminations, amendments, acceleration, cancellations, liens, charges, encumbrances and violations as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Except as specifically contemplated by this Agreement or the Registration Rights Agreement and as required under the Securities Act and any applicable state securities laws, the Company is not required under any federal, state, local or foreign law, rule or regulation to obtain any consent, authorization or Order of, or make any filing or registration with, any Governmental Entity (including, without limitation, the Trading Market) in order for it to execute, deliver or perform any of its obligations under the Transaction Documents to which it is a party (except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect), or to issue the Securities to the Investor in accordance with the terms hereof and thereof (other than such consents, authorizations, Orders, filings or registrations as have been obtained or made prior to the Closing Date); provided, however, that, for purposes of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the representations and warranties of the Investor in this Agreement and the compliance by it with its covenants and agreements contained in this Agreement and the Registration Rights Agreement.

Section 5.6. Commission Documents, Financial Statements; Disclosure Controls and Procedures; Internal Controls Over Financial Reporting; Accountants.

(a) Since September 11, 2023 (the “Business Combination Date”), the Company has timely filed (giving effect to permissible extensions in accordance with Rule 12b-25 under the Exchange Act) all Commission Documents required to be filed with or furnished to the Commission by the Company under the Securities Act or the Exchange Act, including those required to be filed with or furnished to the Commission under Section 13(a) or Section 15(d) of the Exchange Act. As of its filing date (or, if amended or superseded by a filing prior to the Closing Date, as of the date of such amended or superseded filing), each Commission Document filed with or furnished to the Commission since the Business Combination Date and prior to the Closing Date complied in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable. Each Registration Statement, on the date it is filed with the Commission, on the date it is declared effective by the Commission and on each Purchase Date, shall comply in all material respects with the requirements of the Securities Act (including, without limitation, Rule 415 under the Securities Act) and shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, except that this representation and warranty shall not apply to statements in or omissions from such Registration Statement made in reliance upon and in conformity with information relating to the Investor furnished to the Company in writing by or on behalf of the Investor expressly for use therein. The Prospectus and each Prospectus Supplement required to be filed pursuant to this Agreement or the Registration Rights Agreement after the Closing Date, when taken together, on its date and on each Purchase Date, shall comply in all material respects with the requirements of the Securities Act (including, without limitation, Rule 424(b) under the Securities Act) and shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that this representation and warranty shall not apply to statements in or omissions from the Prospectus or any Prospectus Supplement made in reliance upon and in conformity with information relating to the Investor furnished to the Company in writing by or on behalf of the Investor expressly for use therein. Each Commission Document (other than the Initial Registration Statement or any New Registration Statement, or the Prospectus included therein or any Prospectus Supplement thereto) to be filed with or furnished to the Commission after the Closing Date and filed as part of or incorporated by reference in the Initial Registration Statement or any New Registration Statement, or the Prospectus included therein or any Prospectus Supplement thereto required to be filed pursuant to this Agreement or the Registration Rights Agreement (including, without limitation, the Current Report), when such document is filed with or furnished to the Commission and, if applicable, when such document becomes effective, as the case may be, shall comply in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable. The Company has delivered or made available to the Investor via EDGAR or otherwise true and complete copies of all comment letters and substantive correspondence received by the Company from the Commission relating to the Commission Documents filed with or furnished to the Commission as of the Closing Date, together with all written responses of the Company thereto in the form such responses were filed via EDGAR. Except as disclosed in the Commission Documents, there are no outstanding or unresolved comments or undertakings in such comment letters received by the Company from the Commission. The Commission has not issued any stop order or other Order suspending the effectiveness of any registration statement filed by the Company under the Securities Act or the Exchange Act.

(b) The financial statements of the Company included or incorporated by reference in the Commission Documents filed with the Commission since the Business Combination Date, together with the related notes and schedules, present fairly, in all material respects, the financial position of the Company as of the dates indicated and the consolidated results of operations, cash flows and changes in stockholders’ equity of the Company for the periods specified (subject, in the case of unaudited statements, to normal year-end audit adjustments which will not be material, either individually or in the aggregate) and have been prepared in compliance with the published requirements of the Securities Act and the Exchange Act, as applicable, and in conformity with generally accepted accounting principles in the United States (“GAAP”) applied on a consistent basis (except (i) for such adjustments to accounting standards and practices as are noted therein and (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) during the periods involved. The pro forma financial statements or data included or incorporated by reference in the Commission Documents filed with the Commision since the Business Combination Date, if any, comply in all material respects with the applicable requirements of Regulation S-X of the Securities Act, including, without limitation, Article 11 thereof, and the assumptions used in the preparation of such pro forma financial statements and data are reasonable, the pro forma adjustments used therein are appropriate to give effect to the circumstances referred to therein and the pro forma adjustments have been properly applied to the historical amounts in the compilation of those statements and data. The other financial and statistical data with respect to the Company contained or incorporated by reference in the Commission Documents filed with the Commission since the Business Combination Date, if any, are accurately and fairly presented in all material respects and prepared on a basis consistent with the financial statements and books and records of the Company. There are no financial statements (historical or pro forma) that are required to be included or incorporated by reference in the Commission Documents filed with the Commission since the Business Combination Date that are not included or incorporated by reference as required. All disclosures contained or incorporated by reference in the Commission Documents filed with the Commission since the Business Combination Date, if any, regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply in all material respects with Regulation G of the Exchange Act and Item 10 of Regulation S-K under the Securities Act, to the extent applicable.

(c) Except as set forth in the Commission Documents filed with the Commission since the Business Combination Date, the Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as set forth in the Commission Documents filed with the Commission since the Business Combination Date, the Company is not aware of any material weaknesses in its internal control over financial reporting. Except as set forth in the Commission Documents filed with the Commission since the Business Combination Date, since the date of the latest audited financial statements of the Company included in the Commission Documents filed with the Commission since the Business Combination Date, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting. Except as set forth in the Commission Documents filed with the Commission since the Business Combination Date, the Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15 and 15d-15) that comply with the requirements of the Exchange Act. The Company has presented in its Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2023 the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of September 30, 2023 and, except as set forth in the Company’s most recent Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2023 or any Commission Document filed with the Commission for a period subsequent to September 30, 2023, the Company’s “disclosure controls and procedures” are effective. Since September 30, 2023, there have been no internal investigations regarding accounting or revenue recognition discussed with, reviewed by or initiated at the direction of the chief executive officer, chief financial officer, the Company’s board of directors or any committee thereof.

(d) KPMG LLP (the “Accountant”), whose report on the financial statements of the Company was filed with the Commission as part of the Merger Form 8-K and is to be filed with the Commission as a part of the Initial Registration Statement, are and, during the periods covered by their report, were independent public accountants within the meaning of the Securities Act and the Public Company Accounting Oversight Board (United States). To the Company’s Knowledge, the Accountant is not in violation of the auditor independence requirements of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) with respect to the Company.

(e) Since the Business Combination Date, the Company has timely filed all certifications and statements the Company is required to file under (i) Rule 13a-14 or Rule 15d-14 under the Exchange Act or (ii) 18 U.S.C. Section 1350 (Section 906 of the Sarbanes-Oxley Act) with respect to all Commission Documents with respect to which the Company is required to file such certifications and statements thereunder.

Section 5.7. Subsidiaries. Except as set forth on Schedule 5.7, Company does not have any Subsidiaries as of the Closing Date, nor does it own a controlling interest in any entity. All Subsidiaries of the Company are duly organized and in good standing under the laws of the place of organization or incorporation, and each Subsidiary is in good standing in each jurisdiction in which its ownership or lease of property or the conduct of business requires such qualification, except where the failure to qualify would not have a Material Adverse Effect.

Section 5.8. No Material Adverse Effect or Material Adverse Change. Except as otherwise disclosed in any Commission Documents, and filed with the Commission since the Business Combination Date: (i) the Company has not experienced or suffered any Material Adverse Effect, and there exists no current state of facts, condition or event which would reasonably be expected to have a Material Adverse Effect; (ii) the Company has conducted its business consistent with past practice in all material respects.

Section 5.9. No Undisclosed Liabilities. The Company does not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations or any “variable interest entities” as that term is used in Accounting Standards Codification Paragraph 810-10-25-20), not described in Commission Documents filed with the Commission since the Business Combination Date, which are required to be described in such Commission Documents.

Section 5.10. No Material Defaults on Indebtedness. Except as set forth in the Commission Documents, the Company is not (i) in violation of its charter or bylaws or similar organizational documents or (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, promissory note, or loan agreement or other instrument relating to Indebtedness to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, except, in the case of clause (ii) above, for any such default that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 5.11. Solvency. The Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any Bankruptcy Law, nor does the Company have any Knowledge that its creditors intend to initiate involuntary bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for relief under any Bankruptcy Law. Except as set forth in the Commission Documents, the Company is financially solvent and is generally able to pay its debts as they become due.

Section 5.12. Title to Real and Personal Property. The Company has good and valid title to all items of real property and good and valid title to all personal property described in the Commission Documents filed with the Commission since the Business Combination Date as being owned by the Company that are material to the business of the Company, in each case, free and clear of all liens, encumbrances and claims, except those that (i) do not materially interfere with the use made and proposed to be made of such property by the Company, (ii) would reasonably be expected to not, individually or in the aggregate, have a Material Adverse Effect or (iii) are disclosed in the Commission Documents filed with the Commission since the Business Combination Date. Any real property described in the Commission Documents filed with the Commission since the Business Combination Date as being leased by the Company is held by the Company under valid, existing and enforceable leases, except those that (i) do not materially interfere with the use made or proposed to be made of such property by the Company or the Subsidiaries or (ii) would not be reasonably be expected, individually or in the aggregate, have a Material Adverse Effect.

Section 5.13. Litigation. Except as disclosed in the Commission Documents, there is no Proceeding pending or, to the Company’s Knowledge, threatened in writing against the Company that, if adversely decided or resolved, would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Except as disclosed in the Commission Documents, neither the Company, nor any director or officer of the Company, is or has been the subject of any Proceeding involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty, which would reasonably expected to result in a judgment, decree or order having a Material Adverse Effect. Except as disclosed in the Commission Documents, there has not been, and to the Knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company, which would reasonably expected to result in a judgment, decree or order having a Material Adverse Effect.

Section 5.14. Compliance With Laws. Except as disclosed in the Commission Documents, the business of the Company has been and is presently being conducted in compliance with all applicable Laws, except for such non-compliance which, individually or in the aggregate, would not have a Material Adverse Effect. Except as disclosed in the Commission Documents, neither the Company nor any of its Subsidiaries is in violation of any Order applicable to the Company, except in all cases for any such violations which could not, individually or in the aggregate, have a Material Adverse Effect.

Section 5.15. Certain Fees. No brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. The Investor shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section 5.15 incurred by the Company that may be due or payable in connection with the transactions contemplated by the Transaction Documents.

Section 5.16. Disclosure. The Company confirms that neither it nor any other Person acting on its behalf has provided the Investor or any of its agents, advisors or counsel with any information that constitutes or could reasonably be expected to constitute material, nonpublic information concerning the Company that has not been publicly disclosed by the Company in a Commission Document filed by the Company with the Commission, other than the existence of the transactions contemplated by the Transaction Documents. The Company understands and confirms that the Investor will rely on the foregoing representations in effecting resales of Securities under the Registration Statement. All disclosure provided to Investor regarding the Company, its business and the transactions contemplated by the Transaction Documents (including, without limitation, the representations and warranties of the Company contained in the Transaction Documents to which it is a party (as modified by the Disclosure Schedule)) furnished in writing by or on behalf of the Company for purposes of or in connection with the Transaction Documents, taken together, is true and correct in all material respects on the date on which such information is dated or certified, and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading at such time. Each press release issued by the Company since the Business Combination Date did not at the time of release (or, if amended or superseded by a later dated press release issued by the Company prior to the Closing Date or by a later dated Commission Document filed with or furnished to the Commission by the Company prior to the Closing Date, at the time of issuance of such later dated press release or filing or furnishing of such Commission Document, as applicable) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.

Section 5.17. Material Permits. Except as disclosed in the Commission Documents, the Company has all Permits that are required to own, lease or operate its properties and assets and to conduct its business as currently conducted, except for such Permits that are not, individually or in the aggregate, material to the Company (the “Material Permits”). Except as disclosed in the Commission Documents or as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (i) each Material Permit is in full force and effect in accordance with its terms, (ii) no written notice of revocation, cancellation or termination of any Material Permit has been received by the Company and (iii) there are, and have been, no Proceedings pending or, to the Company’s Knowledge, threatened relating to the suspension, revocation or material and adverse modification of any of such Material Permit. This Section 5.17 does not relate to environmental matters, such items being the subject of Section 5.18.

Section 5.18. Environmental Matters. Since the Business Combination Date, the Company and its subsidiaries (i) are in compliance with all federal, state, local and foreign laws relating to pollution or protection of human health or the environment (including ambient air, surface water, groundwater, land surface or subsurface strata), including laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands, or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations, issued, entered, promulgated or approved thereunder (“Environmental Laws”); (ii) have received all permits licenses or other approvals required of it under applicable Environmental Laws to conduct its business; and (iii) are in compliance with all terms and conditions of any such permit, license or approval where in each clause (i), (ii) and (iii), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect. The Company has not received any written notice from any Governmental Entity or any third party alleging any material violation thereof or liability thereunder (including, without limitation, liability for costs of investigating or remediating sites containing hazardous substances and/or damages to natural resources). Except as disclosed in the Commission Documents, there has been no storage, generation, transportation, use, handling, treatment, Release or threat of Release (as defined below) of Hazardous Materials by or caused by the Company (or, to the knowledge of the Company, any other Person (including any predecessor of the Company) for whose acts or omissions the Company is or could reasonably be expected to be liable) at, on, under or from any property or facility now or previously owned, operated or leased by the Company, or at, on, under or from any other property or facility, in violation of any Environmental Laws or in a manner or amount or to a location that would reasonably be expected to result in any liability under any Environmental Law, except for any violation or liability which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. “Release” means any spilling, leaking, seepage, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, disposing, depositing, dispersing, or migrating in, into or through the environment, or in, into from or through any building or structure.

Section 5.19. Intellectual Property Rights. Except as disclosed in the Commission Documents, the Company or one of its the Subsidiaries has, or has rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights as necessary or required for use in connection with its business as conducted by the Company and the Subsidiaries immediately prior to the Closing and which the failure to so have would, individually or in the aggregate, reasonably expected to have a Material Adverse Effect (collectively, the “Intellectual Property Rights”), provided that the foregoing shall not be interpreted as a representation or warranty of non-infringement. Except as disclosed in the Commission Documents, none of, and the Company or any of its Subsidiaries has not received any written notice that any of, the Intellectual Property Rights has expired, terminated or been abandoned, or is expected to expire or terminate or be abandoned, within two (2) years from the date of this Agreement, except for such expiration, termination or abandonment that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Except as disclosed in the Commission Documents, neither the Company nor any of its Subsidiaries has received a written notice of a claim or otherwise has any Knowledge that the Intellectual Property Rights violate or infringe upon the rights of any Person, except for such violation or infringement that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. To the Knowledge of the Company, except as disclosed in the Commission Documents, all such Intellectual Property Rights that are owned or controlled by the Company are enforceable and there is no existing infringement by another Person of any such Intellectual Property rights. Except as disclosed in the Commission Documents, the Company or any of its Subsidiaries has taken reasonable security measures to protect the secrecy, confidentiality and value of all of its intellectual properties, except where failure to do so would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 5.20. Material Contracts. Except as set forth in the Commission Documents filed with the Commission the Business Combination Date, the descriptions in such Commission Documents of the material Contracts therein described present fairly in all material respects the information required to be shown, and there are no material Contracts of a character required to be described in such Commission Documents or to be filed as exhibits thereto which are not described or filed as required; all material Contracts between the Company and third parties expressly referenced in such Commission Documents are legal, valid and binding obligations of the Company and, to the Knowledge of the Company, each other contracting party thereto, enforceable in accordance with their respective terms, except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles, and except where the failure of any such Contract to be enforceable in accordance with its terms would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 5.21. Transactions With Affiliates. Except as set forth in the Commission Documents, there are no loans, leases, agreements, contracts, royalty agreements, management contracts, service arrangements or other continuing transactions exceeding $120,000 between (a) the Company, on the one hand, and (b) any person or entity who would be covered by Item 404(a) of Regulation S-K, on the other hand, for the time period as required under Item 404(a) thereof. Except as disclosed in the Commission Documents, there are no outstanding amounts payable to or receivable from, or advances by the Company to, and the Company is not otherwise a creditor of or debtor to, any beneficial owner of more than 5% of the outstanding shares of Common Stock, or any director, employee or affiliate of the Company, other than (i) reimbursement for reasonable expenses incurred on behalf of the Company or (ii) as part of the normal and customary terms of such person’s employment or service as a director with the Company.

Section 5.22. Labor Relations. Except as disclosed in the Commission Documents, no material labor dispute exists or, to the Knowledge of the Company, is imminent with respect to any of the employees of the Company, which could reasonably be expected to result in a Material Adverse Effect. Except as disclosed in the Commission Documents, the Company is in compliance with all Laws relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 5.23. Use of Proceeds. The proceeds from the sale of the Shares by the Company to Investor shall be used by the Company in the manner as will be set forth in the Prospectus included in any Registration Statement (and any post-effective amendment thereto) and any Prospectus Supplement thereto filed pursuant to the Registration Rights Agreement.

Section 5.24. Investment Company Act Status. The Company is not, and as a result of the consummation of the transactions contemplated by the Transaction Documents and the application of the proceeds from the sale of the Shares as will be set forth in the Prospectus included in any Registration Statement (and any post-effective amendment thereto) and any Prospectus Supplement thereto filed pursuant to the Registration Rights Agreement the Company will not be required to register as an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

Section 5.25. Tax Matters. Except as otherwise disclosed in the Commission Documents and except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company or any of its Subsidiaries (i) has made or filed all United States federal, state and local income and all foreign income and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject as and when due subject to any applicable extensions, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, whether or not shown or determined to be due on such returns, reports and declarations, and (iii) has set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply. Except as otherwise disclosed in the Commission Documents and except for matters that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, there are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the Company has no Knowledge of any basis for any such claim.

Section 5.26. Insurance. The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as, to the Company’s knowledge, are adequate for the conduct of its business, and to the Company’s knowledge is prudent and customary in the business in which the Company is engaged, including, but not limited to, directors and officers insurance coverage, except where the failure to be so insured, would reasonably be expected to not, individually or in the aggregate, have a Material Adverse Effect. As of the date of this Agreement, no written notice of cancellation has been received by the Company, non-renewal disallowance or reduction in coverage or claim or termination has been received by the Company, other than in connection with ordinary renewals.

Section 5.27. Exemption from Registration. Subject to, and in reliance on, the representations, warranties and covenants made herein by the Investor, the offer and sale of the Securities by the Company to the Investor in accordance with the terms and conditions of this Agreement is exempt from the registration requirements of the Securities Act pursuant to Section 4(a)(2); provided, however, that at the request of and with the express agreement of the Investor (including, without limitation, the representations, warranties and covenants of Investor set forth in Sections 4.10 through 4.13), the Securities to be issued from and after Commencement to or for the benefit of the Investor pursuant to this Agreement shall be issued to the Investor or its designee only as DWAC Shares and will not bear legends noting restrictions as to resale of such securities under federal or state securities laws, nor will any such securities be subject to stop transfer instructions.

Section 5.28. No General Solicitation or Advertising. Neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities.

Section 5.29. No Integrated Offering. None of the Company or any of its Affiliates, nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the offer, issuance and sale by the Company to the Investor of any of the Securities under the Securities Act, whether through integration with prior offerings or otherwise, or cause this offering of the Securities to require approval of stockholders of the Company under any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of the Trading Market. None of the Company, its Affiliates nor any Person acting on their behalf will take any action or steps referred to in the preceding sentence that would require registration of the offer, issuance and sale by the Company to the Investor of any of the Securities under the Securities Act or cause the offering of any of the Securities to be integrated with any other offering of securities of the Company.

Section 5.30. Dilutive Effect. The Company is aware and acknowledges that issuance of the Securities could cause dilution to existing stockholders and could significantly increase the number of outstanding shares of Common Stock. The Company further acknowledges that its obligation to issue the Commitment Shares and to issue the Shares pursuant to the terms of a VWAP Purchase Notice and pursuant to the terms of an Intraday VWAP Purchase Notice (as applicable) in accordance with this Agreement is, in each case, absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.

Section 5.31. Manipulation of Price. Neither the Company nor any of its officers, directors or to the Knowledge of the Company, its Affiliates has, and, to the Knowledge of the Company, no Person acting on their behalf has, (i) taken, directly or indirectly, any action designed or intended to cause or to result in the stabilization or manipulation of the price of any security of the Company, or which caused or resulted in, or which would in the future reasonably be expected to cause or result in, the stabilization or manipulation of the price of any security of the Company, in each case to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company. Neither the Company nor any of its officers, directors or to the Knowledge of the Company, its Affiliates will during the term of this Agreement, and, to the Knowledge of the Company, no Person acting on their behalf will during the term of this Agreement, take any of the actions referred to in the immediately preceding sentence.

Section 5.32. Securities Act. The Company has complied and shall comply with all applicable federal and state securities laws in connection with the offer, issuance and sale of the Securities hereunder, including, without limitation, the applicable requirements of the Securities Act. Each Registration Statement, upon filing with the Commission and at the time it is declared effective by the Commission, shall satisfy all of the requirements of the Securities Act to register the resale of the Registrable Securities included therein by the Investor in accordance with the Registration Rights Agreement on a delayed or continuous basis under Rule 415 under the Securities Act at then-prevailing market prices, and not fixed prices. The Company is not currently, and has not been since the Business Combination Date, an issuer identified in, or subject to, Rule 144(i)(1).The Company has filed current “Form 10 information” (as defined in Rule 144(i)(3) under the Securities Act) with the Commission on September 15, 2023 reflecting its status as an entity that is not a shell company.

Section 5.33. Listing and Maintenance Requirements; DTC Eligibility. The Common Stock is registered pursuant to Section 12(b) of the Exchange Act, and the Company has taken no action designed to, or which to its Knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act, nor has the Company received any notification that the Commission is contemplating terminating such registration. The Company has not received written notice from the Trading Market (or, if the Common Stock is then listed on an Eligible Market, from such Eligible Market) to the effect that the Company is not in compliance with the listing or maintenance requirements of the Trading Market (or of such Eligible Market, as applicable). Except as disclosed in the Commission Documents filed with the Commission since the Business Combination Date, the Company is in compliance with all applicable listing and maintenance requirements of the Trading Market. The Common Stock may be issued and transferred electronically to third parties via DTC through its Deposit/Withdrawal at Custodian (“DWAC”) delivery system. The Company has not received written notice from DTC to the effect that a suspension of, or restriction on, accepting additional deposits of the Common Stock, electronic trading or book-entry services by DTC with respect to the Common Stock is being imposed or is contemplated.

Section 5.34. Application of Takeover Protections. The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s Charter or the Delaware General Corporation Law, as amended, that is or could become applicable to the Investor as a result of the Investor and the Company fulfilling their respective obligations or exercising their respective rights under the Transaction Documents (as applicable), including, without limitation, as a result of the Company’s issuance of the Securities and the Investor’s ownership of the Securities.

Section 5.35. Foreign Corrupt Practices. Neither the Company, nor, to the Knowledge of the Company, any director, officer, agent or employee of the Company has, directly or indirectly, (1) made any unlawful contribution to any federal, state, local and foreign candidate for public office, or failed to disclose fully any contribution in violation of law, (2) made any payment to any federal, state, local and foreign governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof, (3) violated or is in violation of any provisions of the U.S. Foreign Corrupt Practices Act of 1977 (the “FCPA”), or (4) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

Section 5.36. Office of Foreign Assets Control. Neither the Company nor, to the Knowledge of the Company, any director, officer, agent or employee of the Company is currently subject to any U.S. sanctions (the “Sanctions Regulations”) administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the net proceeds from the sale of the Shares, or lend, contribute or otherwise make available such net proceeds to any subsidiary, joint venture partner or other Person, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC or listed on the OFAC Specially Designated Nationals and Blocked Persons List. Neither the Company nor, to the Knowledge of the Company, any director, officer, agent or employee of the Company, is named on any denied party or entity list administered by the Bureau of Industry and Security of the U.S. Department of Commerce pursuant to the Export Administration Regulations (“EAR”); and the Company will not, directly or indirectly, use the proceeds of the sale of the Shares hereunder, or lend, contribute or otherwise make available such proceeds to any Person, for the purpose of financing the activities of any person currently subject to any Sanctions Regulations or to support activities in or with countries sanctioned by said authorities, or for engaging in transactions that violate the EAR.

Section 5.37. Money Laundering. To the Company’s Knowledge, the operations of the Company is and has been conducted at all times in the last five (5) years in compliance in all material respects with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Entity (collectively, the “Money Laundering Laws”) and no material action, suit or proceeding by or before any Governmental Entity involving the Company with respect to the Money Laundering Laws is pending or, to the Knowledge of the Company, threatened.

Section 5.38. ERISA. Except as disclosed in the Commission Documents and except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, each material employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and all stock purchase, stock option, stock-based severance, employment, change-in-control, medical, disability, fringe benefit, bonus, incentive, deferred compensation, employee loan and all other employee benefit plans, agreements, programs, policies or other arrangements, whether or not subject to ERISA, that is maintained, administered or contributed to by the Company or any of its Affiliates for employees or former employees, directors or independent contractors of the Company, or under which the Company has had or has any present or future obligation or liability, has been maintained in material compliance with its terms and the requirements of any applicable federal, state, local and foreign Laws, including but not limited to ERISA and the Internal Revenue Code of 1986, as amended (the “Code”); no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred which would result in a material liability to the Company with respect to any such plan excluding transactions effected pursuant to a statutory or administrative exemption; no event has occurred (including a “reportable event” as such term is defined in Section 4043 of ERISA) and no condition exists that would subject the Company to any material tax, fine, lien, penalty, or liability imposed by ERISA, the Code or other applicable Law; and for each such plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no “accumulated funding deficiency” as defined in Section 412 of the Code has been incurred, whether or not waived, and the fair market value of the assets of each such plan (excluding for these purposes accrued but unpaid contributions) exceeds the present value of all benefits accrued under such plan determined using reasonable actuarial assumptions.

Section 5.39. IT Systems. To the Knowledge of the Company and except as otherwise described in the Commission Documents, and except as would not, individually or in the aggregate, result in a Material Adverse Effect, (i) there has been no security breach or attack or other compromise of or relating to any of the Company’s information technology and computer systems, networks, hardware, software, data (including the data of its customers, employees, suppliers, vendors and any third party data maintained by or on its behalf), equipment or technology (“IT Systems and Data”), (ii) the Company has not been notified of any event or condition that would reasonably be expected to result in any security breach, attack or compromise to its IT Systems and Data, (iii) the Company has complied in all material respects, and is presently in material compliance with, all applicable Laws of any Governmental Entity and all industry guidelines, standards, internal policies and contractual obligations relating to the privacy and security of IT Systems and Data and to the protection of such IT Systems and Data from unauthorized use, access, misappropriation or modification and (iv) the Company has implemented backup and disaster recovery technology consistent with industry standards and practice.

Section 5.40. Privacy Laws. Except as otherwise described in the Commission Documents, and except as would not, individually or in the aggregate, result in a Material Adverse Effect, the Company is, and at all prior times was, in compliance with all applicable data privacy and security Laws; and the Company has taken all necessary actions to comply in all respects with the European Union General Data Protection Regulation (“GDPR”) (EU 2016/679) (collectively, “Privacy Laws”). The Company has in place, complies with, and takes appropriate steps reasonably designed to ensure compliance in all material respects with its policies and procedures relating to data privacy and security and the collection, storage, use, disclosure, handling and analysis of Personal Data (the “Policies”). The Company provides accurate notice of its Policies to its customers, employees, third party vendors and representatives. The Policies provide accurate and sufficient notice of the Company’s then-current privacy practices relating to its subject matter and such Policies do not contain any material omissions of the Company’s then-current privacy practices. “Personal Data” means (i) a natural persons’ name, street address, telephone number, email address, photograph, social security number, bank information, or customer or account number; (ii) any information which would qualify as “personally identifying information” under the Federal Trade Commission Act, as amended; (iii) “personal data” as defined by GDPR; and (iv) any other piece of information that allows the identification of such natural person, or his or her family, or permits the collection or analysis of any data related to an identified person’s health or sexual orientation. Except as would not, individually or in the aggregate, result in a Material Adverse Effect, none of such disclosures made or contained in any of the Policies have been inaccurate, misleading, deceptive or in violation of any Privacy Laws or Policies. The execution, delivery and performance of this Agreement, the Registration Rights Agreement or any of the other Transaction Documents will not result in a breach of any Privacy Laws or Policies. Except as would not, individually or in the aggregate, result in a Material Adverse Effect, the Company (i) has not received written notice of any actual or potential liability under or relating to, or actual or potential violation of, any of the Privacy Laws, and has no Knowledge of any event or condition that would reasonably be expected to result in any such notice; (ii) is not currently conducting or paying for, in whole or in part, any investigation, remediation or other corrective action pursuant to any Privacy Law; or (iii) is not a party to any Order or agreement that imposed any obligation or liability under any Privacy Law.

Section 5.41. U.S. Real Property Holding Corporation. Except as disclosed in the Commission Documents, to the Company’s Knowledge, the Company is not, has not been at any time during the five (5)-year period ending on the date of this Agreement, a U.S. real property holding corporation within the meaning of Section 897 of the Code.

Section 5.42. Margin Rules. Neither the issuance, sale and delivery of the Securities nor the application of the proceeds thereof by the Company as described in the Commission Documents filed with the Commission since the Business Combination Date will violate Regulation T, U or X of the Board of Governors of the Federal Reserve System or any other regulation of such Board of Governors.

Section 5.43. Emerging Growth Company Status. As of the Closing Date, the Company was, and as of the Commencement Date the Company will be, an “emerging growth company” as defined in Section 2(a)(19) of the Securities Act, as modified by the Jumpstart Our Business Startups Act of 2012.

Section 5.44. Smaller Reporting Company Status. As of the Closing Date, the Company was, and as of the Commencement Date the Company will be, a “smaller reporting company” as defined in Rule 12b-2 of the Exchange Act.

Section 5.45. [Reserved].

Section 5.46. [Reserved].

Section 5.47. Regulatory Compliance. Except as disclosed in the Commission Documents filed with the Commission since the Business Combination Date or as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect:

(a) The Company has obtained all required Regulatory Permits and the Company and the Products are in compliance in all material respects with all Regulatory Permits. To the Knowledge of the Company, (i) no Governmental Entity is considering limiting, suspending or revoking any Regulatory Permit and (ii) each third party that is a manufacturer, contractor or agent for the Company is in compliance in all material respects with all Regulatory Permits required by all applicable Healthcare Laws insofar as they reasonably pertain to the Products.

(b) Neither the Company nor, to the Company’s Knowledge, any Representatives acting for or on behalf of the Company has received any written notice that the FDA or any other Governmental Entity responsible for oversight or enforcement of any applicable Healthcare Law, or any institutional review board (or similar body responsible for oversight of human subjects research) or institutional animal care and use committees (or similar body responsible for oversight of animal research), has initiated, or threatened in writing to initiate, any Proceeding to restrict or suspend nonclinical research on or clinical study of any Product, or to recall or request a recall of any Product, or to suspend or otherwise restrict the manufacture of any Product, or in which the Governmental Entity alleges or asserts a failure to comply, with applicable Healthcare Laws.

(c) There are no Proceedings pending or, to the Company’s Knowledge, threatened, with respect to any alleged violation by the Company or, to the Company’s Knowledge, any Representatives acting for or on behalf of the Company, of the FDCA or any other applicable Healthcare Law, and neither the Company nor, to the Company’s Knowledge, any Representatives acting for or on behalf of the Company, is party to or subject to any corporate integrity agreement, monitoring agreement, consent decree, deferred prosecution agreement, settlement Orders or similar Contract with or imposed by any Governmental Entity related to any applicable Healthcare Law.

(d) To the Knowledge of the Company, all Products are being and have been developed, tested, investigated, manufactured, packaged, imported, exported, labeled and distributed in compliance in all material respects with applicable Healthcare Laws. All manufacture of Products, including all clinical supplies used in clinical trials, by or on behalf of the Company has been conducted in compliance with the applicable specifications and requirements of Good Manufacturing Practices and all other applicable Laws. To the Knowledge of the Company, no manufacturing site used for the manufacture of Product is subject to a Governmental Entity shutdown or import or export prohibitions or has received any Form FDA 483, notice of violation, warning letter, untitled letter or similar correspondence or notice from FDA or other Governmental Entity alleging noncompliance with any applicable Law, in each case, that have not been complied with or closed to the satisfaction of the relevant Governmental Entity, and to the Knowledge of the Company, neither the FDA or any other Governmental Entity is considering such action.

(e) Neither the Company nor, to the Company’s Knowledge, has any Person engaged by the Company for contract research, contract manufacturing, consulting, or other collaboration services with respect to any Product made an untrue statement of a material fact or a fraudulent statement to the FDA or any other Governmental Entity responsible for enforcement or oversight with respect to applicable Healthcare Laws, or failed to disclose a material fact required to be disclosed to the FDA or such other Governmental Entity that, at the time such disclosure was made, would reasonably be expected to provide a basis for the FDA to invoke its policy respecting “Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities” set forth in 56 Fed. Reg. 46191 (September 10, 1991), or for any other Governmental Entity to invoke a similar policy.

(f) To the Knowledge of the Company, all preclinical studies and clinical trials conducted or being conducted with respect to all Products by or at the direction of the Company are being and have been conducted in material compliance with accepted professional scientific standards and all applicable Laws, including (i) all applicable Healthcare Laws, including the applicable requirements of Good Clinical Practices and applicable foreign Laws in the jurisdictions where clinical trials were or are being conducted; and (ii) applicable Law governing the privacy of patient medical records and other personal information and data.

(g) None of the Company or any of its directors, officers or employees, and, to the Company’s Knowledge, none of the Company’s individual independent contractors or other service providers, including clinical trial investigators, coordinators, or monitors, have been or are currently (i) disqualified, excluded or debarred under or, to the Company’s Knowledge, currently subject to a Proceeding that would reasonably be expected to result in disqualification, exclusion or debarment, the assessment of civil monetary penalties for violation of any health care programs of any Governmental Entity under, or (ii) convicted of any crime regarding health care products or services, or engaged in any conduct that would reasonably be expected to result in any such debarment, exclusion, disqualification, or ineligibility under applicable Healthcare Laws.

(h) None of the Company or any of its current or former directors, officers or employees, and, to the Company’s Knowledge, none of the Company’s individual independent contractors or other service providers, to the extent acting on behalf of the Company, have been subject to any consent decree of, or criminal or civil fine or penalty imposed by, any Governmental Entity related to fraud, theft, embezzlement, breach of fiduciary responsibility, financial misconduct, or obstruction of an investigation of controlled substances. None of the Company or any of its current or former directors, officers or employees, and, to the Company’s Knowledge, none of the Company’s individual independent contractors or other service providers, to the extent acting on behalf of the Company, have been subject to any enforcement, regulatory or administrative proceedings against or affecting the Company or any of its Affiliates relating to material violations of any Healthcare Law and no such enforcement, regulatory or administrative proceeding has been threatened in writing. None of the Company or any of its directors, officers or employees, and, to the Company’s Knowledge, none of the Company’s individual independent contractors or other service providers, to the extent acting on behalf of the Company, have received written notice from the FDA, any other Governmental Entity or any health insurance institution with respect to debarment, disqualification or restriction.

(i) All material reports, documents, claims, permits and notices required to be filed, maintained or furnished to the FDA or any similar foreign Governmental Entity by the Company have been so filed, maintained or furnished. All such reports, documents, claims, permits and notices were complete and accurate in all material respects on the date filed (or were corrected or supplemented by a subsequent filing).

(j) Neither the Company nor any of its officers, directors or employees received written notice from the FDA or the Federal Trade Commission or other Governmental Entity in connection with advertising or promotion of any Products.

Section 5.48. Broker/Dealer Relationships; FINRA Information. The Company (i) is not required to register as a “broker” or “dealer” in accordance with the provisions of the Exchange Act or (ii) does not, directly or indirectly through one or more intermediaries, control or is a “person associated with a member” or “associated person of a member” (within the meaning set forth in the FINRA Manual). All of the information provided to the Investor, BRS or to their counsel, specifically for use by BRS in connection with the FINRA Filing (and related disclosure) with FINRA, by the Company, its counsel, its officers and directors and the holders of any securities (debt or equity) or options to acquire any securities of the Company in connection with the transactions contemplated by the Transaction Documents is true, complete, correct and compliant with FINRA’s rules and any letters, filings or other supplemental information provided to FINRA pursuant to FINRA Rules.

Section 5.49. Acknowledgement Regarding Relationship with Investor and BRS. The Company acknowledges and agrees, to the fullest extent permitted by Law, that the Investor is acting solely in the capacity of an arm’s-length purchaser with respect to this Agreement, the Registration Rights Agreement and the transactions contemplated by the Transaction Documents, and BRS is acting as a representative of the Investor in connection with the transactions contemplated by the Transaction Documents, and of no other party, including the Company. The Company further acknowledges that while the Investor will be deemed to be a statutory “underwriter” with respect to certain of the transactions contemplated by the Transaction Documents in accordance with interpretive positions of the Staff of the Commission, the Investor is a “trader” that is not required to register with the Commission as a broker-dealer under Section 15(a) of the Securities Exchange Act of 1934. The Company further acknowledges that the Investor and its representatives are not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement, the Registration Rights Agreement and the transactions contemplated by the Transaction Documents, and any advice given by the Investor or any of its representatives (including BRS) or agents in connection therewith is merely incidental to the Investor’s acquisition of the Securities. The Company understands and acknowledges that employees of BRS may discuss market color, VWAP Purchase Notice and Intraday VWAP Purchase Notice timing and parameter considerations and other related capital markets considerations with the Company in connection with the Transaction Documents and the transactions contemplated thereby, in all cases on behalf of the Investor. The Company acknowledges and agrees that the Investor has not made and does not make any representations or warranties with respect to the transactions contemplated by the Transaction Documents other than those specifically set forth in Article IV.

Section 5.50. Acknowledgement Regarding Investor’s Affiliate Relationships. Affiliates of the Investor, including BRS, engage in a wide range of activities for their own accounts and the accounts of customers, including corporate finance, mergers and acquisitions, merchant banking, equity and fixed income sales, trading and research, derivatives, foreign exchange, futures, asset management, custody, clearance and securities lending. In the course of their respective business, Affiliates of the Investor may, directly or indirectly, hold long or short positions, trade and otherwise conduct such activities in or with respect to debt or equity securities or bank debt of, or derivative products relating to, the Company. Any such position will be created, and maintained, independently of the position the Investor takes in the Company. In addition, at any given time Affiliates of the Investor, including BRS, may have been or in the future may be engaged by one or more entities that may be competitors with, or otherwise adverse to, the Company in matters unrelated to the transactions contemplated by the Transaction Documents, and Affiliates of the Investor, including BRS may have or may in the future provide investment banking or other services to the Company in matters unrelated to the transactions contemplated by the Transaction Documents. Activities of any of the Investor’s Affiliates performed on behalf of the Company may give rise to actual or apparent conflicts of interest given the Investor’s potentially competing interests with those of the Company. The Company expressly acknowledges the benefits it receives from the Investor’s participation in the transactions contemplated by the Transaction Documents, on the one hand, and the Investor’s Affiliates’ activities, if any, on behalf of the Company unrelated to the transactions contemplated by the Transaction Documents, on the other hand, and understands the conflict or potential conflict of interest that may arise in this regard, and has consulted with such independent advisors as it deems appropriate in order to understand and assess the risks associated with these potential conflicts of interest. Consistent with applicable legal and regulatory requirements, applicable Affiliates of the Investor have adopted policies and procedures to establish and maintain the independence of their research departments and personnel from their investment banking groups and the Investor. As a result, research analysts employed by Affiliates of the Investor may hold views, make statements or investment recommendations or publish research reports with respect to the Company or the transactions contemplated by the Transaction Documents that differ from the views of the Investor.

Article VI
ADDITIONAL COVENANTS

The Company covenants with the Investor, and the Investor covenants with the Company, as follows, which covenants of one party are for the benefit of the other party, during the Investment Period (and with respect to the Company, for the period following the termination of this Agreement specified in Section 8.3 pursuant to and in accordance with Section 8.3):

Section 6.1. Securities Compliance. The Company shall notify the Commission and the Trading Market, if and as applicable, in accordance with their respective rules and regulations, of the transactions contemplated by the Transaction Documents, and shall take all necessary action, undertake all proceedings and obtain all registrations, permits, consents and approvals for the legal and valid issuance of the Securities to the Investor in accordance with the terms of the Transaction Documents, as applicable.

Section 6.2. Reservation of Common Stock. The Company has available and the Company shall reserve and keep available at all times, free of preemptive and other similar rights of stockholders, the requisite aggregate number of authorized but unissued shares of Common Stock to enable the Company to timely effect (i) the issuance and delivery of all Commitment Shares to be issued and delivered to the Investor under Section 10.1(ii)(a) hereof within the time period specified in Section 10.1(ii)(a) hereof, (ii) the issuance, sale and delivery of all Shares to be issued, sold and delivered in respect of each VWAP Purchase effected under this Agreement, in the case of this clause (ii), at least prior to the delivery by the Company to the Investor of the applicable VWAP Purchase Notice in connection with such VWAP Purchase, and (iii) the issuance, sale and delivery of all Shares to be issued, sold and delivered in respect of each Intraday VWAP Purchase effected under this Agreement, in the case of this clause (iii), at least prior to the delivery by the Company to the Investor of the applicable Intraday VWAP Purchase Notice in connection with such Intraday VWAP Purchase. Without limiting the generality of the foregoing, (a) as of the date of this Agreement, the Company has reserved, out of its authorized and unissued Common Stock, 40,000 shares of Common Stock solely for the purpose of issuing all of the Commitment Shares under this Agreement to be issued and delivered to the Investor under Section 10.1(ii)(a) hereof within the time period specified in Section 10.1(ii)(a) hereof, and (b) as of the date of this Agreement the Company has reserved, and as of the Commencement Date shall have continued to reserve, out of its authorized and unissued Common Stock, 3,209,360 shares of Common Stock solely for the purpose of issuing Shares pursuant to one or more VWAP Purchases and pursuant to one or more Intraday VWAP Purchases (as applicable) that may be effected by the Company, in its sole discretion, from time to time from and after the Commencement Date under this Agreement. The number of shares of Common Stock so reserved for the purpose of effecting issuances of Shares pursuant to VWAP Purchases and pursuant to Intraday VWAP Purchases under this Agreement (as applicable) may be increased from time to time by the Company from and after the Commencement Date, and such number of reserved shares may be reduced from and after the Commencement Date only by the number of Shares actually issued, sold and delivered to the Investor pursuant to any VWAP Purchase and any Intraday VWAP Purchase (as applicable) effected from and after the Commencement Date pursuant to this Agreement.

Section 6.3. Registration and Listing. The Company shall use its commercially reasonable efforts to cause the Common Stock to continue to be registered as a class of securities under Sections 12(b) of the Exchange Act, and to comply with its reporting and filing obligations under the Exchange Act, and shall not take any action or file any document (whether or not permitted by the Securities Act or the Exchange Act) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under the Exchange Act or Securities Act, except as permitted herein. The Company shall use its commercially reasonable efforts to continue the listing and trading of its Common Stock and the listing of the Securities purchased or acquired by the Investor hereunder on the Trading Market (or another Eligible Market) and to comply with the Company’s reporting, filing and other obligations under the rules and regulations of the Trading Market (or other Eligible Market, as applicable). The Company shall not take any action which could be reasonably expected to result in the delisting or suspension of the Common Stock on the Trading Market (or other Eligible Market, as applicable). If the Company receives any final and non-appealable notice that the listing or quotation of the Common Stock on the Trading Market (or other Eligible Market, as applicable) shall be terminated on a date certain, the Company shall promptly (and in any case within 24 hours) notify the Investor of such fact in writing and shall use its commercially reasonable efforts to cause the Common Stock to be listed or quoted on another Eligible Market.

Section 6.4. Compliance with Laws.

(i) During the Investment Period, the Company (a) shall comply, and cause each Subsidiary to comply, with all laws, rules, regulations and Orders applicable to the business and operations of the Company, except as would not have a Material Adverse Effect and (b) with applicable provisions of the Securities Act and the Exchange Act, including Regulation M thereunder, applicable state securities or “Blue Sky” laws (but only to the extent set forth in Section 6.11), and applicable listing rules of the Trading Market (or Eligible Market, as applicable), except as would not, individually or in the aggregate, prohibit or otherwise interfere with the ability of the Company to enter into and perform its obligations under this Agreement in any material respect or for Investor to conduct resales of Securities under the Registration Statement in any material respect. Without limiting the foregoing, neither the Company, nor any of its Subsidiaries, nor to the Knowledge of the Company, any of their respective directors, officers, agents, employees or any other Persons acting on their behalf shall, in connection with the operation of the Company’s and its Subsidiaries’ respective businesses, (1) use any corporate funds for unlawful contributions, payments, gifts or entertainment or to make any unlawful expenditures relating to political activity to government officials, candidates or members of political parties or organizations, (2) pay, accept or receive any unlawful contributions, payments, expenditures or gifts, or (3) violate or operate in noncompliance with any export restrictions, anti-boycott regulations, embargo regulations or other applicable domestic or foreign laws and regulations, including, without limitation, the FCPA and Money Laundering Laws.

(ii) The Investor shall comply with all laws, rules, regulations and Orders applicable to the performance by it of its obligations under this Agreement and its investment in the Securities, except as would not, individually or in the aggregate, prohibit or otherwise interfere with the ability of the Investor to enter into and perform its obligations under this Agreement in any material respect. Without limiting the foregoing, the Investor shall comply with all applicable provisions of the Securities Act and the Exchange Act, including Regulation M thereunder, the rules and regulations of FINRA, and all applicable state securities or “Blue Sky” laws.

Section 6.5. Keeping of Records and Books of Account; Due Diligence.

(i) The Investor and the Company shall each maintain records showing the remaining Total Commitment, the remaining Aggregate Limit, the dates and VWAP Purchase Share Amount for each VWAP Purchase, and the dates and Intraday VWAP Purchase Share Amount for each Intraday VWAP Purchase.

(ii) Subject to the requirements of Section 6.12, from time to time from and after the Closing Date, the Company shall make available for inspection and review by the Investor during normal business hours and after reasonable notice, customary documentation reasonably requested by the Investor and/or its appointed counsel or advisors to conduct due diligence; provided, however, that after the Closing Date, the Investor’s continued due diligence shall not be a condition precedent to the Commencement or to the Investor’s obligation to accept each VWAP Purchase Notice and each Intraday VWAP Purchase Notice timely delivered by the Company to the Investor in accordance with this Agreement.

Section 6.6. No Frustration; No Dilutive Issuances; No Other Similar Transactions.

(i) No Frustration. The Company shall not enter into, announce or recommend to its shareholders any agreement, plan, arrangement or transaction in or of which the terms thereof would restrict, materially delay, conflict with or impair the ability or right of the Company to perform its obligations under the Transaction Documents to which it is a party, including, without limitation, the obligation of the Company to (i) deliver the Commitment Shares to the Investor not later than 4:00 p.m. (New York time) on the Trading Day immediately following the Closing Date in accordance with Section 10.1(ii)(a), (ii) pay the Cash Commitment Fee to the Investor in such manner, at such time and otherwise pursuant to and in accordance with Section 10.1(ii)(b), and (iii) deliver the Shares to the Investor in respect of each VWAP Purchase and each Intraday VWAP Purchase effected by the Company pursuant to this Agreement, in each case not later than the applicable Purchase Share Delivery Date with respect to such VWAP Purchase and such Intraday VWAP Purchase (as applicable) in accordance with Section 3.3. For the avoidance of doubt, nothing in this Section 6.6(i) shall in any way limit the Company’s right to terminate this Agreement in accordance with Section 8.2 (subject in all cases to Section 8.3).

(ii) No Dilutive Issuances Before Settlement of a Pending VWAP Purchase or Pending Intraday VWAP Purchase. None of the Company or any Subsidiary shall issue, sell or grant any right, option or warrant to purchase, or allot issue, sell or grant any right to reprice (or reset the purchase price therefor), or otherwise dispose of for cash (or enter into any agreement, plan or arrangement contemplating any of the foregoing, or seek to utilize any existing agreement, plan or arrangement to effect any of the foregoing), or announce any offer, issuance, sale or grant of any option or warrant to purchase or other disposition for cash (or any agreement, plan or arrangement therefor), at any time (i) during the period beginning on the Trading Day immediately preceding the Purchase Date for a VWAP Purchase and ending on the third (3rd) Trading Day following the date of full settlement thereof and the issuance to the Investor of all of the Shares that are issuable to the Investor pursuant to such VWAP Purchase, and (ii) during the period beginning on the Trading Day immediately preceding the Purchase Date for an Intraday VWAP Purchase and ending on the third (3rd) Trading Day following the date of full settlement thereof and the issuance to the Investor of all of the Shares that are issuable to the Investor pursuant to such Intraday VWAP Purchase (each such period specified in clauses (i) and (ii) above, a “Reference Period”), any shares of Common Stock or Common Stock Equivalents, at an effective price per Share less than the applicable VWAP Purchase Price per Share for such VWAP Purchase, or the applicable Intraday VWAP Purchase Price per Share for such Intraday VWAP Purchase, as the case may be (each such price, the “Reference Price”) to be paid by the Investor in such VWAP Purchase or such Intraday VWAP Purchase, as the case may be, effected during such Reference Period (each such issuance, a “Dilutive Issuance”), other than an Exempt Issuance (it being understood and agreed that if the holder of Common Stock or Common Stock Equivalents so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which are issued in connection with such issuance, be entitled to receive Common Stock at an effective price per Share that is less than the applicable Reference Price, such issuance shall be deemed to have occurred for less than the applicable Reference Price on such date of the Dilutive Issuance at such effective price). If the Company enters into a Variable Rate Transaction involving the issuance of Common Stock Equivalents having a conversion price, exercise price, exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the Common Stock at any time after the initial issuance of such Common Stock Equivalents, the Company shall be deemed to have issued, as of the date the Common Stock Equivalents were issued (whether or not such Common Stock Equivalents are then immediately exercisable or convertible), the Common Stock underlying such Common Stock Equivalents at the lowest possible conversion or exercise price at which such Common Stock Equivalents may be converted or exercised for Common Stock (and if such Common Stock Equivalents include a “floor price” representing the lowest conversion or exercise price at which such Common Stock Equivalents may be converted or exercised, the Company shall be deemed to have issued the Common Stock underlying such Common Stock Equivalents at a price equal to such floor price). The Investor shall be entitled to seek injunctive relief against the Company, and any Subsidiary (as applicable) to preclude any such Dilutive Issuance that does not constitute an Exempt Issuance, which remedy shall be in addition to any right to collect damages, without the necessity of showing economic loss and without any bond or other security being required.

(iii) No Other Similar Transactions. From and after the date of this Agreement until the earliest of (i) the date of automatic termination of this Agreement pursuant to Section 8.1, (ii) the effective date of termination of this Agreement by the mutual written consent of the parties hereto pursuant to Section 8.2, and (iii) the effective date of termination of this Agreement by the Investor pursuant to Section 8.2, neither the Company nor any Subsidiary shall issue, sell or grant any, or otherwise dispose of or issue (or enter into any agreement, plan or arrangement contemplating any of the foregoing, or seek to utilize any existing agreement, plan or arrangement to effect any of the foregoing), or announce any offer, issuance, sale or grant or other disposition or issuance (or any agreement, plan or arrangement therefor) any Common Stock or Common Stock Equivalents (or a combination of units thereof) in any “equity line of credit” or “at the market offering” or other substantially similar continuous offering in which the Company may offer, issue or sell Common Stock or Common Stock Equivalents (or any combination of units thereof) at a future determined price, other than (a) Securities issued to the Investor pursuant to this Agreement and any of the other Transaction Documents, or pursuant to any other agreement entered into by the Company, on the one hand, and the Investor or any of its Affiliates, on the other hand, at any time after the date of termination of this Agreement or (b) any Exempt Issuance.

Section 6.7. Corporate Existence. The Company shall take all steps necessary to preserve and continue the corporate existence of the Company; provided, however, that, except as provided in Section 6.8, nothing in this Agreement shall be deemed to prohibit the Company from engaging in any Fundamental Transaction with another Person. For the avoidance of doubt, nothing in this Section 6.7 shall in any way limit the Company’s right to terminate this Agreement in accordance with Section 8.2 (subject in all cases to Section 8.3).

Section 6.8. Fundamental Transaction. If a VWAP Purchase Notice or an Intraday VWAP Purchase Notice has been delivered to the Investor and the transactions contemplated therein have not yet been fully settled in accordance with Section 3.3 of this Agreement, the Company shall not effect any Fundamental Transaction until the expiration of five (5) Trading Days following the date of full settlement thereof and the issuance to the Investor of all of the Shares that are issuable to the Investor pursuant to the VWAP Purchase or Intraday VWAP Purchase (as applicable) to which such VWAP Purchase Notice or Intraday VWAP Purchase Notice (as applicable) relates.

Section 6.9. Selling Restrictions.

(i) Except as expressly set forth below, the Investor covenants that from and after the Closing Date through and including the Trading Day next following the expiration or termination of this Agreement as provided in Article VIII (the “Restricted Period”), none of the Investor, its sole member, any of their respective officers, or any entity managed or controlled by the Investor or its sole member (collectively, the “Restricted Persons” and each of the foregoing is referred to herein as a “Restricted Person”) shall, directly or indirectly, (i) engage in any Short Sales of the Common Stock or (ii) hedging transaction, which establishes a net short position with respect to the Common Stock, with respect to each of clauses (i) and (ii) hereof, either for its own account or for the account of any other Restricted Person. Notwithstanding the foregoing, it is expressly understood and agreed that nothing contained herein shall (without implication that the contrary would otherwise be true) prohibit any Restricted Person during the Restricted Period from: (1) selling “long” (as defined under Rule 200 promulgated under Regulation SHO) the Securities; or (2) selling a number of shares of Common Stock equal to the number of Shares that the Investor is unconditionally obligated to purchase under any pending VWAP Purchase Notice or any pending Intraday VWAP Purchase Notice (as applicable), but has not yet received from the Company or its transfer agent pursuant to this Agreement, so long as (X) the Investor (or its Broker-Dealer, as applicable) delivers the Shares purchased pursuant to such pending VWAP Purchase Notice and the Shares purchased pursuant to such pending Intraday VWAP Purchase Notice (as applicable) to the purchaser thereof promptly upon the Investor’s receipt of such Shares from the Company in accordance with Section 3.3 of this Agreement and (Y) neither the Company or its transfer agent shall have failed for any reason to deliver such Shares to the Investor or its Broker-Dealer so that such Shares are timely received by the Investor as DWAC Shares on the applicable Purchase Share Delivery Date for such VWAP Purchase and on the applicable Purchase Share Delivery Date for such Intraday VWAP Purchases (as applicable) in accordance with Section 3.3 of this Agreement.

(ii) In addition to the foregoing, in connection with any sale of Securities (including any sale permitted by paragraph (i) above), the Investor shall comply in all respects with all applicable laws, rules, regulations and Orders, including, without limitation, the requirements of the Securities Act and the Exchange Act.

(iii) The Investor covenants and agrees that during the Restricted Period, none of the Investor or any other Restricted Person shall, directly or indirectly, allow any shares of Common Stock beneficially owned by the Investor to be borrowed against for any third Person to utilize in any Short Sale of Common Stock. Without limiting the generality of the immediately preceding sentence, the Investor covenants and agrees that, with respect to each brokerage account of the Investor and each other Restricted Person in which shares of Common Stock beneficially owned by the Investor are held or to be held during the Restricted Period, the Investor and each other Restricted Person (as applicable) shall provide written instructions to the applicable broker that the Investor or the Restricted Person (as applicable) does not wish to participate in, and expressly opts out of, any “fully paid lending program” or similar program with respect to such brokerage account so that shares of Common Stock beneficially owned by the Investor that are or to be held in such brokerage account during the Restricted Period will not be made available by the broker for lending to any third Person in connection with, to effect or otherwise to facilitate any Short Sale of Common Stock by any Person.

Section 6.10. Effective Registration Statement. During the Investment Period, the Company shall use its commercially reasonable efforts to maintain the continuous effectiveness of the Initial Registration Statement and each New Registration Statement filed with the Commission under the Securities Act for the applicable Registration Period pursuant to and in accordance with the Registration Rights Agreement.

Section 6.11. Blue Sky. The Company shall take such action, if any, as is necessary by the Company in order to obtain an exemption for or to qualify the Securities for sale by the Company to the Investor pursuant to the Transaction Documents, and at the request of the Investor, the subsequent resale of Registrable Securities by the Investor, in each case, under applicable state securities or “Blue Sky” laws and shall provide evidence of any such action so taken to the Investor from time to time following the Closing Date; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 6.11, (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction.

Section 6.12. Non-Public Information. Neither the Company, nor any of its directors, officers, employees or agents shall disclose any material non-public information about the Company to the Investor, unless a simultaneous public announcement thereof is made by the Company in the manner contemplated by Regulation FD. In the event of a breach of the foregoing covenant by the Company, or any of its directors, officers, employees and agents (as determined in the reasonable good faith judgment of the Investor), (i) the Investor shall promptly provide written notice of such breach to the Company and (ii) after such notice has been provided to the Company and, provided that the Company shall have failed demonstrate to the Investor in writing within 48 hours that such information does not constitute material, non-public information or the Company shall have failed to publicly disclose such material, non-public information within 48 hours following demand therefor by the Investor, in addition to any other remedy provided herein or in the other Transaction Documents, if the Investor is holding any Shares at the time of the disclosure of material, non-public information, the Investor shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such material, non-public information without the prior approval by the Company, or any of its directors, officers, employees or agents. The Investor shall not have any liability to the Company, or any of its directors, officers, employees, stockholders or agents, for any such disclosure.

Section 6.13. Broker-Dealer. The Investor shall use one or more broker-dealers (one of which is BRS, an Affiliate of the Investor) to effectuate all sales, if any, of the Securities that it may purchase or otherwise acquire from the Company pursuant to the Transaction Documents, as applicable, which (or whom) shall be a DTC participant (collectively, the “Broker-Dealer”). The Investor shall, from time to time, provide the Company and the Company’s transfer agent with all information regarding the Broker-Dealer reasonably requested by the Company. The Investor shall be solely responsible for all fees and commissions of the Broker-Dealer (if any), which shall not exceed customary brokerage fees and commissions and shall be responsible for designating only a DTC participant eligible to receive DWAC Shares.

Section 6.14. FINRA Filing. The Company shall assist the Investor and BRS with BRS’ preparation and filing with FINRA’s Corporate Financing Department via the Public Offering System of all documents and information required to be filed with FINRA pursuant to FINRA Rule 5110 with regard to the transactions contemplated by this Agreement (the “FINRA Filing”). In connection therewith, on or prior to the date the FINRA Filing is first made by BRS with FINRA, the Company shall pay to FINRA by wire transfer of immediately available funds the applicable filing fee with respect to the FINRA Filing, and the Company shall be solely responsible for payment of such fee. The parties hereby agree to provide each other and BRS all requisite information and otherwise to assist each other and BRS in a timely fashion in order for BRS to complete the preparation and submission of the FINRA Filing in accordance with this Section 6.14 and to assist BRS in promptly responding to any inquiries or requests from FINRA or its staff. Each party hereto shall (a) promptly notify the other party and BRS of any communication to that party or its Affiliates from FINRA, including, without limitation, any request from FINRA or its staff for amendments or supplements to or additional information in respect of the FINRA Filing and permit the other party and BRS to review in advance any proposed written communication to FINRA and (b) furnish the other party and BRS with copies of all written correspondence, filings and communications between them and their affiliates and their respective representatives and advisors, on the one hand, and FINRA or members of its staff, on the other hand, with respect to this Agreement, the Registration Rights Agreement or the transactions contemplated by the Transaction Documents. Each of the parties hereto agrees to use its commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other party and BRS in doing, all things necessary, proper or advisable in order for BRS to obtain as promptly as practicable written confirmation from FINRA to the effect that FINRA’s Corporate Financing Department has determined not to raise any objection with respect to the fairness and reasonableness of the terms of the transactions contemplated by the Transaction Documents. Notwithstanding anything to the contrary contained in this Agreement, the Commencement Date shall not occur, unless and until BRS shall have received written confirmation from FINRA to the effect that FINRA’s Corporate Financing Department has determined not to raise any objection with respect to the fairness and reasonableness of the terms of the transactions contemplated by this Agreement.

Section 6.15. QIU. If the Investor or any of its Affiliates, including BRS, reasonably determines that a Qualified Independent Underwriter is required to participate in the transactions contemplated by the Transaction Documents in order for such transactions to be in full compliance with the rules and regulations of FINRA, including, without limitation, FINRA Rule 5121, each of the parties hereto shall have executed such documentation as may reasonably be required to engage a Qualified Independent Underwriter to participate in the transactions contemplated by the Transaction Documents in accordance with the rules and regulations of FINRA, including, without limitation, FINRA Rule 5121. The Company shall pay the fees and expenses of such Qualified Independent Underwriter pursuant to an engagement letter between the Company and such Qualified Independent Underwriter at such time and otherwise as set forth in such engagement letter. On the Commencement Date, the Investor shall reimburse (or shall cause one of its Affiliates to reimburse) the Company, by wire transfer of immediately available funds to an account designated by the Company on or prior to the Commencement Date, an amount in cash equal to the full amount of the fees and expenses of such Qualified Independent Underwriter that were paid by the Company to such Qualified Independent Underwriter prior to the Commencement Date pursuant to the engagement letter between the Company and such Qualified Independent Underwriter.

Section 6.16. Disclosure Schedule.

(i) The Company may, from time to time, update the Disclosure Schedule as may be required to satisfy the conditions set forth in Section 7.2(i) and Section 7.3(i) (to the extent such condition set forth in Section 7.3(i) relates to the condition in Section 7.2(i) as of a specific Purchase Condition Satisfaction Time). For purposes of this Section 6.16, any disclosure made in a schedule to the Compliance Certificate shall be deemed to be an update of the Disclosure Schedule. Notwithstanding anything in this Agreement to the contrary, no update to the Disclosure Schedule pursuant to this Section 6.16 shall cure any breach of a representation or warranty of the Company contained in this Agreement and made prior to the update and shall not affect any of the Investor’s rights or remedies with respect thereto.

(ii) Notwithstanding anything to the contrary contained in the Disclosure Schedule or in this Agreement, the information and disclosure contained in any Schedule of the Disclosure Schedule shall be deemed to be disclosed and incorporated by reference in any other Schedule of the Disclosure Schedule as though fully set forth in such Schedule for which applicability of such information and disclosure is readily apparent on its face. The fact that any item of information is disclosed in the Disclosure Schedule shall not be construed to mean that such information is required to be disclosed by this Agreement. Except as expressly set forth in this Agreement, such information and the thresholds (whether based on quantity, qualitative characterization, dollar amounts or otherwise) set forth herein shall not be used as a basis for interpreting the terms “material” or “Material Adverse Effect” or other similar terms in this Agreement.

Section 6.17. Delivery of Compliance Certificates, Bring-Down Negative Assurance Letters, Bring-Down CFO Certificates and Bring-Down Comfort Letters Upon Occurrence of Certain Events. Within three (3) Trading Days immediately following: (i) each date on which the Company files with the Commission (A) an annual report on Form 10-K under the Exchange Act, (B) a Form 10-K/A containing amended (or restated) financial information or a material amendment to a previously filed annual report on Form 10-K, (C) a quarterly report on Form 10-Q under the Exchange Act, or (D) a current report on Form 8-K containing amended (or restated) financial information (other than information “furnished” pursuant to Items 2.02 or 7.01 of Form 8-K or to provide disclosure pursuant to Item 8.01 of Form 8-K relating to the reclassification of certain properties as discontinued operations in accordance with Statement of Financial Accounting Standards No. 144) under the Exchange Act; and (ii) the effective date of (A) each post-effective amendment to the Initial Registration Statement, (B) each New Registration Statement and (C) each post-effective amendment to each New Registration Statement, and in any case, not more than once per calendar quarter (each, a “Representation Date”), the Company shall (I) deliver to the Investor a Compliance Certificate, dated the date of delivery to the Investor, (II) cause to be furnished to the Investor an opinion and negative assurance letter “bring-down” from outside counsel to the Company, dated the date of delivery to the Investor, substantially in the form mutually agreed to by the Company and the Investor prior to the date of this Agreement, modified, as necessary, to relate to a New Registration Statement or a post-effective amendment to the Initial Registration Statement or a New Registration Statement, and the Prospectus contained in a Registration Statement or post-effective amendment as then amended or supplemented by any Prospectus Supplement thereto as of the date of such letter, as applicable (each, a “Bring-Down Negative Assurance Letter”) and (III) other than with respect to a Representation Date pursuant to clause (i)(C) above, cause to be furnished to the Investor (A) a customary “comfort letter” provided by the Accountant or a successor independent registered public accounting firm for the Company (as applicable), dated the date of delivery to the Investor, substantially in the form, scope and substance as the information contained in the Initial Comfort Letter (to the extent such information is then applicable), stating, as of such date, the conclusions and findings of such firm with respect to the financial information and other matters covered by the Initial Comfort Letter (to the extent such financial information or other matters are then applicable), modified, as necessary, to address such new, amended or restated financial information contained in any of the Commission Documents referred to in clause (i) above or to relate to a New Registration Statement or a post-effective amendment to the Initial Registration Statement or a New Registration Statement, or the Prospectus contained in a Registration Statement or post-effective amendment as then amended or supplemented by any Prospectus Supplement thereto as of the date of such letter, as applicable (each, a “Bring-Down Comfort Letter”) and (B) a certificate of the Chief Financial Officer, dated the date of delivery to the Investor, substantially in the form mutually agreed to by the Company and the Investor prior to the date of this Agreement, modified, as necessary, to relate to a New Registration Statement or a post-effective amendment to the Initial Registration Statement or a New Registration Statement, and the Prospectus contained in a Registration Statement or post-effective amendment as then amended or supplemented by any Prospectus Supplement thereto as of the date of such letter, as applicable (each, a “Bring-Down CFO Certificate”). The requirement to provide the documents identified in the previous sentence shall be tolled with respect to any Representation Date, if (A) the Company has given written notice to the Investor (with a copy to its counsel) in accordance with Section 10.4, not later than one (1) Trading Day prior to the applicable Representation Date, of the Company’s decision to suspend delivery of VWAP Purchase Notices for future VWAP Purchases and delivery of Intraday VWAP Purchase Notices for future Intraday VWAP Purchases (each, a “Future Purchase Suspension”) (it being hereby acknowledged and agreed that no Future Purchase Suspension shall limit, alter, modify, change or otherwise affect any of the Company’s or the Investor’s rights or obligations under the Transaction Documents with respect to any pending VWAP Purchase and any pending Intraday VWAP Purchase (as applicable) that has not been fully settled in accordance with the terms and conditions of this Agreement, and that the parties shall fully perform their respective obligations with respect to any such pending VWAP Purchase and any pending Intraday VWAP Purchase under the Transaction Documents), and (B) such Representation Date does not occur during the period beginning on the Trading Day immediately preceding the Purchase Date for a VWAP Purchase or an Intraday VWAP Purchase (as applicable) and ending on the third (3rd) Trading Day following the date of full settlement thereof and the issuance to the Investor of all of the Shares that are issuable to the Investor pursuant to such VWAP Purchase or such Intraday VWAP Purchase (as applicable), which tolling shall continue until the Trading Day immediately preceding the Purchase Date for a VWAP Purchase or an Intraday VWAP Purchase (as applicable), which for such calendar quarter shall be considered a Representation Date. Notwithstanding the foregoing, if the Company subsequently decides to deliver a VWAP Purchase Notice or an Intraday VWAP Purchase Notice following a Representation Date when a Future Purchase Suspension was in effect and did not provide the Investor with the documents identified in clauses (I), (II) and (III) of the first sentence of this Section 6.17, then prior to the Company’s delivery to the Investor of such VWAP Purchase Notice or such Intraday VWAP Purchase Notice (as applicable) on a Purchase Date, the Company shall provide the Investor with the documents identified in clauses (I), (II) and (III) of the first sentence of this Section 6.17, dated as of the applicable Purchase Date.

Article VII
CONDITIONS TO CLOSING, COMMENCEMENT AND PURCHASES

Section 7.1. Conditions Precedent to Closing. The Closing is subject to the satisfaction of each of the conditions set forth in this Section 7.1 on the Closing Date.

(i) Accuracy of the Investor’s Representations and Warranties. The representations and warranties of the Investor contained in this Agreement (a) that are not qualified by “materiality” shall be true and correct in all material respects as of the Closing Date, except to the extent such representations and warranties are as of another date, in which case, such representations and warranties shall be true and correct in all material respects as of such other date and (b) that are qualified by “materiality” shall be true and correct as of the Closing Date, except to the extent such representations and warranties are as of another date, in which case, such representations and warranties shall be true and correct as of such other date.

(ii) Accuracy of the Company’s Representations and Warranties. The representations and warranties of the Company contained in this Agreement (a) that are not qualified by “materiality” or “Material Adverse Effect” shall be true and correct in all material respects as of the Closing Date, except to the extent such representations and warranties are as of another date, in which case, such representations and warranties shall be true and correct in all material respects as of such other date and (b) that are qualified by “materiality” or “Material Adverse Effect” shall be true and correct as of the Closing Date, except to the extent such representations and warranties are as of another date, in which case, such representations and warranties shall be true and correct as of such other date.

(iii) Payment of Initial Investor Expense Reimbursement; Issuance of Commitment Shares. On or prior to the Closing Date, the Company shall have paid by wire transfer of immediately available funds to an account designated by the Investor on or prior to the date hereof, the Initial Investor Expense Reimbursement in accordance with Section 10.1(i), which shall be fully earned and non-refundable as of the Closing Date, regardless of whether the Commencement occurs or whether any VWAP Purchases or Intraday VWAP Purchases are made or settled hereunder or any subsequent termination of this Agreement. On the Closing Date, the Company shall deliver irrevocable instructions to its transfer agent to issue to the Investor, not later than 4:00 p.m. (New York City time) on the second (2nd) Trading Day immediately following the Closing Date, a book-entry statement representing the Commitment Shares in the name of the Investor or its designee (in which case such designee name shall have been provided to the Company prior to the Closing Date), in consideration for the Investor’s execution and delivery of this Agreement. Such book-entry statement shall be delivered to the Investor by email at its address set forth in Section 10.4 hereof. For the avoidance of doubt, all of the Commitment Shares shall be fully earned as of the Closing Date, regardless of whether the Commencement occurs or whether any VWAP Purchases or Intraday VWAP Purchases are made or settled hereunder or any subsequent termination of this Agreement.

(iv) Closing Deliverables. At the Closing, counterpart signature pages of this Agreement and the Registration Rights Agreement executed by each of the parties hereto shall be delivered as provided in Section 2.2. Simultaneously with the execution and delivery of this Agreement and the Registration Rights Agreement, the Investor’s counsel shall have received (a) the opinions of outside counsel to the Company, dated the Closing Date, in the forms mutually agreed to by the Company and the Investor prior to the date of this Agreement, (b) the closing certificate from the Company, dated the Closing Date, in the form of Exhibit B hereto, and (c) a copy of the irrevocable instructions to the Company’s transfer agent regarding the issuance to the Investor or its designee of the certificate(s) or book-entry statement(s) representing the Commitment Shares pursuant to and in accordance with Section 10.1(ii)(a) hereof.

Section 7.2. Conditions Precedent to Commencement. The right of the Company to commence delivering VWAP Purchase Notices and Intraday VWAP Purchase Notices under this Agreement, and the obligation of the Investor to accept VWAP Purchase Notices and Intraday VWAP Purchase Notices timely delivered to the Investor by the Company under this Agreement, are subject to the initial satisfaction, at Commencement, of each of the conditions set forth in this Section 7.2.

(i) Accuracy of the Company’s Representations and Warranties. The representations and warranties of the Company contained in this Agreement (a) that are not qualified by “materiality” or “Material Adverse Effect” shall have been true and correct in all material respects when made and shall be true and correct in all material respects as of the Commencement Date with the same force and effect as if made on such date, except to the extent such representations and warranties are as of another date, in which case, such representations and warranties shall be true and correct in all material respects as of such other date and (b) that are qualified by “materiality” or “Material Adverse Effect” shall have been true and correct when made and shall be true and correct as of the Commencement Date with the same force and effect as if made on such date, except to the extent such representations and warranties are as of another date, in which case, such representations and warranties shall be true and correct as of such other date.

(ii) Performance of the Company. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement and the Registration Rights Agreement to be performed, satisfied or complied with by the Company at or prior to the Commencement. The Company shall deliver to the Investor on the Commencement Date the compliance certificate substantially in the form attached hereto as Exhibit C (the “Compliance Certificate”).

(iii) Initial Registration Statement Effective. The Initial Registration Statement covering the resale by the Investor of the Registrable Securities included therein required to be filed by the Company with the Commission pursuant to Section 2(a) of the Registration Rights Agreement shall have been declared effective under the Securities Act by the Commission, and the Investor shall be permitted to utilize the Prospectus therein to resell (i) all of the Commitment Shares and (ii) all of the Shares included in such Prospectus.

(iv) No Material Notices. None of the following events shall have occurred and be continuing: (a) receipt of any request by the Commission or any other Governmental Entity for any additional information relating to the Initial Registration Statement, the Prospectus contained therein or any Prospectus Supplement thereto, or for any amendment of or supplement to the Initial Registration Statement, the Prospectus contained therein or any Prospectus Supplement thereto; (b) the issuance by the Commission or any other Governmental Entity of any stop order suspending the effectiveness of the Initial Registration Statement or prohibiting or suspending the use of the Prospectus contained therein or any Prospectus Supplement thereto, or of the suspension of qualification or exemption from qualification of the Securities for offering or sale in any jurisdiction, or the initiation or contemplated initiation of any proceeding for such purpose; (c) the objection of FINRA to the terms of the transactions contemplated by the Transaction Documents or (d) the occurrence of any event or the existence of any condition or state of facts, which makes any statement of a material fact made in the Initial Registration Statement, the Prospectus contained therein or any Prospectus Supplement thereto untrue or which requires the making of any additions to or changes to the statements then made in the Initial Registration Statement, the Prospectus contained therein or any Prospectus Supplement thereto in order to state a material fact required by the Securities Act to be stated therein or necessary in order to make the statements then made therein (in the case of the Prospectus or any Prospectus Supplement, in light of the circumstances under which they were made) not misleading, or which requires an amendment to the Initial Registration Statement or a supplement to the Prospectus contained therein or any Prospectus Supplement thereto to comply with the Securities Act, or any other applicable law. The Company shall have no Knowledge of any event that could reasonably be expected to have the effect of causing the suspension of the effectiveness of the Initial Registration Statement or the prohibition or suspension of the use of the Prospectus contained therein or any Prospectus Supplement thereto in connection with the resale of the Registrable Securities by the Investor.

(v) Other Commission Filings. The Current Report shall have been filed with the Commission as required pursuant to Section 2.3. The final Prospectus included in the Initial Registration Statement shall have been filed with the Commission prior to Commencement in accordance with Section 2.3 and the Registration Rights Agreement. All reports, schedules, registrations, forms, statements, information and other documents required to have been filed by the Company with the Commission pursuant to the reporting requirements of the Exchange Act, including all material required to have been filed pursuant to Section 13(a) or 15(d) of the Exchange Act, prior to Commencement shall have been filed with the Commission.

(vi) No Suspension of Trading in or Notice of Delisting of Common Stock. Trading in the Common Stock shall not have been suspended by the Commission, the Trading Market or FINRA (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Commencement Date), the Company shall not have received any final and non-appealable notice that the listing or quotation of the Common Stock on the Trading Market shall be terminated on a date certain (unless, prior to such date certain, the Common Stock is listed or quoted on any other Eligible Market), nor shall there have been imposed any suspension of, or restriction on, accepting additional deposits of the Common Stock, electronic trading or book-entry services by DTC with respect to the Common Stock that is continuing, the Company shall not have received any notice from DTC to the effect that a suspension of, or restriction on, accepting additional deposits of the Common Stock, electronic trading or book-entry services by DTC with respect to the Common Stock is being imposed or is contemplated (unless, prior to such suspension or restriction, DTC shall have notified the Company in writing that DTC has determined not to impose any such suspension or restriction).

(vii) Compliance with Laws. The Company shall have complied with all applicable federal, state and local governmental laws, rules, regulations and ordinances in connection with the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby, including, without limitation, the Company shall have obtained all permits and qualifications required by any applicable state securities or “Blue Sky” laws for the offer and sale of the Securities by the Company to the Investor and the subsequent resale of the Registrable Securities by the Investor (or shall have the availability of exemptions therefrom).

(viii) No Injunction. No statute, regulation or Order shall have been enacted, entered, promulgated, threatened or endorsed by any court or Governmental Entity of competent jurisdiction which prohibits the consummation of or which would materially modify or delay any of the transactions contemplated by the Transaction Documents.

(ix) No Proceedings or Litigation. No action, suit or proceeding before any arbitrator or any court or Governmental Entity shall have been commenced, and no inquiry or investigation by any Governmental Entity shall have been commenced, against the Company, or any of the officers, directors or Affiliates of the Company, seeking to restrain, prevent or change the transactions contemplated by the Transaction Documents, or seeking material damages in connection with such transactions.

(x) Listing of Securities. All of the Securities that have been and may be issued pursuant to this Agreement shall have been approved for listing or quotation on the Trading Market (or on an Eligible Market) as of the Commencement Date, subject only to notice of issuance.

(xi) No Material Adverse Effect. No condition, occurrence, state of facts or event constituting a Material Adverse Effect shall have occurred and be continuing.

(xii) No Bankruptcy Proceedings. No Person shall have commenced a proceeding against the Company pursuant to or within the meaning of any Bankruptcy Law. The Company shall not have, pursuant to or within the meaning of any Bankruptcy Law, (a) commenced a voluntary case, (b) consented to the entry of an Order for relief against it in an involuntary case, (c) consented to the appointment of a Custodian of the Company or for all or substantially all of its property, or (d) made a general assignment for the benefit of its creditors. A court of competent jurisdiction shall not have entered an Order or decree under any Bankruptcy Law that (I) is for relief against the Company in an involuntary case, (II) appoints a Custodian of the Company or for all or substantially all of its property, or (III) orders the liquidation of the Company.

(xiii) Commitment Shares Issued as DWAC Shares. The Company shall have caused the Company’s transfer agent to credit the Investor’s or its designee’s account at DTC as DWAC Shares such number of shares of Common Stock equal to the number of Commitment Shares issued to the Investor pursuant to Section 10.1(ii)(a) hereof, in accordance with Section 10.1(iv) hereof.

(xiv) Delivery of Commencement Irrevocable Transfer Agent Instructions and Notice of Effectiveness. The Commencement Irrevocable Transfer Agent Instructions shall have been executed by the Company and delivered to acknowledged in writing by the Company’s transfer agent, and the Notice of Effectiveness relating to the Initial Registration Statement shall have been executed by the Company’s outside counsel and delivered to the Company’s transfer agent, in each case directing such transfer agent to issue to the Investor or its designated Broker-Dealer all of the Commitment Shares and all of the Shares included in the Initial Registration Statement as DWAC Shares in accordance with this Agreement and the Registration Rights Agreement.

(xv) Reservation of Shares. As of the Commencement Date, the Company shall have reserved out of its authorized and unissued Common Stock, 3,209,360 shares of Common Stock solely for the purpose of issuing Shares pursuant to VWAP Purchases and Intraday VWAP Purchases that may be effected by the Company, in its sole discretion, from and after the Commencement Date under this Agreement.

(xvi) Opinions and Negative Assurances of Company Counsel. On the Commencement Date, the Investor shall have received the opinions and negative assurances from outside counsel to the Company, dated the Commencement Date, in the forms mutually agreed to by the Company and the Investor prior to the date of this Agreement.

(xvii) Initial Comfort Letter of Company Auditor. On the Commencement Date, the Investor shall have received from the Accountant, or a successor independent registered public accounting firm for the Company (as applicable), a letter dated the Commencement Date and addressed to the Investor, in substantially the form, scope and substance mutually agreed to by the Company and the Investor at least one (1) Trading Day prior to the date on which the Initial Registration Statement is first filed with the Commission, stating the conclusions and findings of such firm with respect to the audited and unaudited financial statements and certain financial information contained or incorporated by reference in the Registration Statement and the Prospectus (as supplemented by any Prospectus Supplement filed with the Commission on or prior to the Commencement Date), and certain other matters customarily covered by auditor “comfort letters” (the “Initial Comfort Letter”).

(xviii) CFO Certificate. On the Commencement Date, the Investor shall have received from the Company, a certificate of the Chief Financial Officer dated the Commencement Date, in the form mutually agreed to by the Company and the Investor prior to the date of this Agreement.

(xix) FINRA No Objections. Prior to the Commencement Date, FINRA’s Corporate Financing Department shall have confirmed in writing that it has determined not to raise any objection with respect to the fairness and reasonableness of the terms and arrangements of the transactions contemplated by the Transaction Documents.

Section 7.3. Conditions Precedent to Purchases after Commencement Date. The right of the Company to deliver VWAP Purchase Notices and Intraday VWAP Purchase Notices under this Agreement after the Commencement Date, and the obligation of the Investor to accept VWAP Purchase Notices and Intraday VWAP Purchase Notices timely delivered to the Investor by the Company under this Agreement after the Commencement Date, are subject to the satisfaction of each of the conditions set forth in this Section 7.3, (X) with respect to a VWAP Purchase Notice for a VWAP Purchase that is timely delivered by the Company to the Investor in accordance with this Agreement, as of the VWAP Purchase Commencement Time of the applicable VWAP Purchase Period for such VWAP Purchase to be effected pursuant to such VWAP Purchase Notice and (Y) with respect to an Intraday VWAP Purchase Notice for an Intraday VWAP Purchase that is timely delivered by the Company to the Investor in accordance with this Agreement, as of the Intraday VWAP Purchase Commencement Time of the applicable Intraday VWAP Purchase Period for such Intraday VWAP Purchase to be effected pursuant to such Intraday VWAP Purchase Notice (each such VWAP Purchase Commencement Time (with respect to a VWAP Purchase Notice) and each such Intraday VWAP Purchase Commencement Time (with respect to an Intraday VWAP Purchase Notice), at which time all such conditions must be satisfied, a “Purchase Condition Satisfaction Time”).

(i) Satisfaction of Certain Prior Conditions. Each of the conditions set forth in subsections (i), (ii), and (vii) through (xiv) set forth in Section 7.2 shall be satisfied at the applicable Purchase Condition Satisfaction Time after the Commencement Date (with the terms “Commencement” and “Commencement Date” in the conditions set forth in subsections (i) and (ii) of Section 7.2 replaced with “applicable Purchase Condition Satisfaction Time”); provided, however, that the Company shall not be required to deliver the Compliance Certificate after the Commencement Date, except as provided in Section 6.17 and Section 7.3(x).

(ii) Initial Registration Statement Effective. The Initial Registration Statement covering the resale by the Investor of the Registrable Securities included therein filed by the Company with the Commission pursuant to Section 2(a) of the Registration Rights Agreement, and any post-effective amendment thereto required to be filed by the Company with the Commission after the Commencement Date and prior to the applicable Purchase Date pursuant to the Registration Rights Agreement, in each case shall have been declared effective under the Securities Act by the Commission and shall remain effective for the applicable Registration Period, and the Investor shall be permitted to utilize the Prospectus therein, and any Prospectus Supplement thereto, to resell (a) all of the Commitment Shares, (b) all of the Shares included in the Initial Registration Statement, and any post-effective amendment thereto, that have been issued and sold to the Investor hereunder pursuant to all VWAP Purchase Notices and Intraday VWAP Purchase Notices (as applicable) delivered by the Company to the Investor prior to such applicable Purchase Date and (c) all of the Shares included in the Initial Registration Statement, and any post-effective amendment thereto, that are issuable pursuant to the applicable VWAP Purchase Notice or Intraday VWAP Purchase Notice (as applicable) delivered by the Company to the Investor with respect to a VWAP Purchase or an Intraday VWAP Purchase (as applicable) to be effected hereunder on such applicable Purchase Date.

(iii) Any Required New Registration Statement Effective. Any New Registration Statement covering the resale by the Investor of the Registrable Securities included therein, and any post-effective amendment thereto, required to be filed by the Company with the Commission pursuant to the Registration Rights Agreement after the Commencement Date and prior to the applicable Purchase Date for such VWAP Purchase or Intraday VWAP Purchase (as applicable), in each case shall have been declared effective under the Securities Act by the Commission and shall remain effective for the applicable Registration Period, and the Investor shall be permitted to utilize the Prospectus therein, and any Prospectus Supplement thereto, to resell (a) all of the Commitment Shares (if any) included in such New Registration Statement, and any post-effective amendment thereto, (b) all of the Shares included in such New Registration Statement, and any post-effective amendment thereto, that have been issued and sold to the Investor hereunder pursuant to all VWAP Purchase Notices and Intraday VWAP Purchase Notices (as applicable) delivered by the Company to the Investor prior to such applicable Purchase Date and (c) all of the Shares included in such new Registration Statement, and any post-effective amendment thereto, that are issuable pursuant to the applicable VWAP Purchase Notice or Intraday VWAP Purchase Notice (as applicable) delivered by the Company to the Investor with respect to a VWAP Purchase or an Intraday VWAP Purchase (as applicable) to be effected hereunder on such applicable Purchase Date.

(iv) Delivery of Subsequent Irrevocable Transfer Agent Instructions and Notice of Effectiveness. With respect to any post-effective amendment to the Initial Registration Statement, any New Registration Statement or any post-effective amendment to any New Registration Statement, in each case declared effective by the Commission after the Commencement Date, the Company shall have delivered or caused to be delivered to the Company’s transfer agent (a) irrevocable instructions in the form substantially similar to the Commencement Irrevocable Transfer Agent Instructions executed by the Company and acknowledged in writing by its transfer agent and (b) the Notice of Effectiveness, in each case modified as necessary to refer to such Registration Statement or post-effective amendment and the Registrable Securities included therein, to issue the Registrable Securities included therein as DWAC Shares in accordance with the terms of this Agreement and the Registration Rights Agreement.

(v) No Material Notices. None of the following events shall have occurred and be continuing: (a) receipt of any request by the Commission or any other Governmental Entity for any additional information relating to the Initial Registration Statement or any post-effective amendment thereto, any New Registration Statement or any post-effective amendment thereto, or the Prospectus contained in any of the foregoing or any Prospectus Supplement thereto, or for any amendment of or supplement to the Initial Registration Statement or any post-effective amendment thereto, any New Registration Statement or any post-effective amendment thereto, or the Prospectus contained in any of the foregoing or any Prospectus Supplement thereto; (b) the issuance by the Commission or any other Governmental Entity of any stop order suspending the effectiveness of the Initial Registration Statement or any post-effective amendment thereto, any New Registration Statement or any post-effective amendment thereto, or prohibiting or suspending the use of the Prospectus contained in any of the foregoing or any Prospectus Supplement thereto, or of the suspension of qualification or exemption from qualification of the Securities for offering or sale in any jurisdiction, or the initiation or contemplated initiation of any proceeding for such purpose; (c) the objection of FINRA to the terms of the transactions contemplated by the Transaction Documents or (d) the occurrence of any event or the existence of any condition or state of facts, which makes any statement of a material fact made in the Initial Registration Statement or any post-effective amendment thereto, any New Registration Statement or any post-effective amendment thereto, or the Prospectus contained in any of the foregoing or any Prospectus Supplement thereto untrue or which requires the making of any additions to or changes to the statements then made in the Initial Registration Statement or any post-effective amendment thereto, any New Registration Statement or any post-effective amendment thereto, or the Prospectus contained in any of the foregoing or any Prospectus Supplement thereto in order to state a material fact required by the Securities Act to be stated therein or necessary in order to make the statements then made therein (in the case of the Prospectus or any Prospectus Supplement, in light of the circumstances under which they were made) not misleading, or which requires an amendment to the Initial Registration Statement or any post-effective amendment thereto, any New Registration Statement or any post-effective amendment thereto, or the Prospectus contained in any of the foregoing or any Prospectus Supplement thereto to comply with the Securities Act, or any other applicable law (other than the transactions contemplated by the applicable VWAP Purchase Notice delivered by the Company to the Investor with respect to a VWAP Purchase, or the applicable Intraday VWAP Purchase Notice delivered by the Company to the Investor with respect to an Intraday VWAP Purchase (as applicable) to be effected hereunder on such applicable Purchase Date and the settlement thereof). The Company shall have no Knowledge of any event that could reasonably be expected to have the effect of causing the suspension of the effectiveness of the Initial Registration Statement or any post-effective amendment thereto, any New Registration Statement or any post-effective amendment thereto, or the prohibition or suspension of the use of the Prospectus contained in any of the foregoing or any Prospectus Supplement thereto in connection with the resale of the Registrable Securities by the Investor.

(vi) Other Commission Filings. The final Prospectus included in any post-effective amendment to the Initial Registration Statement, and any Prospectus Supplement thereto, required to be filed by the Company with the Commission pursuant to Section 2.3 and the Registration Rights Agreement after the Commencement Date and prior to the applicable Purchase Date for such VWAP Purchase or such Intraday VWAP Purchase (as applicable), shall have been filed with the Commission in accordance with Section 2.3 and the Registration Rights Agreement. The final Prospectus included in any New Registration Statement and in any post-effective amendment thereto, and any Prospectus Supplement thereto, required to be filed by the Company with the Commission pursuant to Section 2.3 and the Registration Rights Agreement after the Commencement Date and prior to the applicable Purchase Date for such VWAP Purchase or such Intraday VWAP Purchase (as applicable), shall have been filed with the Commission in accordance with Section 2.3 and the Registration Rights Agreement. All reports, schedules, registrations, forms, statements, information and other documents required to have been filed by the Company with the Commission pursuant to the reporting requirements of the Exchange Act, including all material required to have been filed pursuant to Section 13(a) or 15(d) of the Exchange Act, after the Commencement Date and prior to the applicable Purchase Date for such VWAP Purchase or such Intraday VWAP Purchase (as applicable), shall have been filed with the Commission and, if any Registrable Securities are covered by a Registration Statement on Form S-3, such filings shall have been made within the applicable time period prescribed for such filing under the Exchange Act.

(vii) No Suspension of Trading in or Notice of Delisting of Common Stock. Trading in the Common Stock shall not have been suspended by the Commission, the Trading Market (or Eligible Market, as applicable) or FINRA (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the applicable Purchase Date for such VWAP Purchase or such Intraday VWAP Purchase (as applicable)), the Company shall not have received any final and non-appealable notice that the listing or quotation of the Common Stock on the Trading Market (or Eligible Market, as applicable) shall be terminated on a date certain (unless, prior to such date certain, the Common Stock is listed or quoted on any other Eligible Market), nor shall there have been imposed any suspension of, or restriction on, accepting additional deposits of the Common Stock, electronic trading or book-entry services by DTC with respect to the Common Stock that is continuing, the Company shall not have received any notice from DTC to the effect that a suspension of, or restriction on, accepting additional deposits of the Common Stock, electronic trading or book-entry services by DTC with respect to the Common Stock is being imposed or is contemplated (unless, prior to such suspension or restriction, DTC shall have notified the Company in writing that DTC has determined not to impose any such suspension or restriction).

(viii) Certain Limitations. The issuance and sale of the Shares issuable pursuant to the applicable VWAP Purchase Notice or the applicable Intraday VWAP Purchase Notice (as applicable) shall not (a) exceed, in the case of a VWAP Purchase Notice, the VWAP Purchase Maximum Amount applicable to such VWAP Purchase Notice or, in the case of an Intraday VWAP Purchase Notice, the Intraday VWAP Purchase Maximum Amount applicable to such Intraday VWAP Purchase Notice, (b) cause the aggregate number of shares of Common Stock issued pursuant to this Agreement to exceed the Aggregate Limit, (c) cause the Investor to beneficially own (under Section 13(d) of the Exchange Act and Rule 13d-3 promulgated thereunder) shares of Common Stock in excess of the Beneficial Ownership Limitation, or (d) if and to the extent the Exchange Cap is then applicable under Section 3.4, cause the aggregate number of shares of Common Stock issued pursuant to this Agreement to exceed the Exchange Cap, unless in the case of this clause (d), the Company’s stockholders have theretofore approved the issuance of such shares of Common Stock in excess of the Exchange Cap in accordance with the applicable rules of the Trading Market.

(ix) Shares Authorized and Delivered. All of the Shares issuable pursuant to the applicable VWAP Purchase Notice or Intraday VWAP Purchase Notice (as applicable) shall have been duly authorized by all necessary corporate action of the Company. All Shares relating to all prior VWAP Purchase Notices and all prior Intraday VWAP Purchase Notices required to have been received by the Investor as DWAC Shares under this Agreement prior to the applicable Purchase Condition Satisfaction Time for the applicable VWAP Purchase or Intraday VWAP Purchase (as applicable) shall have been delivered to the Investor as DWAC Shares in accordance with this Agreement.

(x) Bring-Down Negative Assurance Letters; Bring-Down Comfort Letters; Bring-Down CFO Certificates; and Compliance Certificates. The Investor shall have received (a) all Bring-Down Negative Assurance Letters from outside counsel to the Company, which the Company was obligated to instruct its outside counsel to deliver to the Investor prior to the applicable Purchase Condition Satisfaction Time for the applicable VWAP Purchase or Intraday VWAP Purchase (as applicable), (b) all Bring-Down Comfort Letters from the Accountant, or a successor independent registered public accounting firm for the Company (as applicable), which the Company was obligated to instruct such firm to deliver to the Investor prior to the applicable Purchase Condition Satisfaction Time for the applicable VWAP Purchase or Intraday VWAP Purchase (as applicable), (c) all Bring-Down CFO Certificates from the Company, which the Company was obligated to deliver to the Investor prior to the applicable Purchase Condition Satisfaction Time for the applicable VWAP Purchase or Intraday VWAP Purchase (as applicable), and (d) all Compliance Certificates from the Company that the Company was obligated to deliver to the Investor prior to the applicable Purchase Condition Satisfaction Time for the applicable VWAP Purchase or Intraday VWAP Purchase (as applicable), in each case in accordance with Section 6.17.

(xi) Payment of Cash Make-Whole Payment, Additional Investor Expense Reimbursement and Cash Commitment Fee. The Company shall have paid, by wire transfer of immediately available funds to an account designated by the Investor, (a) all or such portion of the Cash Make-Whole Payment (as applicable and required pursuant to Section 10.1(ii)(c)) that the Company was obligated to pay to the Investor prior to the applicable Purchase Condition Satisfaction Time for the applicable VWAP Purchase or Intraday VWAP Purchase (as applicable) in accordance with Section 10.1(ii)(c), which Cash Make-Whole Payment shall be fully earned and non-refundable as of the date such Cash Make-Whole Payment is made by the Company to the Investor (as applicable), regardless of whether any additional VWAP Purchases or Intraday VWAP Purchases are made or settled hereunder or any subsequent termination of this Agreement, and (b) all Additional Investor Expense Reimbursement payments that the Company was obligated to pay to the Investor prior to the applicable Purchase Condition Satisfaction Time for the applicable VWAP Purchase or Intraday VWAP Purchase (as applicable) in accordance with Section 10.1(i), each of which Additional Investor Expense Reimbursement payments shall be fully earned and non-refundable as of the date such payments are made by the Company to the Investor, regardless of whether any additional VWAP Purchases or Intraday VWAP Purchases are made or settled hereunder or any subsequent termination of this Agreement. Prior to the applicable Purchase Condition Satisfaction Time for any VWAP Purchase or any Intraday VWAP Purchase occurring after the date on which the first VWAP Purchase effected by the Company pursuant to this Agreement is fully settled in accordance with Section 3.3 (or, if the Company effects an Intraday VWAP Purchase prior to the first VWAP Purchase effected pursuant to this Agreement, the date on which the first Intraday VWAP Purchase effected by the Company pursuant to this Agreement is fully settled in accordance with Section 3.3), the Cash Commitment Fee shall have been paid to the Investor in the manner, at such time and otherwise pursuant to and in accordance with Section 10.1(ii)(b). For the avoidance of doubt, the Cash Commitment Fee shall be fully earned by the Investor as of the Closing Date and shall be non-refundable as of the date such Cash Commitment Fee is paid to the Investor as set forth in Section 10.1(ii)(b), regardless of whether any additional VWAP Purchases or Intraday VWAP Purchases are made or settled hereunder or any subsequent termination of this Agreement.

Article VIII
TERMINATION

Section 8.1. Automatic Termination. Unless earlier terminated as provided hereunder, this Agreement shall terminate automatically on the earliest to occur of (i) the first day of the month next following the 24-month anniversary of the Commencement Date, (ii) the date on which the Investor shall have purchased from the Company, pursuant to all VWAP Purchases and Intraday VWAP Purchases that have occurred and fully settled pursuant to this Agreement, an aggregate number of Shares for a total aggregate gross purchase price to the Company equal to the Total Commitment, (iii) the date on which the Common Stock shall have failed to be listed or quoted on the Trading Market or any Eligible Market for a period of one (1) Trading Day, (iv) the thirtieth (30th) Trading Day next following the date on which, pursuant to or within the meaning of any Bankruptcy Law, the Company commences a voluntary case or any Person commences a proceeding against the Company, in each case that is not discharged or dismissed prior to such thirtieth (30th) Trading Day, and (v) the date on which, pursuant to or within the meaning of any Bankruptcy Law, a Custodian is appointed for the Company or for all or substantially all of its property, or the Company makes a general assignment for the benefit of its creditors.

Section 8.2. Other Termination. Subject to Section 8.3, the Company may terminate this Agreement after the Commencement Date effective upon ten (10) Trading Days’ prior written notice to the Investor in accordance with Section 10.4; provided, however, that (i) the Company shall have (A) issued all of the Commitment Shares required to be issued to the Investor, paid the Cash Commitment Fee required to be paid to the Investor (to the extent the full amount of the Cash Commitment Fee shall not theretofore have been withheld by the Investor from the total aggregate VWAP Purchase Price payable by the Investor to the Company in connection with the first VWAP Purchase (or the first Intraday VWAP Purchase, as applicable) effected by the Company pursuant to this Agreement), and paid all or such portion of the Cash Make-Whole Payment required to be paid to the Investor (as applicable), in each case pursuant to Section 10.1(ii) of this Agreement, and (B) paid the Initial Investor Expense Reimbursement and all Additional Investor Expense Reimbursement payments required to be paid to the Investor pursuant to Section 10.1(i) of this Agreement, in each case in this clause (i) prior to such termination, and (ii) prior to issuing any press release, or making any public statement or announcement, with respect to such termination, the Company shall consult with the Investor and its counsel on the form and substance of such press release or other disclosure. Subject to Section 8.3, this Agreement may be terminated at any time by the mutual written consent of the parties, effective as of the date of such mutual written consent unless otherwise provided in such written consent. Subject to Section 8.3, the Investor shall have the right to terminate this Agreement effective upon ten (10) Trading Days’ prior written notice to the Company in accordance with Section 10.4, if: (a) any condition, occurrence, state of facts or event constituting a Material Adverse Effect has occurred and is continuing; (b) a Fundamental Transaction shall have occurred; (c) the Initial Registration Statement and any New Registration Statement is not filed by the applicable Filing Deadline therefor or declared effective by the Commission by the applicable Effectiveness Deadline (as defined in the Registration Rights Agreement) therefor, or the Company is otherwise in breach or default in any material respect under any of the other provisions of the Registration Rights Agreement, and, if such failure, breach or default is capable of being cured, such failure, breach or default is not cured within ten (10) Trading Days after notice of such failure, breach or default is delivered to the Company pursuant to Section 10.4; (d) while a Registration Statement, or any post-effective amendment thereto, is required to be maintained effective pursuant to the terms of the Registration Rights Agreement and the Investor holds any Registrable Securities, the effectiveness of such Registration Statement, or any post-effective amendment thereto, lapses for any reason (including, without limitation, the issuance of a stop order by the Commission) or such Registration Statement or any post-effective amendment thereto, the Prospectus contained therein or any Prospectus Supplement thereto otherwise becomes unavailable to the Investor for the resale of all of the Registrable Securities included therein in accordance with the terms of the Registration Rights Agreement, and such lapse or unavailability continues for a period of forty-five (45) consecutive Trading Days or for more than an aggregate of ninety (90) Trading Days in any 365-day period, other than due to acts of the Investor; (e) trading in the Common Stock on the Trading Market (or if the Common Stock is then listed on an Eligible Market, trading in the Common Stock on such Eligible Market) shall have been suspended and such suspension continues for a period of five (5) consecutive Trading Days; or (f) the Company is in material breach or default of this Agreement, and, if such breach or default is capable of being cured, such breach or default is not cured within ten (10) Trading Days after notice of such breach or default is delivered to the Company pursuant to Section 10.4. Unless notification thereof is required elsewhere in this Agreement (in which case such notification shall be provided in accordance with such other provision), the Company shall promptly (but in no event later than twenty-four (24) hours) notify the Investor (and, if required under applicable law, including, without limitation, Regulation FD promulgated by the Commission, or under the applicable rules and regulations of the Trading Market (or Eligible Market, as applicable), the Company shall publicly disclose such information in accordance with Regulation FD and the applicable rules and regulations of the Trading Market (or Eligible Market, as applicable)) upon becoming aware of any of the events set forth in the immediately preceding sentence.

Section 8.3. Effect of Termination. In the event of termination by the Company or the Investor (other than by mutual termination) pursuant to Section 8.2, written notice thereof shall forthwith be given to the other party as provided in Section 10.4 and the transactions contemplated by this Agreement shall be terminated without further action by either party. If this Agreement is terminated as provided in Section 8.1 or Section 8.2, this Agreement shall become void and of no further force and effect, except that (i) the provisions of Article V (Representations, Warranties and Covenants of the Company), Article IX (Indemnification), Article X (Miscellaneous) and this Article VIII (Termination) shall remain in full force and effect indefinitely notwithstanding such termination, and, (ii) so long as the Investor owns any Securities, the covenants and agreements of the Company contained in Article VI (Additional Covenants) shall remain in full force and notwithstanding such termination for a period of six (6) months following such termination. Notwithstanding anything in this Agreement to the contrary, no termination of this Agreement by any party shall (i) become effective prior to the fifth (5th) Trading Day immediately following the settlement date related to any pending VWAP Purchase or any pending Intraday VWAP Purchase (as applicable) that has not been fully settled in accordance with the terms and conditions of this Agreement (it being hereby acknowledged and agreed that no termination of this Agreement shall limit, alter, modify, change or otherwise affect any of the Company’s or the Investor’s rights or obligations under the Transaction Documents with respect to any pending VWAP Purchase and any pending Intraday VWAP Purchase (as applicable), and that the parties shall fully perform their respective obligations with respect to any such pending VWAP Purchase and any pending Intraday VWAP Purchase under the Transaction Documents), (ii) limit, alter, modify, change or otherwise affect the Company’s or the Investor’s rights or obligations under the Registration Rights Agreement, all of which shall survive any such termination, (iii) affect any (A) Commitment Shares issued or issuable to the Investor pursuant to Section 10.1(ii)(a), all of which Commitment Shares shall be fully earned by the Investor as of the Closing Date, or (B) Cash Make-Whole Payment paid or payable to the Investor pursuant to Section 10.1(ii)(c), which Cash Make-Whole Payment shall be fully earned by the Investor and non-refundable as of the date such Cash Make-Whole Payment is made by the Company to the Investor (as applicable), in each case of this clause (iii) regardless of whether the Commencement shall have occurred, whether any VWAP Purchases or Intraday VWAP Purchases are made or settled hereunder or any subsequent termination of this Agreement, (iv) affect the Cash Commitment Fee payable to the Investor pursuant to Section 10.1(ii)(b), it being hereby acknowledged and agreed that the entire amount of the Cash Commitment Fee shall be fully earned by the Investor as of the Closing Date and shall be non-refundable as of the date such Cash Commitment Fee is paid to the Investor, in the manner, at such time and otherwise pursuant to and in accordance with Section 10.1(ii)(b), regardless of whether any additional VWAP Purchases or Intraday VWAP Purchases are made or settled hereunder or any subsequent termination of this Agreement, (v) affect the Initial Investor Expense Reimbursement payable or paid to the Investor, all of which Initial Investor Expense Reimbursement shall be fully earned by the Investor and non-refundable when paid on the Closing Date pursuant to Section 10.1(i), regardless of whether the Commencement shall have occurred, whether any VWAP Purchases or Intraday VWAP Purchases are made or settled hereunder or any subsequent termination of this Agreement, and (vi) affect any Additional Investor Expense Reimbursement payments payable or paid to the Investor, all of which Additional Investor Expense Reimbursement payments shall be fully earned by the Investor and non-refundable when paid by the Company to the Investor pursuant to Section 10.1(i), regardless of whether any additional VWAP Purchases or Intraday VWAP Purchases are made or settled hereunder or any subsequent termination of this Agreement. Nothing in this Section 8.3 shall be deemed to release the Company or the Investor from any liability for any breach or default under this Agreement or any of the other Transaction Documents to which it is a party, or to impair the rights of the Company and the Investor to compel specific performance by the other party of its obligations under the Transaction Documents to which it is a party.

Article IX
INDEMNIFICATION

Section 9.1. Indemnification of Investor. In consideration of the Investor’s execution and delivery of this Agreement and acquiring the Securities hereunder and in addition to all of the Company’s other obligations under the Transaction Documents to which it is a party, subject to the provisions of this Section 9.1, the Company shall indemnify and hold harmless the Investor, each of its directors, officers, stockholders, members, partners, employees, representatives, agents and advisors (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding the lack of such title or any other title), each Person, if any, who controls the Investor (within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act), and the respective directors, officers, stockholders, members, partners, employees, representatives, agents and advisors (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding the lack of such title or any other title) of such controlling Persons (each, an “Investor Party”), from and against all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses (including all judgments, amounts paid in settlement, court costs, reasonable and documented attorneys’ fees and costs of defense and investigation) (collectively, “Damages”) that any Investor Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement, the Registration Rights Agreement or in the other Transaction Documents to which it is a party or (b) any action, suit, claim or proceeding (including for these purposes a derivative action brought on behalf of the Company) instituted against such Investor Party arising out of or resulting from the execution, delivery, performance or enforcement of the Transaction Documents, other than claims for indemnification within the scope of Section 6 of the Registration Rights Agreement; provided, however, that (x) the foregoing indemnity shall not apply to any Damages to the extent, but only to the extent, that such Damages resulted directly and primarily from a breach of any of the Investor’s representations, warranties, covenants or agreements contained in this Agreement or the Registration Rights Agreement, and (y) the Company shall not be liable under subsection (b) of this Section 9.1 to the extent, but only to the extent, that a court of competent jurisdiction shall have determined by a final judgment (from which no further appeals are available) that such Damages resulted directly and primarily from any acts or failures to act, undertaken or omitted to be taken by such Investor Party through its fraud, bad faith, gross negligence, or willful or reckless misconduct.

The Company shall reimburse any Investor Party promptly upon demand (with accompanying presentation of sufficiently detailed documentary evidence) for all reasonable and documented legal and other costs and expenses incurred by such Investor Party in connection with (i) any action, suit, claim or proceeding, whether at law or in equity, to enforce compliance by the Company with any provision of the Transaction Documents or (ii) any other any action, suit, claim or proceeding, whether at law or in equity, with respect to which it is entitled to indemnification under this Section 9.1; provided that the Investor shall promptly reimburse the Company for all such legal and other costs and expenses to the extent a court of competent jurisdiction determines that any Investor Party was not entitled to such reimbursement.

An Investor Party’s right to indemnification or other remedies based upon the representations, warranties, covenants and agreements of the Company set forth in the Transaction Documents shall not in any way be affected by any investigation or knowledge of such Investor Party. Such representations, warranties, covenants and agreements shall not be affected or deemed waived by reason of the fact that an Investor Party knew or should have known that any representation or warranty might be inaccurate or that the Company failed to comply with any agreement or covenant. Any investigation by such Investor Party shall be for its own protection only and shall not affect or impair any right or remedy hereunder.

To the extent that the foregoing undertakings by the Company set forth in this Section 9.1 may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Damages which is permissible under applicable law.

Section 9.2. Indemnification Procedures. Promptly after an Investor Party receives notice of a claim or the commencement of an action for which the Investor Party intends to seek indemnification under Section 9.1, the Investor Party will notify the Company in writing of the claim or commencement of the action, suit or proceeding; provided, however, that failure to notify the Company will not relieve the Company from liability under Section 9.1, except to the extent it has been materially prejudiced by the failure to give notice. The Company will be entitled to participate in the defense of any claim, action, suit or proceeding as to which indemnification is being sought, and if the Company acknowledges in writing the obligation to indemnify the Investor Party against whom the claim or action is brought, the Company may (but will not be required to) assume the defense against the claim, action, suit or proceeding with counsel satisfactory to it. After the Company notifies the Investor Party that the Company wishes to assume the defense of a claim, action, suit or proceeding, the Company will not be liable for any further legal or other expenses incurred by the Investor Party in connection with the defense against the claim, action, suit or proceeding except that if, in the opinion of counsel to the Investor Party, it would be inappropriate under the applicable rules of professional responsibility for the same counsel to represent both the Company and such Investor Party. In such event, the Company will pay the reasonable and documented fees and expenses of no more than one separate counsel for all such Investor Parties promptly as such fees and expenses are incurred. Each Investor Party, as a condition to receiving indemnification as provided in Section 9.1, will cooperate in all reasonable respects with the Company in the defense of any action or claim as to which indemnification is sought. The Company will not be liable for any settlement of any action effected without its prior written consent, which consent shall not be unreasonably withheld, delayed or conditioned. The Company will not, without the prior written consent of the Investor Party, which consent shall not be unreasonably withheld, delayed or conditioned, effect any settlement of a pending or threatened action with respect to which an Investor Party is, or is informed that it may be, made a party and for which it would be entitled to indemnification, unless the settlement includes an unconditional release of the Investor Party from all liability and claims which are the subject matter of the pending or threatened action.

The remedies provided for in this Article IX are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Investor Party at law or in equity.

Article X
MISCELLANEOUS

Section 10.1. Certain Fees and Expenses; Commitment Fee; Commencement Irrevocable Transfer Agent Instructions.

(i) Certain Fees and Expenses. Each party shall bear its own fees and expenses related to the transactions contemplated by this Agreement; provided, however, that the Company, (1) on or prior to the Closing Date, shall have paid to the Investor, by wire transfer of immediately available funds to an account designated by the Investor prior to the date of this Agreement, in an amount of up to $75,000 as reimbursement for the reasonable and documented fees and disbursements of the Investor’s legal counsel incurred by the Investor prior to the Closing (the “Initial Investor Expense Reimbursement”), and (2) within ten (10) Business Days after each Representation Date (provided a Future Purchase Suspension is not then in effect), shall have paid to the Investor, by wire transfer of immediately available funds to an account designated by the Investor, an additional $5,000 per fiscal quarter as reimbursement for the reasonable fees and disbursements of the Investor’s legal counsel incurred by the Investor in connection with the Investor’s ongoing due diligence and review of deliverables subject to Section 6.17 (the “Additional Investor Expense Reimbursement”), in each case in connection with the transactions contemplated by this Agreement and the Registration Rights Agreement. For the avoidance of doubt, (1) the Initial Investor Expense Reimbursement shall be fully earned by the Investor and shall be non-refundable as of the Closing Date, regardless of whether the Commencement shall have occurred, any VWAP Purchases or Intraday VWAP Purchases are effected by the Company or settled hereunder or any subsequent termination of this Agreement and (2) each Additional Investor Expense Reimbursement payment shall be fully earned by the Investor and shall be non-refundable when paid in accordance with this Section 10.1(i), regardless of whether any additional VWAP Purchases or Intraday VWAP Purchases are effected by the Company or settled hereunder or any subsequent termination of this Agreement. The Company shall pay all U.S. federal, state and local stamp and other similar transfer and other taxes and duties levied in connection with issuance of the Securities pursuant hereto.

(ii) Commitment Fee. In consideration of for the Investor’s execution and delivery of this Agreement, the Company agrees to pay to the Investor a Commitment Fee of 1.75% of the Aggregate Commitment Amount, in the form of the Cash Commitment Fee and the Commitment Shares.

(a) Commitment Shares. In partial consideration for the Investor’s execution and delivery of this Agreement, concurrently with the execution and delivery of this Agreement on the Closing Date, the Company shall deliver irrevocable instructions to its transfer agent to issue to the Investor, not later than 4:00 p.m. (New York City time) on the second (2nd) Trading Day immediately following the Closing Date, one or more certificate(s) or book-entry statement(s) representing the Commitment Shares in the name of the Investor or its designee (in which case such designee name shall have been provided to the Company prior to the Closing Date). Such certificate or book-entry statement shall be delivered to the Investor by overnight courier at its address set forth in Section 10.4. For the avoidance of doubt, all of the Commitment Shares shall be fully earned as of the Closing Date, regardless of whether the Commencement shall have occurred, any VWAP Purchases or Intraday VWAP Purchases are effected by the Company or settled hereunder or any subsequent termination of this Agreement. Upon issuance pursuant to this Section 10.1(ii)(a), the Commitment Shares shall constitute “restricted securities” as such term is defined in Rule 144(a)(3) under the Securities Act and, subject to the provisions of subsection (iv) of this Section 10.1, the certificate or book-entry statement representing the Commitment Shares shall bear the restrictive legend set forth below in subsection (iii) of this Section 10.1. The Commitment Shares shall constitute Registrable Securities and shall be included in the Initial Registration Statement and any post-effective amendment thereto, and the Prospectus included therein, and, if necessary to register the resale thereof by the Investor under the Securities Act, in any New Registration Statement and any post-effective amendment thereto, and the Prospectus included therein, in each case in accordance with this Agreement and the Registration Rights Agreement.

(b) Cash Commitment Fee. In partial consideration for the Investor’s execution and delivery of this Agreement, the Company shall pay to the Investor the Cash Commitment Fee in the manner, at such time and otherwise as set forth in this Section 10.1(ii)(b). As set forth in Section 3.3, on the settlement date of first VWAP Purchase effected by the Company pursuant to this Agreement, or, if the Company effects an Intraday VWAP Purchase prior to the first VWAP Purchase effected pursuant to this Agreement, on the settlement date of the first Intraday VWAP Purchase effected by the Company pursuant to this Agreement, the Investor shall withhold an amount in cash equal to the Cash Commitment Fee from the total aggregate VWAP Purchase Price payable by the Investor to the Company in connection with such first VWAP Purchase effected by the Company pursuant to this Agreement, or, if the Company effects an Intraday VWAP Purchase prior to the first VWAP Purchase effected pursuant to this Agreement, then the Investor shall withhold an amount in cash equal to the Cash Commitment Fee from the total aggregate Intraday VWAP Purchase Price payable by the Investor to the Company in connection with such first Intraday VWAP Purchase effected by the Company pursuant to this Agreement, without duplication, as payment by the Company to the Investor of the Cash Commitment Fee pursuant to this Section 10.1(ii)(b), and upon such withholding by the Investor of such cash amount equal to the Cash Commitment Fee from such total aggregate VWAP Purchase Price or from such total aggregate Intraday VWAP Purchase Price, as applicable, payable by the Investor to the Company pursuant to this Agreement, the Investor shall not withhold any additional cash amounts from the total aggregate purchase prices payable by the Investor to the Company in connection with any VWAP Purchase or Intraday VWAP Purchase effected pursuant to this Agreement. For the avoidance of doubt, (x) the Cash Commitment Fee shall be fully earned by the Investor as of the Closing Date and shall be non-refundable when withheld by the Investor (or when paid by the Company to the Investor, as applicable) in accordance with Section 3.3 and this Section 10.1(ii)(b), regardless of whether any additional VWAP Purchases or Intraday VWAP Purchases are effected by the Company or settled hereunder or any subsequent termination of this Agreement, and (y) in the event that the Commencement shall not occur under this Agreement or, if the Commencement shall occur, in the event that no VWAP Purchase or Intraday VWAP Purchase is effected pursuant to this Agreement prior to the termination of this Agreement pursuant to Article VIII, then, in either case, upon the termination of this Agreement pursuant to Article VIII, the Company shall pay the Cash Commitment Fee to the Investor, by wire transfer of immediately available funds to an account designated by the Investor, not later than 5:00 p.m., New York City time, on the third (3rd) the Trading Day immediately following the date of termination of this Agreement pursuant to Article VIII.

(c) Cash Make-Whole Payment. In addition to the issuance of the Commitment Shares to the Investor pursuant to Section 10.1(ii)(a) above and the payment of the Cash Commitment Fee to the Investor pursuant to Section 10.1(ii)(b) above, if, after the resale of all Commitment Shares by the Investor after the Commencement Date, the aggregate amount of cash proceeds from the resale of all of the Commitment Shares by the Investor is less than $100,000, then, the Company shall promptly upon the Investor’s presentation to the Company of an invoice and reasonable supporting documentation (but in no event later than two (2) Trading Days thereafter), and as directed by the Investor in writing to the Company, pay to the Investor, in cash, the difference between (i) $100,000 and (ii) the aggregate amount of the net proceeds received by the Investor from the resale of all of the Commitment Shares by the Investor (such cash payment, the “Cash Make-Whole Payment”). If, after the Commencement Date, (A) any Commitment Shares have not been resold by the Investor prior to the earliest of (1) the effective date of any termination of this Agreement by the Company or the Investor in accordance with Article VIII of this Agreement, (2) the 121st calendar day immediately following the Effective Date of the Initial Registration Statement filed by the Company with the Commission pursuant to this Agreement and the Registration Rights Agreement, (3) the calendar day immediately following the date on which the effectiveness of the Initial Registration Statement lapses for any reason (including due to the issuance of a stop order by the Commission), or the Initial Registration Statement or Prospectus relating thereto otherwise becomes unavailable to the Investor for the resale of all of the Commitment Shares included therein for any reason, and (4) such time that the Common Stock has not traded on the Trading Market (or, if the Common Stock is then listed on an Eligible Market, on such Eligible Market) for greater than three (3) Trading Days, whether due to a de-listing of the Common Stock from the Trading Market (or, from such Eligible Market, as applicable), or due to a complete cessation of trading on the Trading Market (or, on such Eligible Market, as applicable), in each case other than due to the Investor’s material breach of its obligations under this Agreement, and (B) the aggregate amount of cash proceeds from the resale of all Commitment Shares that have been resold by the Investor prior to such earliest date in clause (A) of this sentence (if any) is less than $100,000, then, the Company shall promptly upon the Investor’s presentation to the Company of an invoice and reasonable supporting documentation (but in no event later than two (2) Trading Days thereafter), and as directed by the Investor in writing to the Company, pay to the Investor, in cash, the Cash Make-Whole Payment and, upon the Investor’s receipt of such Cash Make-Whole Payment, the Investor shall promptly (but in no event later than two (2) Trading Days thereafter) return to the Company for cancellation all of the Commitment Shares then held by the Investor that have not been resold by the Investor prior to such earliest time. If, for any reason whatsoever, other than due to the Investor’s material breach of its obligations under the Purchase Agreement or the Registration Rights Agreement (and irrespective of whether or not the Company is in compliance with its obligations under the Registration Rights Agreement), (I) either (a) the Initial Registration Statement shall not have been filed by the Company with and declared effective by the Commission prior to the 181st calendar day immediately following the Closing Date or (b) the Commencement shall not have occurred prior to the 181st calendar day immediately following the Closing Date, and (II) none of the Commitment Shares that were issued to the Investor pursuant to Section 10.1(ii)(a) of this Agreement shall have been resold by the Investor prior to such 181st calendar day immediately following the Closing Date, then, the Company shall promptly upon the Investor’s presentation to the Company of an invoice and reasonable supporting documentation (but in no event later than two (2) Trading Days thereafter), and as directed by the Investor in writing to the Company, pay to the Investor, in cash, the Cash Make-Whole Payment and, upon the Investor’s receipt of such Cash Make-Whole Payment, the Investor shall promptly (but in no event later than two (2) Trading Days thereafter) return to the Company for cancellation all of the Commitment Shares that were issued to the Investor pursuant to Section 10.1(ii)(a) of this Agreement that have not been resold by the Investor prior to such 181st calendar day immediately following the Closing Date. The Investor and the Company acknowledge and agree that the Cash Make-Whole Payment shall not be payable by the Company to the Investor if, after the Commencement, the aggregate amount of cash proceeds from the resale by the Investor of Commitment Shares is equal to or greater than $100,000. For the avoidance of doubt, the Cash Make-Whole Payment shall be fully earned and non-refundable as of the date such Cash Make-Whole Payment is made by the Company to the Investor pursuant to this Section 10.1(ii)(c), as applicable, regardless of whether the Commencement shall have occurred, whether any VWAP Purchases or Intraday VWAP Purchases are made or settled hereunder or any subsequent termination of this Agreement.

(iii) Legends. The certificate(s) or book-entry statement(s) representing the Commitment Shares issued prior to the Effective Date of the Initial Registration Statement, except as set forth below, shall bear a restrictive legend in substantially the following form (and stop transfer instructions may be placed against transfer of the Commitment Shares):

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, UNLESS SOLD PURSUANT TO: (1) RULE 144 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (2) AN OPINION OF COUNSEL, IN A CUSTOMARY FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS.

Notwithstanding the foregoing and for the avoidance of doubt, all Shares to be issued in respect of each VWAP Purchase Notice and all Shares to be issued in respect of each Intraday VWAP Purchase Notice delivered to the Investor pursuant to this Agreement, in each case shall be issued to the Investor in accordance with Section 3.3 by crediting the Investor’s or its designees’ account at DTC as DWAC Shares, and the Company shall not take any action or give instructions to any transfer agent of the Company otherwise.

(iv) Irrevocable Transfer Agent Instructions; Notice of Effectiveness. On the earlier of (a) the Commencement Date and (b) such time that the Investor shall request, provided all conditions of Rule 144 are met, the Company shall, no later than two (2) Trading Days following the delivery by the Investor to the Company or its transfer agent of one or more legended certificates or book-entry statements representing the Commitment Shares issued to the Investor pursuant to Section 10.1(ii)(a) (which certificates or book-entry statements the Investor shall promptly deliver on or prior to the first to occur of the events described in clauses (a) and (b) of this sentence), cause the Company’s transfer agent to credit the Investor’s or its designee’s account at DTC as DWAC Shares such number of shares of Common Stock equal to the number of Commitment Shares issued to the Investor pursuant to Section 10.1(ii)(a). The Company shall take all actions to carry out the intent and accomplish the purposes of the immediately preceding sentence, including, without limitation, delivering all such legal opinions, consents, certificates, resolutions and instructions to its transfer agent, and any successor transfer agent of the Company, as may be requested from time to time by the Investor or necessary or desirable to carry out the intent and accomplish the purposes of the immediately preceding sentence. On the Effective Date of the Initial Registration Statement and prior to Commencement, the Company shall deliver or cause to be delivered to its transfer agent (and thereafter, shall deliver or cause to be delivered to any subsequent transfer agent of the Company), (i) irrevocable instructions executed by the Company and acknowledged in writing by the Company’s transfer agent (the “Commencement Irrevocable Transfer Agent Instructions”), together with a written notification from the Company’s outside counsel advising the transfer agent the Initial Registration Statement has been declared effective by the Commission (the “Notice of Effectiveness”), directing the Company’s transfer agent to issue to the Investor or its designee all of the Commitment Shares and the Shares included in the Initial Registration Statement as DWAC Shares in accordance with this Agreement and the Registration Rights Agreement. With respect to any post-effective amendment to the Initial Registration Statement, any New Registration Statement or any post-effective amendment to any New Registration Statement, in each case declared effective by the Commission after the Commencement Date, the Company shall deliver or cause to be delivered to its transfer agent (and thereafter, shall deliver or cause to be delivered to any subsequent transfer agent of the Company) (i) irrevocable instructions in the form substantially similar to the Commencement Irrevocable Transfer Agent Instructions executed by the Company and acknowledged in writing by the Company’s transfer agent and (ii) the Notice of Effectiveness, in each case modified as necessary to refer to such Registration Statement or post-effective amendment and the Registrable Securities included therein, to issue the Registrable Securities included therein as DWAC Shares in accordance with the terms of this Agreement and the Registration Rights Agreement. For the avoidance of doubt, all Shares and Commitment Shares to be issued and delivered from and after Commencement to or for the benefit of the Investor pursuant to this Agreement shall be issued and delivered to the Investor or its designee only as DWAC Shares. The Company represents and warrants to the Investor that, while this Agreement is effective, no instruction other than those referred to in this Section 10.1(iv) will be given by the Company to its transfer agent, or any successor transfer agent of the Company, with respect to the Shares and the Commitment Shares from and after Commencement, and the Shares and the Commitment Shares covered by the Initial Registration Statement or any post-effective amendment thereof, or any New Registration Statement or post-effective amendment thereof, as applicable, shall otherwise be freely transferable on the books and records of the Company and no stop transfer instructions shall be maintained against the transfer thereof. The Company agrees that if the Company fails to fully comply with the provisions of this Section 10.1(iv) within three (3) Trading Days after the date on which the Investor has provided the deliverables referred to above that the Investor is required to provide to the Company or its transfer agent, the Company shall, at the Investor’s written instruction, purchase from the Investor all shares of Common Stock acquired by the Investor pursuant to this Agreement that contain the restrictive legend referred to in Section 10.1(iii) hereof (or any similar restrictive legend), or that have any stop transfer orders maintained that prohibit or impede the transfer thereof in any respect, at the greater of (i) the purchase price paid for such shares of Common Stock (as applicable) and (ii) the Closing Sale Price of the Common Stock on the date of the Investor’s written instruction.

Section 10.2. Specific Enforcement, Consent to Jurisdiction, Waiver of Jury Trial.

(i) The Company and the Investor acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that either party shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement by the other party and to enforce specifically the terms and provisions hereof (without the necessity of showing economic loss and without any bond or other security being required), this being in addition to any other remedy to which either party may be entitled by law or equity.

(ii) Each of the Company and the Investor (a) hereby irrevocably submits to the jurisdiction of the U.S. District Court and other courts of the United States sitting in The City of New York, Borough of Manhattan, in the State of New York for the purposes of any suit, action or proceeding arising out of or relating to this Agreement, and (b) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Each of the Company and the Investor consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 10.2 shall affect or limit any right to serve process in any other manner permitted by law.

(iii) EACH OF THE COMPANY AND THE INVESTOR HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR DISPUTES RELATING HERETO. EACH OF THE COMPANY AND THE INVESTOR (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTY HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10.2.

Section 10.3. Entire Agreement. The Transaction Documents set forth the entire agreement and understanding of the parties with respect to the subject matter hereof and supersede all prior and contemporaneous agreements, negotiations and understandings between the parties, both oral and written, with respect to such matters. There are no promises, undertakings, representations or warranties by either party relative to the subject matter hereof not expressly set forth in the Transaction Documents. The Disclosure Schedule and all exhibits to this Agreement are hereby incorporated by reference in, and made a part of, this Agreement as if set forth in full herein.

Section 10.4. Notices. Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery or electronic mail delivery at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The address for such communications shall be:

If to the Company:

Spectral AI, Inc.

2515 McKinney Avenue, Suite 1000
Dallas, Texas 75201

Telephone Number: [***]

Email: [***]

Attention: General Counsel

With copies (which shall not constitute notice) to:

Reed Smith LLP

599 Lexington Avenue

New York, NY 10022

Telephone Number: [***]

Email:	[***]
[***]
Attention:	Herbert F. Kozlov, Esq.
Anthony J. Marsico, Esq.

and

Reed Smith LLP

2850 N. Harwood Street

Suite 1500

Dallas, Texas 75201

Telephone Number: [***]

Email: [***]

Attention: Lynwood E. Reinhardt, Esq.

If to the Investor:

B. Riley Principal Capital II, LLC

11100 Santa Monica Blvd., Suite 800

Los Angeles, CA 90025

Telephone Number: [***]

Email: [***]

Attention: General Counsel

With a copy (which shall not constitute notice) to:

Duane Morris LLP

1540 Broadway

New York, New York 10036

Telephone Number: [***]

Email: [***]

Attention: Dean M. Colucci, Esq.

Either party hereto may from time to time change its address for notices by giving at least five (5) days’ advance written notice of such changed address to the other party hereto.

Section 10.5. Waivers. No provision of this Agreement may be waived by the parties from and after the date that is one (1) Trading Day immediately preceding the date on which the Initial Registration Statement is initially filed with the Commission. Subject to the immediately preceding sentence, no provision of this Agreement may be waived other than in a written instrument signed by the party against whom enforcement of such waiver is sought. No failure or delay in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercises thereof or of any other right, power or privilege.

Section 10.6. Amendments. No provision of this Agreement may be amended by the parties from and after the date that is one (1) Trading Day immediately preceding the date on which the Initial Registration Statement is initially filed with the Commission. Subject to the immediately preceding sentence, no provision of this Agreement may be amended other than by a written instrument signed by both parties hereto.

Section 10.7. Headings. The article, section and subsection headings in this Agreement are for convenience only and shall not constitute a part of this Agreement for any other purpose and shall not be deemed to limit or affect any of the provisions hereof. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof. The terms “including,” “includes,” “include” and words of like import shall be construed broadly as if followed by the words “without limitation.” The terms “herein,” “hereunder,” “hereof” and words of like import refer to this entire Agreement instead of just the provision in which they are found.

Section 10.8. Construction. The parties agree that each of them and their respective counsel has reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents. In addition, each and every reference to share prices (other than the Threshold Price) and number of shares of Common Stock in any Transaction Document shall, in all cases, be subject to adjustment for any stock splits, stock combinations, stock dividends, recapitalizations, reorganizations and other similar transactions that occur on or after the date of this Agreement. Any reference in this Agreement to “Dollars” or “$” shall mean the lawful currency of the United States of America. Any references to “Section” or “Article” in this Agreement shall, unless otherwise expressly stated herein, refer to the applicable Section or Article of this Agreement.

Section 10.9. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors. Neither the Company nor the Investor may assign this Agreement or any of their respective rights or obligations hereunder to any Person.

Section 10.10. No Third Party Beneficiaries. Except as expressly provided in Article IX, this Agreement is intended only for the benefit of the parties hereto and their respective successors, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

Section 10.11. Governing Law. This Agreement shall be governed by and construed in accordance with the internal procedural and substantive laws of the State of New York, without giving effect to any laws or rules of such state that would cause the application of the laws of any other jurisdiction.

Section 10.12. Survival. The representations, warranties, covenants and agreements of the Company and the Investor contained in this Agreement shall survive the execution and delivery hereof until the termination of this Agreement; provided, however, that (i) the provisions of Article V (Representations, Warranties and Covenants of the Company), Article VIII (Termination), Article IX (Indemnification) and this Article X (Miscellaneous) shall remain in full force and effect indefinitely notwithstanding such termination, and, (ii) so long as the Investor owns any Securities, the covenants and agreements of the Company and the Investor contained in Article VI (Additional Covenants), shall remain in full force and effect notwithstanding such termination for a period of six (6) months following such termination.

Section 10.13. Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature or signature delivered by e-mail in a “.pdf” format data file, including any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com, www.echosign.adobe.com, etc., shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original signature.

Section 10.14. Publicity. The Company shall afford the Investor and its counsel with a reasonable opportunity to review and comment upon, shall consult with the Investor and its counsel on the form and substance of, and shall give due consideration to all such comments from the Investor or its counsel on, any press release, Commission filing or any other public disclosure made by or on behalf of the Company relating to the Investor, its purchases hereunder or any aspect of the Transaction Documents or the transactions contemplated thereby, including any press release disclosing the execution of this Agreement and the Registration Rights Agreement by the Company, prior to the issuance, filing or public disclosure thereof. For the avoidance of doubt, the Company shall not be required to submit for review any such disclosure (i) contained in periodic reports filed with the Commission under the Exchange Act if it shall have previously provided substantially the same disclosure to the Investor or its counsel for review in connection with a previous filing or (ii) any Prospectus Supplement if it contains disclosure that does not reference the Investor, its purchases hereunder or any aspect of the Transaction Documents or the transactions contemplated thereby.

Section 10.15. Severability. The provisions of this Agreement are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement, and this Agreement shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of such provision, had never been contained herein, so that such provisions would be valid, legal and enforceable to the maximum extent possible.

Section 10.16. Further Assurances. From and after the Closing Date, upon the request of the Investor or the Company, each of the Company and the Investor shall execute and deliver such instrument, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officer as of the date first above written.

THE COMPANY:

SPECTRAL AI, INC.

By:	/s/ Wensheng Fan
Name:	Wensheng Fan
Title:	Chief Executive Officer

THE INVESTOR:

B. RILEY PRINCIPAL CAPITAL II, LLC

By:	/s/ Patrice McNicoll
Name:	Patrice McNicoll
Title:	Authorized Signatory

ANNEX I TO THE
COMMON STOCK PURCHASE AGREEMENT
DEFINITIONS

“Accountant” shall have the meaning assigned to such term in Section 5.6(d).

“Additional Investor Expense Reimbursement” shall have the meaning assigned to such term in Section 10.1(i).

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with a Person, as such terms are used in and construed under Rule 144.

“Aggregate Limit” shall have the meaning assigned to such term in Section 2.1.

“Agreement” shall have the meaning assigned to such term in the preamble of this Agreement.

“Allowable Grace Period” shall have the meaning assigned to such term in the Registration Rights Agreement.

“Average Price” means a price per Share (rounded to the nearest tenth of a cent) equal to the quotient obtained by dividing (i) the aggregate gross purchase price paid by the Investor for all Shares purchased pursuant to this Agreement, by (ii) the aggregate number of Shares issued pursuant to this Agreement.

“Bankruptcy Law” means Title 11, U.S. Code, or any similar U.S. federal or state bankruptcy Law or any Law for the relief of debtors.

“Base Price” means a price per Share equal to the sum of (i) the Minimum Price and (ii) $0.05 (subject to adjustment for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction that occurs on or after the date of this Agreement).

“Beneficial Ownership Limitation” shall have the meaning assigned to such term in Section 3.5.

“Bloomberg” means Bloomberg, L.P.

“Business Combination Date” shall have the meaning assigned to such term in Section 5.6(a).

“Bring-Down CFO Certificate” shall have the meaning assigned to such term in Section 6.17.

“Bring-Down Comfort Letter” shall have the meaning assigned to such term in Section 6.17.

“Bring-Down Negative Assurance Letter” shall have the meaning assigned to such term in Section 6.17.

“Broker-Dealer” shall have the meaning assigned to such term in Section 6.13.

“BRS” shall have the meaning assigned to such term in the Recitals.

“Bylaws” shall have the meaning assigned to such term in Section 5.3.

“Cash Commitment Fee” means an amount in cash equal to $75,000, which shall be paid to the Investor in the manner, at such time and otherwise pursuant to and in accordance with Section 10.1(ii)(b).

“Cash Make-Whole Payment” shall have the meaning assigned to such term in Section 10.1(ii)(c).

“Charter” shall have the meaning assigned to such term in Section 5.3.

“Closing” shall have the meaning assigned to such term in Section 2.2.

“Closing Date” means the date of this Agreement.

“Closing Sale Price” means, for the Common Stock as of any date, the last closing trade price for the Common Stock on the Trading Market (or, if the Common Stock is then listed on an Eligible Market, on such Eligible Market), as reported by Bloomberg, or, if the Trading Market (or such Eligible Market, as applicable) begins to operate on an extended hours basis and does not designate the closing trade price for the Common Stock, then the last trade price for the Common Stock prior to 4:00 p.m., New York City time, as reported by Bloomberg. All such determinations shall be appropriately adjusted for any stock splits, stock dividends, stock combinations, recapitalizations or other similar transactions during such period.

“Code” shall have the meaning assigned to such term in Section 5.38.

“Commencement” shall have the meaning assigned to such term in Section 3.1.

“Commencement Date” shall have the meaning assigned to such term in Section 3.1.

“Commencement Irrevocable Transfer Agent Instructions” shall have the meaning assigned to such term in Section 10.1(iv).

“Commission” means the U.S. Securities and Exchange Commission or any successor entity.

“Commission Documents” shall mean (1) the RCLF’s registration statement on Form S-4 (File No. 333-271566) initially filed with the Commission May 2, 2023, including any related prospectus or prospectuses, for the registration of the Common Stock to be issued pursuant to the Business Combination Agreement (as the same may be amended from time to time), by and among RCLF, Merger Sub I, Merger Sub II, and Spectral MD Holdings, Ltd., a Delaware corporation, on file with the Commission at the time such registration statement became effective, including the financial statements, schedules, exhibits and all other documents filed as a part thereof or incorporated therein and all information deemed to be a part thereof as of the effective date of such registration statement under the Securities Act (the “Form S-4 Registration Statement”), (2) RCLF’s final proxy statement/prospectus included in the Form S-4 Registration Statement at the time of effectiveness, including the Annexes thereto and accompanying financial statements and all related soliciting materials under Rule 14a-12 under the Exchange Act, and all documents incorporated therein by reference, in the form in which such proxy statement/prospectus was filed with the Commission pursuant to Rule 424(b) under the Securities Act, (3) all reports, schedules, registrations, forms, statements, information and other documents filed with or furnished to the Commission by the Company pursuant to the reporting requirements of the Exchange Act, including all material filed with or furnished to the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, since the Business Combination Date (including, without limitation, (A) the Company’s current report on Form 8-K, dated September 11, 2023 and filed with the Commission on September 15, 2023, including all documents, financial statements and other information attached thereto or incorporated by reference therein as exhibits thereto (the “Merger Form 8-K”), (B) the Company’s Quarterly Reports on Form 10-Q for the fiscal quarter ended September 30, 2023, filed with the Commission on November 14, 2023), and which hereafter shall be filed with or furnished to the Commission by the Company (including, without limitation, the Current Report), (4) each Registration Statement, as the same may be amended from time to time, the Prospectus contained therein and each Prospectus Supplement thereto and (5) all information contained in such filings and all documents and disclosures that have been and heretofore shall be incorporated by reference therein.

“Commitment Fee” means, collectively, the Cash Commitment Fee and the Commitment Shares, together with the Cash Make-Whole Payment that may be required to be paid by the Company to the Investor pursuant to and in accordance with Section 10.1(ii)(c), giving effect to any reduction in the number of Commitment Shares resulting from the return by the Investor of all or such portion of the Commitment Shares that were previously issued to the Investor pursuant to Section 10.1(ii)(a) that are required to be returned to the Company for cancellation, if any, in exchange for the Investor’s receipt of such Cash Make-Whole Payment required to be paid by the Company to the Investor pursuant to and in accordance with Section 10.1(ii)(c).

“Commitment Shares” means 40,000 shares of duly authorized, validly issued, fully paid and non-assessable shares of Common Stock which, concurrently with the execution and delivery of this Agreement on the Closing Date, the Company has caused its transfer agent to issue and deliver to the Investor not later than 4:00 p.m. (New York City time) on the second (2nd) Trading Day immediately following the Closing Date pursuant to Section 10.1(ii)(a).

“Common Stock” shall have the meaning assigned to such term in the recitals of this Agreement.

“Common Stock Equivalents” means any securities of the Company which entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Company” shall have the meaning assigned to such term in the preamble of this Agreement.

“Compliance Certificate” shall have the meaning assigned to such term in Section 7.2(ii).

“Contracts” means any legally binding contracts, agreements, subcontracts, leases, and purchase orders.

“Cover Price” shall have the meaning assigned to such term in Section 3.3.

“COVID-19” means SARS-CoV-2 or COVID-19, and any evolutions thereof or any other related or associated epidemics, pandemics or disease outbreaks.

“Current Report” shall have the meaning assigned to such term in Section 2.3.

“Custodian” shall mean any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

“Damages” shall have the meaning assigned to such term in Section 9.1.

“Dilutive Issuance” shall have the meaning assigned to such term in Section 6.6(ii).

“Disclosure Schedule” shall have the meaning assigned to such term in the preamble to Article V.

“DTC” means The Depository Trust Company, a subsidiary of The Depository Trust & Clearing Corporation, or any successor thereto.

“DWAC” shall have the meaning assigned to such term in Section 5.33.

“DWAC Shares” means shares of Common Stock issued pursuant to this Agreement that are (i) issued in electronic form, (ii) freely tradable and transferable and without restriction on resale and without stop transfer instructions maintained against the transfer thereof and (iii) timely credited by the Company’s transfer agent to the Investor’s (or its designee’s) specified DWAC account with DTC under its Fast Automated Securities Transfer (FAST) Program, or any similar program hereafter adopted by DTC performing substantially the same function.

“EAR” shall have the meaning assigned to such term in Section 5.36.

“EDGAR” means the Commission’s Electronic Data Gathering, Analysis and Retrieval System.

“Effective Date” means, with respect to the Initial Registration Statement filed pursuant to Section 2(a) of the Registration Rights Agreement (or any post-effective amendment thereto) or any New Registration Statement filed pursuant to Section 2(c) of the Registration Rights Agreement (or any post-effective amendment thereto), as applicable, the date on which the Initial Registration Statement (or any post-effective amendment thereto) or any New Registration Statement (or any post-effective amendment thereto) is declared effective by the Commission.

“Effectiveness Deadline” shall have the meaning assigned to such term in the Registration Rights Agreement.

“Eligible Market” means The Nasdaq Global Select Market, The Nasdaq Global Market, the New York Stock Exchange or the NYSE American (or any nationally recognized successor to any of the foregoing).

“Environmental Laws” shall have the meaning assigned to such term in Section 5.18.

“ERISA” shall have the meaning assigned to such term in Section 5.38.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder.

“Exchange Cap” shall have the meaning assigned to such term in Section 3.4(a).

“Exempt Issuance” means the issuance of (a) Common Stock, options or other equity incentive awards to employees, officers, directors or vendors of the Company pursuant to any equity incentive plan duly adopted for such purpose, by the Company’s Board of Directors or a majority of the members of a committee of the Board of Directors established for such purpose, (b) (1) any Securities issued to the Investor (or its designee) pursuant to the Transaction Documents, (2) any securities issued upon the exercise or exchange of or conversion of any shares of Common Stock or Common Stock Equivalents held by the Investor at any time, or (3) any securities issued upon the exercise or exchange of or conversion of any Common Stock Equivalents issued and outstanding on the date of this Agreement, provided that such securities referred to in this clause (3) have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities, (c) securities issued pursuant to acquisitions, divestitures, licenses, partnerships, collaborations or strategic transactions approved by the Company’s Board of Directors or a majority of the members of a committee of directors established for such purpose, which acquisitions, divestitures, licenses, partnerships, collaborations or strategic transactions can have a Variable Rate Transaction component, provided that any such issuance shall only be to a Person (or to the equity holders of a Person) which is, itself or through its subsidiaries, an operating company or an asset in a business synergistic with the business of the Company and shall provide to the Company additional benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities, (d) shares of Common Stock issued by the Company to the Investor (or its designee) in connection with any “equity line of credit” or other continuous offering or similar offering of Common Stock (other than the transactions contemplated by the Transaction Documents) pursuant to one or more written agreements between the Company and the Investor or an Affiliate of the Investor executed after the date of this Agreement (if any), whereby the Company may sell shares of Common Stock to the Investor or an Affiliate of the Investor at a future determined price, (e) shares of Common Stock issued by the Company in any “at the market offering” or “equity distribution program” or similar offering of Common Stock exclusively to or through B. Riley Securities, Inc. pursuant to one or more written agreements between the Company and B. Riley Securities, Inc, or (f) any debt or debt securities of the Company.

“FCPA” shall have the meaning assigned to such term in Section 5.36.

“FDA” means the U.S. Food and Drug Administration, or any successor agency thereto.

“FDCA” shall have the meaning assigned to such term in the definition of Healthcare Laws.

“Filing Deadline” shall have the meaning assigned to such term in the Registration Rights Agreement.

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“FINRA Filing” shall have the meaning assigned to such term in Section 6.14.

“Form S-4 Registration Statement” shall have the meaning assigned to such term in the definition of Commission Documents.

“Fundamental Transaction” means that (i) the Company shall, directly or indirectly, in one or more related transactions, (1) consolidate or merge with or into (whether or not the Company is the surviving corporation) another Person, with the result that the holders of the Company’s capital stock immediately prior to such consolidation or merger together beneficially own less than 50% of the outstanding voting power of the surviving or resulting corporation, or (2) sell, lease, license, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company to another Person, or (3) take action to facilitate a purchase, tender or exchange offer by another Person that is accepted by the holders of more than 50% of the outstanding shares of Common Stock (excluding any shares of Common Stock held by the Person or Persons making or party to, or associated or affiliated with the Persons making or party to, such purchase, tender or exchange offer), or (4) consummate a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination), or (5) reorganize, recapitalize or reclassify its Common Stock, or (ii) any “person” or “group” (as these terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act) is or shall become the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 50% of the aggregate ordinary voting power represented by issued and outstanding Common Stock.

“Future Purchase Suspension” shall have the meaning assigned to such term in Section 6.17.

“GAAP” shall have the meaning assigned to such term in Section 5.6(b).

“GDPR” shall have the meaning assigned to such term in Section 5.40.

“Merger Sub I” means Ghost Merger Sub I Inc., a wholly owned subsidiary of RCLF.

“Merger Sub II” means Ghost Merger Sub II LLC, a wholly owned subsidiary of RCLF.

“Good Clinical Practices” means the then current standards for clinical trials (including all applicable requirements relating to the protection of human subjects), as set forth in the FDCA (as defined below), and applicable regulations promulgated thereunder, as amended from time to time, and such applicable standards of good clinical practice (including all applicable requirements relating to protection of human subjects) as are required by other organizations and any Governmental Entity in any other countries in which the Products are sold or intended to be sold.

“Good Manufacturing Practices” mean the then current standards for the manufacture, processing, packaging, transportation, handling and holding of drug and biological products and medical devices, as set forth in the FDCA and applicable regulations promulgated thereunder, as amended from time to time, including applicable requirements contained in 21 C.F.R. Parts 210, 211, 600, 610, 820 and 1271, and such applicable standards of good manufacturing practices as are required by any Governmental Entity in any other countries in which the Products are sold or intended to be sold.

“Governmental Entity” means any United States or non-United States (a) federal, state, regional, provincial, local, municipal or other government, (b) governmental or quasi-governmental entity of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal) or (c) body exercising or entitled to exercise any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature, including any arbitral tribunal (public or private).

“Hazardous Materials” shall have the meaning assigned to such term in Section 5.18.

“Healthcare Laws” means any applicable Laws, regulations and requirements having the force of law relating to drugs, biological products or medical devices, good manufacturing practices (to the extent applicable), interactions with health care professionals, fraud and abuse matters, related to laboratory testing, genetic testing, genomic sequencing, biospecimen collection or testing, non-clinical testing, complaint handling, adverse event reporting, biohazards, and pharmacies. Healthcare Laws includes, but is not limited to: (a) the Federal Food, Drug and Cosmetic Act of 1938, as amended (the “FDCA”); (b) the Public Health Service Act of 1944, as amended, and the regulations of the FDA promulgated thereunder; (c) Medicare (Title XVIII of the Social Security Act) and Medicaid (Title XIX of the Social Security Act); (d) the federal Anti-Kickback Statute (42 U.S.C. § 1320a-7b(b)); (e) the Stark Anti-Self-Referral Law (42 U.S.C. § 1395nn); (f) the Anti-Inducement Law (42 U.S.C. § 1320a-7a(a)(5)); (g) the civil False Claims Act (31 U.S.C. §§ 3729 et seq.); (h) the administrative False Claims Law (42 U.S.C. § 1320a-7b(a)); (i) the exclusion Laws (42 U.S.C. § 1320a-7); (j) any other applicable federal, state, local or non-U.S. Laws, including but not limited to EU Directive 93/42/EEC on medical devices (including national implementing legislation in the European Union) and Regulation (EU) 2017/745 on medical devices, and regulations and requirements having the force of law related to the design, development, testing, studying, manufacturing, processing, storing, importing or exporting, licensing, labeling or packaging of the Products, or that is related to remuneration (including ownership) to or by physicians or other health care providers (including kickbacks) or the disclosure or reporting of the same, patient or program charges, record-keeping, claims processing, documentation requirements, medical necessity, referrals, the hiring of employees or acquisition of services or supplies from those who have been excluded from government health care programs, quality, safety, licensure, accreditation or any other material aspect of providing health care products or services; and (k) HIPAA.

“HIPAA” means collectively: (a) the Health Insurance Portability and Accountability Act of 1996; (b) the Health Information Technology for Economic and Clinical Health Act (Title XIII of the American Recovery and Reinvestment Act of 2009); and (c) the Omnibus Rule effective March 26, 2013 (78 Fed. Reg. 5566), and other implementing regulations at 45 CFR Parts 160 and 164 and related binding guidance from the United States Department of Health and Human Services, in each case, as the same may be amended, modified or supplemented from time to time.

“Indebtedness” means, with respect to any Person as of any time, without duplication, (a) any liabilities for borrowed money or amounts owed (other than trade accounts payable incurred in the ordinary course of business), (b) all guaranties, endorsements, indemnities and other contingent obligations in respect of Indebtedness of others, whether or not the same are or should be reflected in the Company’s balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (c) the present value of any lease payments due under leases required to be capitalized in accordance with GAAP.

“Initial Comfort Letter” shall have the meaning assigned to such term in Section 7.2(xvi).

“Initial Investor Expense Reimbursement” shall have the meaning assigned to such term in Section 10.1(i).

“Initial Purchase Notice” shall have the meaning assigned to such term in the recitals hereof.

“Initial Registration Statement” shall have the meaning assigned to such term in the Registration Rights Agreement.

“Intellectual Property Rights” shall have the meaning assigned to such term in Section 5.19.

“Intraday VWAP Purchase” shall have the meaning assigned to such term in Section 3.2.

“Intraday VWAP Purchase Commencement Time” means, with respect to an Intraday VWAP Purchase made pursuant to Section 3.2, the time that is the latest of: (i) the VWAP Purchase Ending Time of the VWAP Purchase Period for the VWAP Purchase preceding the Intraday VWAP Purchase Period for such Intraday VWAP Purchase occurring on the same Purchase Date as such earlier VWAP Purchase, if the Company has timely delivered a VWAP Purchase Notice to the Investor for a VWAP Purchase on such Purchase Date, (ii) the Intraday VWAP Purchase Ending Time of the Intraday VWAP Purchase Period for the most recent prior Intraday VWAP Purchase, if any, occurring on the same Purchase Date as such Intraday VWAP Purchase, and (iii) the Investor’s timely receipt (acknowledged by email correspondence to each of the individual notice recipients of the Company set forth in the applicable Intraday VWAP Purchase Notice, other than via auto-reply) from the Company of the applicable Intraday VWAP Purchase Notice for such Intraday VWAP Purchase on the applicable Purchase Date therefor.

“Intraday VWAP Purchase Ending Time” means, with respect to an Intraday VWAP Purchase made pursuant to Section 3.2, the time on the Purchase Date for such Intraday VWAP Purchase that is the earliest of: (i) 3:59 p.m., New York City time, on the applicable Purchase Date for such Intraday VWAP Purchase, or such earlier time publicly announced by the Trading Market (or, if the Common Stock is then listed on an Eligible Market, by such Eligible Market) as the official close of the primary (or “regular”) trading session on the Trading Market (or on such Eligible Market, as applicable) on such Purchase Date; (ii) immediately at such time following the Intraday VWAP Purchase Commencement Time of the Intraday VWAP Purchase Period for such Intraday VWAP Purchase that the total number (or volume) of shares of Common Stock traded on the Trading Market (or on such Eligible Market, as applicable) during such Intraday VWAP Purchase Period has exceeded the applicable Intraday VWAP Purchase Share Volume Maximum for such Intraday VWAP Purchase (taking into account the Intraday VWAP Purchase Percentage specified by the Company in the applicable Intraday VWAP Purchase Notice for such Intraday VWAP Purchase); provided, however, that the calculation of the total number (or volume) of shares of Common Stock traded on the Trading Market (or on such Eligible Market, as applicable) during such Intraday VWAP Purchase Period shall exclude from such calculation all shares of Common Stock traded in any of the following transactions, to the extent they occur during such Intraday VWAP Purchase Period (as applicable): (A) the opening or first purchase of Common Stock at or following the official open of such primary (or “regular”) trading session that is reported in the consolidated system on such Purchase Date, (B) the last or closing sale of Common Stock at or prior to the official close of such primary (or “regular”) trading session that is reported in the consolidated system on such Purchase Date (as applicable), and (C) provided the Company shall have specified in the applicable Intraday VWAP Purchase Notice that clause (iii) below shall not trigger the Intraday VWAP Purchase Ending Time for such Intraday VWAP Purchase (such specification by the Company, whether in an Intraday VWAP Purchase Notice or in a VWAP Purchase Notice, a “Limit Order Continue Election”), all sales of Common Stock on the Trading Market (or on such Eligible Market, as applicable) during such Intraday VWAP Purchase Period at a Sale Price that is less than the applicable Intraday VWAP Purchase Minimum Price Threshold; and (iii) provided the Company shall have specified in the applicable Intraday VWAP Purchase Notice that this clause (iii) shall trigger the Intraday VWAP Purchase Ending Time for such Intraday VWAP Purchase (such specification by the Company, whether in an Intraday VWAP Purchase Notice or in a VWAP Purchase Notice, a “Limit Order Discontinue Election”), immediately at such time following the Intraday VWAP Purchase Commencement Time of the Intraday VWAP Purchase Period for such Intraday VWAP Purchase that the Sale Price of any share of Common Stock traded on the Trading Market (or on such Eligible Market, as applicable) during such Intraday VWAP Purchase Period is less than the applicable Intraday VWAP Purchase Minimum Price Threshold; provided, however, that the determination of whether the Sale Price of any share of Common Stock traded during such Intraday VWAP Purchase Period is less than the applicable Intraday VWAP Purchase Minimum Price Threshold shall exclude (A) the opening or first purchase of Common Stock at or following the official open of such primary (or “regular”) trading session that is reported in the consolidated system on such Purchase Date and (B) the last or closing sale of Common Stock at or prior to the official close of such primary (or “regular”) trading session that is reported in the consolidated system on such Purchase Date (as applicable). All such calculations shall be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction.

“Intraday VWAP Purchase Maximum Amount” means, with respect to an Intraday VWAP Purchase made pursuant to Section 3.2, such number of shares of Common Stock equal to the lesser of: (i) one (1) million shares, and (ii) the product of (A) the Intraday VWAP Purchase Percentage specified by the Company in the applicable Intraday VWAP Purchase Notice for such Intraday VWAP Purchase, multiplied by (B) the total number (or volume) of shares of Common Stock traded on the Trading Market (or, if the Common Stock is then listed on an Eligible Market, by such Eligible Market) during the Intraday VWAP Purchase Period for such Intraday VWAP Purchase; provided, however, that the calculation of the total number (or volume) of shares of Common Stock traded on the Trading Market (or on such Eligible Market, as applicable) during such Intraday VWAP Purchase Period referred to in clause (ii)(B) above shall exclude from such calculation all shares of Common Stock traded in any of the following transactions, to the extent they occur during such Intraday VWAP Purchase Period (as applicable): (1) the opening or first purchase of Common Stock at or following the official open of such primary (or “regular”) trading session that is reported in the consolidated system on such Purchase Date, (2) the last or closing sale of Common Stock at or prior to the official close of such primary (or “regular”) trading session that is reported in the consolidated system on such Purchase Date (as applicable), and (3) provided the Company shall have specified a Limit Order Continue Election in the applicable Intraday VWAP Purchase Notice for such Intraday VWAP Purchase, all sales of Common Stock on the Trading Market (or on such Eligible Market, as applicable) during such Intraday VWAP Purchase Period at a Sale Price that is less than the applicable Intraday VWAP Purchase Minimum Price Threshold. All such calculations shall be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction.

“Intraday VWAP Purchase Minimum Price Threshold” means, with respect to an Intraday VWAP Purchase made pursuant to Section 3.2, either (a) the dollar amount specified by the Company in the applicable Intraday VWAP Purchase Notice for such Intraday VWAP Purchase as the per share minimum Sale Price threshold to be used in determining whether the event in clause (iii) of the definition of “Intraday VWAP Purchase Ending Time” shall have occurred during the applicable Intraday VWAP Purchase Period for such Intraday VWAP Purchase, if the Company shall have specified a Limit Order Discontinue Election in the applicable Intraday VWAP Purchase Notice for such Intraday VWAP Purchase, or (b) the dollar amount specified by the Company in the applicable Intraday VWAP Purchase Notice for such Intraday VWAP Purchase as the per share minimum Sale Price threshold to be used in determining the sales of Common Stock during the applicable Intraday VWAP Purchase Period that shall be excluded from the calculation of the total number (or volume) of shares of Common Stock traded on the Trading Market (or on such Eligible Market, as applicable) during such Intraday VWAP Purchase Period, if the Company shall have specified a Limit Order Continue Election in the applicable Intraday VWAP Purchase Notice for such Intraday VWAP Purchase; provided, however, that in each case if the Company has not specified any such dollar amount as the per share minimum Sale Price threshold in the applicable Intraday VWAP Purchase Notice for such Intraday VWAP Purchase, then the per share minimum Sale Price threshold to be used in such Intraday VWAP Purchase shall be such dollar amount equal to the product of (a) the Closing Sale Price of the Common Stock on the Trading Day immediately preceding the Purchase Date for such Intraday VWAP Purchase, multiplied by (b) 0.75. All such calculations shall be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction.

“Intraday VWAP Purchase Notice” means, with respect to an Intraday VWAP Purchase made pursuant to Section 3.2, an irrevocable written notice from the Company to the Investor, specifying the Intraday VWAP Purchase Percentage that shall apply to such Intraday VWAP Purchase and whether a Limit Order Continue Election or a Limit Order Discontinue Election shall apply to such Intraday VWAP Purchase, and directing the Investor to subscribe for and purchase a specified Intraday VWAP Purchase Share Amount (such specified Intraday VWAP Purchase Share Amount subject to adjustment as set forth in Section 3.2 as necessary to give effect to the applicable Intraday VWAP Purchase Maximum Amount for such Intraday VWAP Purchase), at the applicable Intraday VWAP Purchase Price therefor on the Purchase Date for such Intraday VWAP Purchase in accordance with this Agreement, that is delivered by the Company to the Investor and received by the Investor (i) after the latest of (X) 10:00 a.m., New York City time, on such Purchase Date, if the Company has not timely delivered a VWAP Purchase Notice to the Investor for a VWAP Purchase on such Purchase Date, (Y) the VWAP Purchase Ending Time of the VWAP Purchase Period for the VWAP Purchase preceding the Intraday VWAP Purchase Period for such Intraday VWAP Purchase occurring on the same Purchase Date as such earlier VWAP Purchase, if the Company has timely delivered a VWAP Purchase Notice to the Investor for a VWAP Purchase on such Purchase Date, and (Z) the Intraday VWAP Purchase Ending Time of the Intraday VWAP Purchase Period for the most recent prior Intraday VWAP Purchase, if any, occurring on the same Purchase Date as such Intraday VWAP Purchase, and (ii) prior to the earlier of (X) 3:30 p.m., New York City time, on such Purchase Date and (Y) such time that is exactly thirty (30) minutes immediately prior to the official close of the primary (or “regular”) trading session on the Trading Market (or, if the Common Stock is then listed on an Eligible Market, on such Eligible Market) on such Purchase Date, if the Trading Market (or such Eligible Market, as applicable) has theretofore publicly announced that the official close of the primary (or “regular”) trading session on the Trading Market (or on such Eligible Market, as applicable) on such Purchase Date shall be earlier than 4:00 p.m., New York City time, on such Purchase Date.

“Intraday VWAP Purchase Percentage” means, with respect to an Intraday VWAP Purchase made pursuant to Section 3.2, the percentage specified by the Company in the applicable Intraday VWAP Purchase Notice for such Intraday VWAP Purchase, which shall not exceed 25.0%, for purposes of calculating, among other things, the Intraday VWAP Purchase Maximum Amount, the Intraday VWAP Purchase Share Amount and the Intraday VWAP Purchase Share Volume Maximum, in each case applicable to such Intraday VWAP Purchase.

“Intraday VWAP Purchase Period” means, with respect to an Intraday VWAP Purchase made pursuant to Section 3.2, the period on the Purchase Date for such Intraday VWAP Purchase, beginning at the applicable Intraday VWAP Purchase Commencement Time and ending at the applicable Intraday VWAP Purchase Ending Time on such Purchase Date for such Intraday VWAP Purchase.

“Intraday VWAP Purchase Price” means, with respect to an Intraday VWAP Purchase made pursuant to Section 3.2, the purchase price per Share to be purchased by the Investor in such Intraday VWAP Purchase, equal to the product of (i) 0.965, multiplied by (ii) the VWAP of the Common Stock for the applicable Intraday VWAP Purchase Period on the applicable Purchase Date for such Intraday VWAP Purchase; provided, however, that the calculation of the VWAP for the Common Stock for the Intraday VWAP Purchase Period for an Intraday VWAP Purchase shall exclude each of the following transactions, to the extent they occur during such Intraday VWAP Purchase Period (as applicable): (A) the opening or first purchase of Common Stock at or following the official open of such primary (or “regular”) trading session that is reported in the consolidated system on such Purchase Date, (B) the last or closing sale of Common Stock at or prior to the official close of such primary (or “regular”) trading session that is reported in the consolidated system on such Purchase Date (as applicable), and (C) provided the Company shall have specified a Limit Order Continue Election in the applicable Intraday VWAP Purchase Notice for such Intraday VWAP Purchase, all sales of Common Stock on the Trading Market (or on such Eligible Market, as applicable) during such Intraday VWAP Purchase Period at a Sale Price that is less than the applicable Intraday VWAP Purchase Minimum Price Threshold for such Intraday VWAP Purchase. All such calculations shall be appropriately adjusted for any stock dividend, stock split, stock combination, recapitalization or other similar transaction.

“Intraday VWAP Purchase Share Amount” means, with respect to an Intraday VWAP Purchase made pursuant to Section 3.2, the total number of Shares to be purchased by the Investor in such Intraday VWAP Purchase as specified by the Company in the applicable Intraday VWAP Purchase Notice for such Intraday VWAP Purchase, which total number of Shares shall not exceed the Intraday VWAP Purchase Maximum Amount applicable to such Intraday VWAP Purchase, taking into account the Intraday VWAP Purchase Percentage specified by the Company in the applicable Intraday VWAP Purchase Notice for such Intraday VWAP Purchase (and such number of Shares specified by the Company in the applicable Intraday VWAP Purchase Notice for such Intraday VWAP Purchase shall be subject to automatic adjustment in accordance with Section 3.2 hereof as necessary to give effect to the Intraday VWAP Purchase Maximum Amount limitation applicable to such Intraday VWAP Purchase, taking into account the Intraday VWAP Purchase Percentage specified by the Company in the applicable Intraday VWAP Purchase Notice for such Intraday VWAP Purchase, as set forth in this Agreement).

“Intraday VWAP Purchase Share Volume Maximum” means, with respect to an Intraday VWAP Purchase made pursuant to Section 3.2, a number of shares of Common Stock equal to the quotient obtained by dividing (i) the Intraday VWAP Purchase Share Amount to be subscribed for and purchased by the Investor in such Intraday VWAP Purchase, by (ii) the Intraday VWAP Purchase Percentage specified by the Company in the applicable Intraday VWAP Purchase Notice for such Intraday VWAP Purchase (to be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction).

“Investment Period” means the period commencing on the Commencement Date and expiring on the date this Agreement is subsequently terminated pursuant to Article VIII.

“Investor” shall have the meaning assigned to such term in the preamble of this Agreement.

“Investor Party” shall have the meaning assigned to such term in Section 9.1.

“IT Systems and Data” shall have the meaning assigned to such term in Section 5.39.

“Knowledge” means the actual knowledge of any of (i) the Company’s Chief Executive Officer, (ii) the Company’s Chief Financial Officer, (iii) the Company’s General Counsel, in each case after reasonable inquiry of all officers, directors and employees of the Company under such Person’s direct supervision who would reasonably be expected to have knowledge or information with respect to the matter in question.

“Law” means any federal, state, provincial, local, foreign, national or supranational statute, law (including common law), act, statute, ordinance, treaty, rule, code, regulation or other binding directive issued, promulgated or enforced by a Governmental Entity having jurisdiction over a given matter.

“Limit Order Continue Election” shall have the meaning assigned to such term in the definition of “Intraday VWAP Purchase Ending Time,” which election shall be applicable to an Intraday VWAP Purchase, if such election is specified by the Company in the applicable Intraday VWAP Purchase Notice for such Intraday VWAP Purchase, and shall be applicable to a VWAP Purchase, if such election is specified by the Company in the applicable VWAP Purchase Notice for such VWAP Purchase, as the case may be.

“Limit Order Discontinue Election” shall have the meaning assigned to such term in the definition of “Intraday VWAP Purchase Ending Time,” which election shall be applicable to an Intraday VWAP Purchase, if such election is specified by the Company in the applicable Intraday VWAP Purchase Notice for such Intraday VWAP Purchase, and shall be applicable to a VWAP Purchase, if such election is specified by the Company in the applicable VWAP Purchase Notice for such VWAP Purchase, as the case may be.

“Material Adverse Effect” means (i) any condition, occurrence, state of facts or event having, or insofar as reasonably can be foreseen would likely have, any effect on the business, operations, properties or financial condition of the Company as set forth in the Commission Documents that is material and adverse to the Company, taken as a whole, excluding any facts, circumstances, changes or effects, individually or in the aggregate, exclusively and directly resulting from, relating to or arising out of any of the following: (a) changes in conditions in the U.S. or global capital, credit or financial markets generally, including changes in the availability of capital or currency exchange rates, provided such changes shall not have affected the Company in a materially disproportionate manner as compared to other similarly situated companies, (b) changes generally affecting the industries in which the Company operate, provided such changes shall not have affected the Company, taken as a whole, in a materially disproportionate manner as compared to other similarly situated companies, (c) any effect of the announcement of, or the consummation of the transactions contemplated by, this Agreement and the Registration Rights Agreement on the Company’s relationships, contractual or otherwise, with customers, suppliers, vendors, bank lenders, strategic venture partners or employees, (d) changes arising in connection with earthquakes, hostilities, acts of war, sabotage or terrorism or military actions or any escalation or material worsening of any such hostilities, acts of war, sabotage or terrorism or military actions existing as of the date hereof, (e) any effect of COVID-19 or any Law, directive, pronouncement or guideline issued by a Governmental Entity, the Centers for Disease Control and Prevention, the World Health Organization or industry group providing for business closures, changes to business operations, “sheltering-in-place” or other restrictions that relate to, or arise out of, an epidemic, pandemic or disease outbreak (including the COVID-19 pandemic) or any change in such Law, directive, pronouncement or guideline or interpretation thereof following the date of this Agreement, (f) any action taken by the Investor, any of its officers, its sole member or the Investor’s Broker-Dealer, or any of such Person’s successors with respect to the transactions contemplated by this Agreement and the Registration Rights Agreement, and (g) the effect of any changes in applicable laws or accounting rules, provided such changes shall not have affected the Company in a materially disproportionate manner as compared to other similarly situated companies; (ii) any condition, occurrence, state of facts or event having, or insofar as reasonably can be foreseen would likely have, any material adverse effect on the legality, validity or enforceability of any of the Transaction Documents or the transactions contemplated thereby; or (iii) any condition, occurrence, state of facts or event that would, or insofar as reasonably can be foreseen would likely, prohibit or otherwise materially interfere with or delay the ability of the Company to perform any of its obligations under any of the Transaction Documents to which it is a party.

“Material Permits” shall have the meaning assigned to such term in Section 5.17.

“Merger Form 8-K” shall have the meaning assigned to such in the definition of Commission Documents.

“Minimum Price” means $2.50, representing the Nasdaq official closing price of the Common Stock on the Trading Market (as reflected on Nasdaq.com) on the Trading Day immediately preceding the date of this Agreement (subject to adjustment for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction that occurs on or after the date of this Agreement).

“Money Laundering Laws” shall have the meaning assigned to such term in Section 5.38.

“MPA Period” means the period commencing at 5:00 p.m., New York City time, on the Trading Day immediately preceding the Trading Day on which any Affiliate of the Investor, including, without limitation, BRS, shall have published or distributed any research report (as such term is defined in Rule 500 of Regulation AC) concerning the Company, and ending at 6:00 a.m., New York City time, on the sixth (6th) Trading Day immediately following the Trading Day on which any Affiliate of the Investor, including, without limitation, BRS, shall have published or distributed any research report (as such term is defined in Rule 500 of Regulation AC) concerning the Company.

“New Registration Statement” shall have the meaning assigned to such term in the Registration Rights Agreement.

“Non-Affiliate Shares” shall have the meaning assigned to such term in Section 5.46.

“Notice of Effectiveness” shall have the meaning assigned to such term in Section 10.1(iv).

“Notified Body” means an entity licensed, authorized or approved by the applicable Governmental Entity to assess and certify the conformity of a medical device with the requirements of applicable legislation on medical devices in the European Union and United Kingdom, each as may be amended from time to time, and applicable harmonized standards

“OFAC” shall have the meaning assigned to such term in Section 5.36.

“Order” means any outstanding writ, order, judgment, injunction, binding decision or determination, award, ruling, subpoena, verdict or decree entered, issued or rendered by any Governmental Entity.

“PEA Period” means the period commencing at 9:30 a.m., New York City time, on the fifth (5th) Trading Day immediately prior to the filing of (i) any post-effective amendment to the Initial Registration Statement or any New Registration Statement or (ii) any New Registration Statement, as applicable, and ending at 9:30 a.m., New York City time, on the Trading Day immediately following, the Effective Date of such post-effective amendment or New Registration Statement, as applicable.

“Permits” means any approvals, authorizations, clearances, licenses, registrations, permits or certificates of a Governmental Entity, including Regulatory Permits.

“Person” means any person or entity, whether a natural person, trustee, corporation, partnership, limited partnership, limited liability company, trust, unincorporated organization, business association, firm, joint venture or Governmental Entity.

“Personal Data” shall have the meaning assigned to such term in Section 5.40.

“Policies” shall have the meaning assigned to such term in Section 5.40.

“Privacy Laws” shall have the meaning assigned to such term in Section 5.40.

“Proceeding” means any lawsuit, litigation, action, audit, investigation, examination, claim, complaint, charge, proceeding, suit, arbitration, investigation, or mediation (in each case, whether civil, criminal or administrative and whether public or private) pending by or before or otherwise involving any Governmental Entity.

“Product” means each medical diagnostic product that is being researched, tested, developed or manufactured by or on behalf of the Company, including, without limitation, its multispectral imaging device the DeepView SnapShot Wound Imaging System

“Prospectus” shall have the meaning assigned to such term in the Registration Rights Agreement.

“Prospectus Supplement” shall have the meaning assigned to such term in the Registration Rights Agreement.

“Purchase Condition Satisfaction Time” shall have the meaning assigned to such term in Section 7.3.

“Purchase Date” means, (i) with respect to a VWAP Purchase made pursuant to Section 3.1, the Trading Day on which the Investor timely receives, (A) after 6:00 a.m., New York City time, and (B) prior to 9:00 a.m., New York City time, on such Trading Day, a valid VWAP Purchase Notice for such VWAP Purchase in accordance with this Agreement, and (ii) with respect to an Intraday VWAP Purchase made pursuant to Section 3.2, the Trading Day on which the Investor timely receives a valid Intraday VWAP Purchase Notice for such Intraday VWAP Purchase in accordance with this Agreement, (A) after the latest of (X) 10:00 a.m., New York City time, on such Trading Day, if the Company has not timely delivered a valid VWAP Purchase Notice to the Investor for a VWAP Purchase on such Trading Day, (Y) the VWAP Purchase Ending Time of the VWAP Purchase Period for the VWAP Purchase preceding the applicable Intraday VWAP Purchase Period for such Intraday VWAP Purchase occurring on the same Trading Day as such earlier VWAP Purchase, if the Company has timely delivered a valid VWAP Purchase Notice to the Investor for a VWAP Purchase on such Trading Day, and (Z) the Intraday VWAP Purchase Ending Time of the Intraday VWAP Purchase Period for the most recent prior Intraday VWAP Purchase, if any, occurring on the same Trading Day as such Intraday VWAP Purchase, and (B) prior to the earlier of (X) 3:30 p.m., New York City time, on such Trading Day for such Intraday VWAP Purchase and (Y) such time that is exactly thirty (30) minutes immediately prior to the official close of the primary (or “regular”) trading session on the Trading Market (or, if the Common Stock is then listed on an Eligible Market, on such Eligible Market) on such Trading Day, if the Trading Market (or such Eligible Market, as applicable) has publicly announced that the official close of the primary (or “regular”) trading session shall be earlier than 4:00 p.m., New York City time, on such Trading Day.

“Purchase Share Delivery Date” shall have the meaning assigned to such term in Section 3.3.

“Qualified Independent Underwriter” shall have the meaning assigned to such term in FINRA Rule 5121(f)(12).

“RCLF” means Rosecliff Acquisition Corp I, a Delaware blank check company incorporated for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

“Reference Period” shall have the meaning assigned to such term in Section 6.6(ii).

“Reference Price” shall have the meaning assigned to such term in Section 6.6(ii).

“Registrable Securities” shall have the meaning assigned to such term in the Registration Rights Agreement.

“Registration Period” shall have the meaning assigned to such term in the Registration Rights Agreement.

“Registration Rights Agreement” shall have the meaning assigned to such term in the recitals hereof.

“Registration Statement” shall have the meaning assigned to such term in the Registration Rights Agreement.

“Regulatory Permits” means all Permits granted by the FDA or any other Governmental Entity or Notified Body to the Company, including investigational new drug applications, pre-market clearances, manufacturing approvals and authorizations, CE-mark certificates of conformity, clinical trial authorizations and ethical reviews, facility licenses, or their state, national or foreign equivalents.

“Release” shall have the meaning assigned to such term in Section 5.18.

“Representation Date” shall have the meaning assigned to such term in Section 6.17.

“Representatives” means with respect to a Person, such Person’s directors, officers, employees, and legal, financial, internal and independent accounting and other advisors and representatives.

“Restricted Period” shall have the meaning assigned to such term in Section 6.9(i).

“Restricted Person” shall have the meaning assigned to such term in Section 6.9(i).

“Restricted Persons” shall have the meaning assigned to such term in Section 6.9(i).

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect.

“Sale Price” means any trade price for a share of Common Stock on the Trading Market, or if the Common Stock is then traded on an Eligible Market, on such Eligible Market, as reported by Bloomberg.

“Sanctions Laws” shall have the meaning assigned to such term in Section 5.36.

“Sarbanes-Oxley Act” shall have the meaning assigned to such term in Section 5.6(d).

“Section 4(a)(2)” shall have the meaning assigned to such term in the recitals of this Agreement.

“Securities” means, collectively, the Shares and the Commitment Shares.

“Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder.

“Shares” shall mean the shares of Common Stock that may be purchased by the Investor under this Agreement pursuant to one or more VWAP Purchase Notices or one or more Intraday VWAP Purchase Notices, but not including the Commitment Shares.

“Short Sales” shall mean “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act.

“Subsidiary” shall mean any corporation or other entity of which at least a majority of the securities or other ownership interest having ordinary voting power for the election of directors or other persons performing similar functions are at the time owned directly or indirectly by the Company and/or any of its other Subsidiaries.

“Threshold Price” means $1.00, which shall not be adjusted (proportionally or otherwise) for any forward stock split, reverse stock split, stock combination, stock dividend, recapitalization, reorganization or other similar transaction involving the capital stock of the Company that occurs on or after the date of the Agreement.

“Total Commitment” shall have the meaning assigned to such term in Section 2.1.

“Trading Day” shall mean any day on which the Trading Market or, if the Common Stock is then listed on an Eligible Market, such Eligible Market is open for “regular” trading, including any day on which the Trading Market (or such Eligible Market, as applicable) is open for “regular” trading for a period of time less than the customary “regular” trading period.

“Trading Market” means The Nasdaq Capital Market (or any nationally recognized successor thereto).

“Transaction Documents” means, collectively, this Agreement (as qualified by the Disclosure Schedule) and the exhibits hereto, the Registration Rights Agreement, and the exhibits thereto, and each of the other agreements, documents, certificates and instruments entered into or furnished by the parties hereto in connection with the transactions contemplated hereby and thereby.

“Variable Rate Transaction” means a transaction in which the Company (i) issues or sells any equity or debt securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional shares of Common Stock or Common Stock Equivalents either (A) at a conversion price, exercise price, exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the Common Stock at any time after the initial issuance of such equity or debt securities, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such equity or debt security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock (including, without limitation, any “full ratchet” or “weighted average” anti-dilution provisions, but not including any standard anti-dilution protection for any reorganization, recapitalization, non-cash dividend, stock split or other similar transaction), (ii) issues or sells any equity or debt securities, including, without limitation, Common Stock or Common Stock Equivalents, either (A) at a price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock (other than standard anti-dilution protection for any reorganization, recapitalization, non-cash dividend, stock split or other similar transaction), or (B) that are subject to or contain any put, call, redemption, buy-back, price-reset or other similar provision or mechanism (including, without limitation, a “Black-Scholes” put or call right, other than in connection with a “fundamental transaction”) that provides for the issuance of additional equity securities of the Company or the payment of cash by the Company, or (iii) enters into any agreement, including, but not limited to, an “equity line of credit” or “at the market offering” or other continuous offering or similar offering of Common Stock or Common Stock Equivalents, whereby the Company may sell Common Stock or Common Stock Equivalents at a future determined price.

“VWAP” means, for the Common Stock for a specified period, the dollar volume-weighted average price for the Common Stock on the Trading Market (or, if the Common Stock is then listed on an Eligible Market, on such Eligible Market), for such period, as reported by Bloomberg through its “AQR” function; provided, however, that (i) the calculation of the dollar volume-weighted average price for the Common Stock for the VWAP Purchase Period for each VWAP Purchase shall exclude each of the following transactions, to the extent they occur during such VWAP Purchase Period (as applicable): (A) the opening or first purchase of Common Stock at or following the official open of such primary (or “regular”) trading session that is reported in the consolidated system on such Purchase Date, (B) the last or closing sale of Common Stock at or prior to the official close of such primary (or “regular”) trading session that is reported in the consolidated system on such Purchase Date (as applicable), and (C) provided the Company shall have specified a Limit Order Continue Election in the applicable VWAP Purchase Notice for such VWAP Purchase, all sales of Common Stock on the Trading Market (or on such Eligible Market, as applicable) during such VWAP Purchase Period at a Sale Price that is less than the applicable VWAP Purchase Minimum Price Threshold for such VWAP Purchase; and (ii) the calculation of the dollar volume-weighted average price for the Common Stock for the Intraday VWAP Purchase Period for each Intraday VWAP Purchase shall exclude each of the following transactions, to the extent they occur during such Intraday VWAP Purchase Period (as applicable): (A) the opening or first purchase of Common Stock at or following the official open of such primary (or “regular”) trading session that is reported in the consolidated system on such Purchase Date, (B) the last or closing sale of Common Stock at or prior to the official close of such primary (or “regular”) trading session that is reported in the consolidated system on such Purchase Date (as applicable), and (C) provided the Company shall have specified a Limit Order Continue Election in the applicable Intraday VWAP Purchase Notice for such Intraday VWAP Purchase, all sales of Common Stock on the Trading Market (or on such Eligible Market, as applicable) during such Intraday VWAP Purchase Period at a Sale Price that is less than the applicable Intraday VWAP Purchase Minimum Price Threshold for such Intraday VWAP Purchase. All such calculations shall be appropriately adjusted for any stock dividend, stock split, stock combination, recapitalization or other similar transaction.

“VWAP Purchase” shall have the meaning assigned to such term in Section 3.1.

“VWAP Purchase Commencement Time” means, with respect to a VWAP Purchase made pursuant to Section 3.1, 9:30:01 a.m., New York City time, on the Purchase Date for such VWAP Purchase, or such later time on such Purchase Date publicly announced by the Trading Market (or, if the Common Stock is then listed on an Eligible Market, by such Eligible Market) as the official open of the primary (or “regular”) trading session on the Trading Market (or on such Eligible Market, as applicable) on such Purchase Date.

“VWAP Purchase Ending Time” means, with respect to a VWAP Purchase made pursuant to Section 3.1, the time on the Purchase Date for such VWAP Purchase that is the earliest of: (i) 3:59 p.m., New York City time, on the applicable Purchase Date for such VWAP Purchase, or such earlier time publicly announced by the Trading Market (or, if the Common Stock is then listed on an Eligible Market, by such Eligible Market) as the official close of the primary (or “regular”) trading session on the Trading Market (or on such Eligible Market, as applicable) on such Purchase Date; (ii) immediately at such time following the VWAP Purchase Commencement Time of the VWAP Purchase Period for such VWAP Purchase that the total number (or volume) of shares of Common Stock traded on the Trading Market (or on such Eligible Market, as applicable) during such VWAP Purchase Period has exceeded the applicable VWAP Purchase Share Volume Maximum for such VWAP Purchase (taking into account the VWAP Purchase Percentage specified by the Company in the applicable VWAP Purchase Notice for such VWAP Purchase); provided, however, that the calculation of the total number (or volume) of shares of Common Stock traded on the Trading Market (or on such Eligible Market, as applicable) during such VWAP Purchase Period shall exclude from such calculation all shares of Common Stock traded in any of the following transactions, to the extent they occur during such VWAP Purchase Period (as applicable): (A) the opening or first purchase of Common Stock at or following the official open of such primary (or “regular”) trading session that is reported in the consolidated system on such Purchase Date, (B) the last or closing sale of Common Stock at or prior to the official close of such primary (or “regular”) trading session that is reported in the consolidated system on such Purchase Date (as applicable), and (C) provided the Company shall have specified a Limit Order Continue Election in the applicable VWAP Purchase Notice for such VWAP Purchase, all sales of Common Stock on the Trading Market (or on such Eligible Market, as applicable) during such VWAP Purchase Period at a Sale Price that is less than the applicable VWAP Purchase Minimum Price Threshold; and (iii) provided the Company shall have specified a Limit Order Discontinue Election in the applicable VWAP Purchase Notice for such VWAP Purchase, immediately at such time following the VWAP Purchase Commencement Time of the VWAP Purchase Period for such VWAP Purchase that the Sale Price of any share of Common Stock traded on the Trading Market (or on such Eligible Market, as applicable) during such VWAP Purchase Period is less than the applicable VWAP Purchase Minimum Price Threshold; provided, however, that the determination of whether the Sale Price of any share of Common Stock traded during such VWAP Purchase Period is less than the applicable VWAP Purchase Minimum Price Threshold shall exclude (A) the opening or first purchase of Common Stock at or following the official open of such primary (or “regular”) trading session that is reported in the consolidated system on such Purchase Date and (B) the last or closing sale of Common Stock at or prior to the official close of such primary (or “regular”) trading session that is reported in the consolidated system on such Purchase Date (as applicable). All such calculations shall be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction.

“VWAP Purchase Maximum Amount” means, with respect to a VWAP Purchase made pursuant to Section 3.1, such number of shares of Common Stock equal to the lesser of: (i) one (1) million shares, and (ii) the product of (A) the VWAP Purchase Percentage specified by the Company in the applicable VWAP Purchase Notice for such VWAP Purchase, multiplied by (B) the total number (or volume) of shares of Common Stock traded on the Trading Market (or, if the Common Stock is then listed on an Eligible Market, by such Eligible Market) during the VWAP Purchase Period for such VWAP Purchase; provided, however, that the calculation of the total number (or volume) of shares of Common Stock traded on the Trading Market (or on such Eligible Market, as applicable) during such VWAP Purchase Period referred to in clause (ii)(B) above shall exclude from such calculation all shares of Common Stock traded in any of the following transactions, to the extent they occur during such VWAP Purchase Period (as applicable): (1) the opening or first purchase of Common Stock at or following the official open of such primary (or “regular”) trading session that is reported in the consolidated system on such Purchase Date, (2) the last or closing sale of Common Stock at or prior to the official close of such primary (or “regular”) trading session that is reported in the consolidated system on such Purchase Date (as applicable), and (3) provided the Company shall have specified a Limit Order Continue Election in the applicable VWAP Purchase Notice for such VWAP Purchase, all sales of Common Stock on the Trading Market (or on such Eligible Market, as applicable) during such VWAP Purchase Period at a Sale Price that is less than the applicable VWAP Purchase Minimum Price Threshold. All such calculations shall be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction.

“VWAP Purchase Minimum Price Threshold” means, with respect to a VWAP Purchase made pursuant to Section 3.1, either (a) the dollar amount specified by the Company in the applicable VWAP Purchase Notice for such VWAP Purchase as the per share minimum Sale Price threshold to be used in determining whether the event in clause (iii) of the definition of “VWAP Purchase Ending Time” shall have occurred during the applicable VWAP Purchase Period for such VWAP Purchase, if the Company shall have specified a Limit Order Discontinue Election in the applicable VWAP Purchase Notice for such VWAP Purchase, or (b) the dollar amount specified by the Company in the applicable VWAP Purchase Notice for such VWAP Purchase as the per share minimum Sale Price threshold to be used in determining the sales of Common Stock during the applicable VWAP Purchase Period that shall be excluded from the calculation of the total number (or volume) of shares of Common Stock traded on the Trading Market (or on such Eligible Market, as applicable) during such VWAP Purchase Period, if the Company shall have specified a Limit Order Continue Election in the applicable VWAP Purchase Notice for such VWAP Purchase; provided, however, that in each case if the Company has not specified any such dollar amount as the per share minimum Sale Price threshold in the applicable VWAP Purchase Notice for such VWAP Purchase, then the per share minimum Sale Price threshold to be used in such VWAP Purchase shall be such dollar amount equal to the product of (a) the Closing Sale Price of the Common Stock on the Trading Day immediately preceding the Purchase Date for such VWAP Purchase, multiplied by (b) 0.75. All such calculations shall be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction.

“VWAP Purchase Notice” means, with respect to a VWAP Purchase made pursuant to Section 3.1, an irrevocable written notice delivered by the Company to the Investor, and received by the Investor, after 6:00 a.m., New York City time, and prior to 9:00 a.m., New York City time, on the Purchase Date for such VWAP Purchase, specifying the VWAP Purchase Percentage that shall apply to such VWAP Purchase and whether a Limit Order Continue Election or a Limit Order Discontinue Election shall apply to such VWAP Purchase, and directing the Investor to subscribe for and purchase a specified VWAP Purchase Share Amount (such specified VWAP Purchase Share Amount subject to adjustment as set forth in Section 3.1 as necessary to give effect to the applicable VWAP Purchase Maximum Amount for such VWAP Purchase), at the applicable VWAP Purchase Price therefor on such Purchase Date for such VWAP Purchase in accordance with this Agreement.

“VWAP Purchase Percentage” means, with respect to a VWAP Purchase made pursuant to Section 3.1, the percentage specified by the Company in the applicable VWAP Purchase Notice for such VWAP Purchase, which shall not exceed 25.0%, for purposes of calculating, among other things, the VWAP Purchase Maximum Amount, the VWAP Purchase Share Amount and the VWAP Purchase Share Volume Maximum, in each case applicable to such VWAP Purchase.

“VWAP Purchase Period” means, with respect to a VWAP Purchase made pursuant to Section 3.1, the period on the Purchase Date for such VWAP Purchase, beginning at the applicable VWAP Purchase Commencement Time and ending at the applicable VWAP Purchase Ending Time on such Purchase Date for such VWAP Purchase.

“VWAP Purchase Price” means, with respect to a VWAP Purchase made pursuant to Section 3.1, the purchase price per Share to be purchased by the Investor in such VWAP Purchase, equal to the product of (i) 0.965, multiplied by (ii) the VWAP of the Common Stock for the applicable VWAP Purchase Period on the applicable Purchase Date for such VWAP Purchase; provided, however, that the calculation of the VWAP for the Common Stock for the VWAP Purchase Period for a VWAP Purchase shall exclude each of the following transactions, to the extent they occur during such VWAP Purchase Period (as applicable): (A) the opening or first purchase of Common Stock at or following the official open of such primary (or “regular”) trading session that is reported in the consolidated system on such Purchase Date, (B) the last or closing sale of Common Stock at or prior to the official close of such primary (or “regular”) trading session that is reported in the consolidated system on such Purchase Date (as applicable), and (C) provided the Company shall have specified a Limit Order Continue Election in the applicable VWAP Purchase Notice for such VWAP Purchase, all sales of Common Stock on the Trading Market (or on such Eligible Market, as applicable) during such VWAP Purchase Period at a Sale Price that is less than the applicable VWAP Purchase Minimum Price Threshold for such VWAP Purchase. All such calculations shall be appropriately adjusted for any stock dividend, stock split, stock combination, recapitalization or other similar transaction.

“VWAP Purchase Share Amount” means, with respect to a VWAP Purchase made pursuant to Section 3.1, the total number of Shares to be purchased by the Investor in such VWAP Purchase as specified by the Company in the applicable VWAP Purchase Notice for such VWAP Purchase, which total number of Shares shall not exceed the VWAP Purchase Maximum Amount applicable to such VWAP Purchase, taking into account the VWAP Purchase Percentage specified by the Company in the applicable VWAP Purchase Notice for such VWAP Purchase (and such number of Shares specified by the Company in the applicable VWAP Purchase Notice for such VWAP Purchase shall be subject to automatic adjustment in accordance with Section 3.1 hereof as necessary to give effect to the VWAP Purchase Maximum Amount limitation applicable to such VWAP Purchase, taking into account the VWAP Purchase Percentage specified by the Company in the applicable VWAP Purchase Notice for such VWAP Purchase, as set forth in this Agreement).

“VWAP Purchase Share Volume Maximum” means, with respect to a VWAP Purchase made pursuant to Section 3.1, a number of shares of Common Stock equal to the quotient obtained by dividing (i) the VWAP Purchase Share Amount to be subscribed for and purchased by the Investor in such VWAP Purchase, by (ii) the VWAP Purchase Percentage specified by the Company in the applicable VWAP Purchase Notice for such VWAP Purchase (to be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction).

EXHIBIT A

FORM OF REGISTRATION RIGHTS AGREEMENT

[TO BE FURNISHED SEPARATELY]

A-1

EXHIBIT B

CLOSING CERTIFICATE

[***]

B-1

EXHIBIT C

COMPLIANCE CERTIFICATE

[***]

C-1

DISCLOSURE SCHEDULE
RELATING TO THE COMMON STOCK
PURCHASE AGREEMENT, DATED AS OF DECEMBER 26, 2023
BETWEEN SPECTRAL AI, INC. AND B. Riley Principal Capital II, LLC

[***]

C-2